                                                                  Exhibit 10.17

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This LOAN AND SECURITY AGREEMENT ("Agreement"), is dated as of December ___, 1998 (the "Closing Date"), by and between the following parties:

LENDER/SECURED PARTY:    NTFC CAPITAL CORPORATION, a Delaware corporation with
                         offices at 501 Corporate Centre Drive, Franklin,
                         Tennessee 37067 ("Lender")

BORROWER/DEBTOR:         FOCAL COMMUNICATIONS CORPORATION, a Delaware
                         corporation with its principal place of business at 200
                         North LaSalle Street, Chicago, Illinois 60601
                         ("Borrower")

This Loan and Security Agreement includes the general terms and conditions contained herein and all the exhibits and schedules attached hereto, all of which are incorporated herein. In the event of a conflict between the general terms and conditions and any schedule, the additional terms and conditions stated in the schedule shall control.

By executing this Loan and Security Agreement, Lender agrees to make loans to Borrower, and Borrower agrees to borrow from Lender and to provide collateral to secure such loans, all on the terms and conditions set forth herein.

IN WITNESS WHEREOF, the parties have executed this Loan and Security Agreement by their duly authorized representatives:

LENDER:                    BORROWER:
------                     --------

NTFC CAPITAL CORPORATION   FOCAL COMMUNICATIONS CORPORATION

BY: /s/ L.W. MIDDLETON     BY: /s/ JOSEPH A. BEATTY
   ---------------------      ---------------------------
TITLE: Vice President      TITLE: Executive V.P./CFO
       -----------------          -----------------------
DATE:  12/30/98            DATE:  12/30/98
       -----------------          -----------------------

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This LOAN AND SECURITY AGREEMENT ("Agreement"), is dated as of December___, 1998 (the "Closing Date"), by and between the following parties:


LENDER/SECURED PARTY: NTFC CAPITAL CORPORATION, a Delaware corporation with offices at 501 Corporate Centre Drive, Franklin, Tennessee 37067 ("Lender")


BORROWER/DEBTOR:           FOCAL COMMUNICATIONS CORPORATION, a Delaware
                           corporation with its principal place of business at 200 North LaSalle Street, Chicago, Illinois 60601
                           ("Borrower")


This Loan and Security Agreement includes the general terms and conditions contained herein and all the exhibits and schedules attached hereto, all of which are incorporated herein. In the event of a conflict between the general terms and conditions and any schedule, the additional terms and conditions stated in the schedule shall control.

By executing this Loan and Security Agreement, Lender agrees to make loans, to Borrower, and Borrower agrees to borrow from Lender and to provide collateral to secure such loans, all on the terms and conditions set forth herein.

IN WITNESS WHEREOF, the parties have executed this Loan and Security Agreement by their duly authorized representatives:


LENDER:                                 BORROWER:
------                                  --------

NTFC CAPITAL CORPORATION                FOCAL COMMUNICATIONS CORPORATION

BY:_____________________                BY:_____________________________

TITLE:__________________                TITLE:__________________________

DATE:___________________                DATE:___________________________

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----
ARTICLE 1: DEFINITIONS......................................................  1
     1.01.  Certain Definitions.............................................  1
     1.02.  Accounting Principles; Subsidiaries.............................  9
     1.03.  UCC Terms.......................................................  9
     1.04.  General Construction; Captions.................................. 10
     1.05.  References to Documents and Laws................................ 10

ARTICLE 2: LOANS............................................................ 10
     2.01.  Commitment...................................................... 10
     2.02.  Note and Payment Terms.......................................... 10
     2.03.  Procedures for Borrowing........................................ 12
     2.04.  Prepayments..................................................... 13
     2.05.  Computation of Interest......................................... 14
     2.06.  Payments........................................................ 14
     2.07.  Indemnity....................................................... 14
     2.08.  Use of Proceeds................................................. 14
     2.09.  Fees............................................................ 14
     2.10.  Lender's Expenses............................................... 15

ARTICLE 3: COLLATERAL AND SECURITY AGREEMENT................................ 15
     3.01.  Grant of Security Interest...................................... 15
     3.02.  Priority of Security Interests.................................. 16
     3.03.  Further Documentation; Pledge of Instruments.................... 16
     3.04.  Further Identification of Collateral............................ 17
     3.05.  Remedies........................................................ 17
     3.06.  Standard of Care................................................ 17
     3.07.  Advances to Protect Collateral.................................. 17
     3.08.  License to Use.................................................. 17
     3.09.  Subsidiary Guaranties........................................... 17

ARTICLE 4: REPRESENTATIONS AND WARRANTIES................................... 18
     4.01.  Organization and Qualification.................................. 18
     4.02.  Authority and Authorization..................................... 18
     4.03.  Execution and Binding Effect.................................... 18
     4.04.  Governmental Authorizations..................................... 18
     4.05.  Regulatory Authorizations....................................... 18
     4.06.  Material Agreement; Absence of Conflicts........................ 18
     4.07.  No Restrictions................................................. 19
     4.08.  Financial Statements............................................ 19
     4.09.  Financial Accounting Practices.................................. 19
     4.10.  Accurate and Complete Disclosure................................ 19
     4.11.  No Event of Default; Compliance with Material Agreements........ 20

     4.12.  Litigation....................................................... 20
     4.13.  Rights to Property............................................... 20
     4.14.  Financial Condition.............................................. 20
     4.15.  Taxes............................................................ 20
     4.16.  No Material Adverse Change....................................... 20
     4.17.  No Regulatory Event.............................................. 20
     4.18.  Trade Relations.................................................. 21
     4.19.  No Brokerage Fees................................................ 21
     4.20.  Margin Stock; Regulation U....................................... 21
     4.21.  Investment Company; Public Utility Holding Company............... 21
     4.22.  Personal Holding Company; Subchapter S........................... 21
     4.23.  ERISA............................................................ 21
     4.24.  Environmental Warranties......................................... 22
     4.25.  Security Interests............................................... 22
     4.26.  Place of Business................................................ 22
     4.27.  Location of Collateral........................................... 22
     4.28.  Clear Title To Collateral........................................ 22
     4.29.  Assumed Names.................................................... 22
     4.30.  Transactions with Affiliates..................................... 22
     4.31.  Nortel and Vendor Purchase Agreement............................. 22

ARTICLE 5: CONDITIONS OF CLOSING............................................. 23
     5.01.  Borrower's Certificate........................................... 23
     5.02.  Opinions of Counsel.............................................. 23
     5.03.  Closing Documents................................................ 23

ARTICLE 6: CONDITIONS OF LENDING............................................. 24
     6.01.  Conditions for Initial Advance................................... 24
     6.02.  Conditions for All Advances...................................... 24
     6.03.  Affirmation of Representations and Warranties.................... 26
     6.04.  Deadline for Funding Conditions.................................. 26

ARTICLE 7: AFFIRMATIVE COVENANTS............................................. 26
     7.01.  Reporting and Information Requirements........................... 26
     7.02.  Other Notices.................................................... 27
     7.03.  Notice of Pension-Related Events................................. 28
     7.04.  Inspection Rights................................................ 28
     7.05.  Preservation of Corporate Existence and Qualification............ 29
     7.06.  Continuation of Business......................................... 29
     7.07.  Insurance........................................................ 29
     7.08.  Payment of Taxes, Charges, Claims and Current Liabilities........ 30
     7.09.  Financial Accounting Practices................................... 31
     7.10.  Compliance with Laws............................................. 31
     7.11.  Use of Proceeds.................................................. 31
     7.12.  Government Authorizations; Regulatory Authorizations, Etc........ 31
     7.13.  Contracts and Franchises......................................... 32
     7.14.  Consents......................................................... 32

     7.15.  Financial Covenants.............................................. 32
     7.16.  Construction and Storage......................................... 32
     7.17.  Upgrade Equipment................................................ 32

ARTICLE 8: NEGATIVE COVENANTS................................................ 32
     8.01.  Additional Indebtedness.......................................... 33
     8.02.  Restrictions on Liens and Sale of Collateral..................... 33
     8.03.  Limitation on Contingent Obligations............................. 33
     8.04.  Prohibition of Mergers, Acquisitions,
             Name, Office or Business Changes................................ 33
     8.05.  Limitation on Equity Payments.................................... 34
     8.06.  Limitation on Investments, Advances and Loans.................... 34
     8.07.  Capital Expenditures............................................. 35
     8.08.  Limitation on Leases............................................. 35
     8.09.  Termination of Nortel Purchase Agreement......................... 35
     8.10.  Removal of Collateral............................................ 35
     8.11.  Assumed Names.................................................... 35

ARTICLE 9: EVENTS OF DEFAULT................................................. 35
     9.01.  Events of Default................................................ 35
     9.02.  Consequences of an Event of Default.............................. 38
     9.03.  Exercise of Rights............................................... 38
     9.04.  Rights of Secured Party.......................................... 38
     9.05.  Notices, Etc. Waived............................................. 39
     9.06.  Additional Remedies.............................................. 39
     9.07.  Application of Proceeds.......................................... 40
     9.08.  Discontinuance of Proceedings.................................... 40
     9.09.  Power of Attorney................................................ 40
     9.10.  Regulatory Matters............................................... 41

ARTICLE 10: GENERAL CONDITIONS/MISCELLANEOUS................................. 41
     10.01.  Modifications and Waivers....................................... 41
     10.02.  Advances Not Implied Waivers.................................... 42
     10.03.  Deviation from Covenants........................................ 42
     10.04.  Holidays........................................................ 42
     10.05.  Records......................................................... 42
     10.06.  Notices......................................................... 43
     10.07.  FCC and PUC Approval............................................ 43
     10.08.  Lender Sole Beneficiary......................................... 43
     10.09.  Lender's Review of Information.................................. 44
     10.10.  No Joint Venture................................................ 44
     10.11.  Severability.................................................... 44
     10.12.  Rights Cumulative............................................... 44
     10.13.  Duration; Survival.............................................. 44
     10.14.  Governing Law................................................... 44
     10.15.  Counterparts.................................................... 45
     10.16.  Successors and Assigns.......................................... 45
     10.17.  Participation................................................... 45

     10.18.  Time of Essence................................................. 45
     10.19.  Disclosures and Confidentiality................................. 45
     10.20.  Jurisdiction and Venue.......................................... 47
     10.21.  Jury Waiver..................................................... 47
     10.22.  Limitation on Liability......................................... 48
     10.23.  Borrower Waivers................................................ 48
     10.24.  Schedules....................................................... 48
     10.25.  Agreement to Govern............................................. 48
     10.26.  Entire Agreement................................................ 48

                    SCHEDULES TO LOAN AND SECURITY AGREEMENT
                    ----------------------------------------

Schedule 1          Borrower Information
Schedule 1.01(a)    Subsidiary Execution Page(s)
Schedule 1.01(b)    Subsidiary Information
Schedule 2.01       Maximum Loan Amount
Schedule 2.02       Payment Terms and Governing Law
Schedule 2.09       Fees
Schedule 4.04       Required Consents
Schedule 4.05       Regulatory Authorizations
Schedule 4.07       Restrictions on Loans
Schedule 4.08       Financial Statements
Schedule 4.12       Pending Litigation
Schedule 4.25       UCC Filing Offices
Schedule 4.26       Principal Offices and Location of Collateral
Schedule 4.29       Assumed Names
Schedule 4.31       Nortel Purchase Agreement
Schedule 6.02       Post-Closing Items
Schedule 7.07       Insurance/Certificate
Schedule 7.16       Financial Covenants
Schedule 8.02       Permitted Specific Encumbrances
Schedule 8.06  Permitted Equity Payments

                    EXHIBITS TO LOAN AND SECURITY AGREEMENT
                    ---------------------------------------

Exhibit A      Form of Note
Exhibit B      Form of Borrowing Certificate
Exhibit C      Form of Opinion of Counsel for Borrower
Exhibit D      Form of Opinion of Regulatory Counsel for Borrower
Exhibit E      Form of Landlord's Consent
Exhibit F      Form of Mortgagee's Consent
Exhibit G      Form of Guaranty

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     THIS LOAN AND SECURITY AGREEMENT ("Agreement") is dated as of the "Closing Date" set forth on Schedule 2.02 hereto, by and between the entity or entities described on Schedule 1 hereto (collectively, "Borrower") and NTFC CAPITAL CORPORATION, a Delaware corporation ("Lender"), with offices at 501 Corporate Centre Drive, Franklin, Tennessee 37067.

                              B A C K G R O U N D:
                              -------------------

     A. Borrower has entered into a certain purchase agreement with Northern Telecom Inc., as described on Schedule 4.31 hereto, providing for Borrower's purchase of certain telecommunications equipment and the license of associated software, all as described therein, and has requested Lender to extend credit to Borrower to finance such purchase and license, as described on Schedule 4.31 hereto, and to make credit available for the purchase of additional telecommunications equipment, in each case as described herein.

     B. Lender is willing to extend such credit to Borrower upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                             ARTICLE 1: DEFINITIONS
                             ----------------------

     1.01. Certain Definitions. Certain terms are defined on Schedule 2.02 hereto. In addition to other words and terms defined in the preamble hereof or elsewhere in this Agreement, or on the Schedules hereto, the following words and terms shall have the following meanings unless the context otherwise clearly requires:

     "Advance(s)": any advance or loan of funds made by Lender to Borrower pursuant to this Agreement.

     "Affiliate": as applied to any Person, any second Person directly or indirectly controlling, controlled by, or under common control with that Person, or related to such Person by blood, marriage or adoption. For purposes of this definition and the definition of "Subsidiary", a Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or to cause the direction of, the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise. The "Affiliates" of Borrower shall also include the Owners.

     "Basic Agreements": a collective reference to this Agreement, the Note, and the Security Documents.

     "Borrowing Certificate": a certificate substantially in the form of Exhibit B hereto.

     "Borrowing Date": any Business Day on which an Advance is made to Borrower hereunder.

     "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in Nashville, Tennessee or Chicago, Illinois are authorized or required by law to close.

     "Calendar Quarter": each three month period starting on each January 1, April 1, July 1, and October 1, during the term of this Agreement.

     "Carrier": any interexchange carrier or other provider of telecommunications long distance service, or local exchange company or other provider of local telecommunications service.

     "Cash": at any time, the cash, cash equivalents or marketable investment grade securities held by Borrower free of any claims or encumbrances.

     "Cash Flow": during any fiscal period of Borrower, EBITDA, less any Equity Payments pursuant to Section 8.06 hereof or payments on Subordinated Indebtedness made during such period.

     "Change in Control": any "Change of Control" as defined in that certain Indenture with respect to Borrower's 12.125% Senior Discount Notes Due 2008, dated as of February 18,1998, by and between Borrower and Harris Trust and Savings Bank.

     "Closing Date": as defined on Schedule 2.02 hereto.

     "Code": the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral": as defined in Section 3.01 hereof.

     "Commitment": as defined in Section 2.01 hereof.

     "Communications Law": any and all of (i) the Communications Act of 1934, as amended and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, (ii) any state law governing the provision of telecommunications services, and the rules and regulations of the PUC, all as the same may be in effect from time to time.

     "Consent": a consent to a collateral assignment of the NTI Purchase Agreement, a consent to a collateral assignment of the Vendor Purchase Agreement, a Landlord Consent, and/or a Mortgagee's Consent.

     "Contingent Obligation": as to any Person, any obligation of such Person guaranteeing, directly or indirectly, any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof.

       "Debt Service": for any fiscal period of Borrower, the sum of all principal and interest payments that Borrower is required to make during such period on account of all of its Indebtedness including, without limitation, (a) amounts due during such period on account of capitalized leases, (b) the then current portion of any long-term Indebtedness, including any Subordinated Indebtedness, (c) amounts due on short-term Indebtedness, and (d) amounts due under this Agreement and the Note.

     "Default": any of the conditions or occurrences specified in Section 9.01, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "Default Rate": a rate of interest equal to the lesser of (i) three percent (3%) over the Interest Rate, or (ii) the maximum permissible rate under applicable law in effect at any time.

     "EBITDA": for any fiscal period, Borrower's actual operating earnings from ongoing operations and before interest, taxes, depreciation and amortization and non-cash charges for such fiscal period.

     "Environmental Law": any current or future federal, state and local law (including common law), statute, regulation, ordinance, rulings, codes, judicial order, administrative order or terms of licenses or permits applicable to environmental conditions (including without limitation conditions relating to ambient air, surface water, groundwater, land surface or subsurface strata), including without limitation all such laws governing the employment, generation, use, storage, disposal or transportation of toxic or hazardous substances or wastes (including, without limitation, asbestos and petroleum products), the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Superfund Amendment and Reauthorization Act of 1986, the Toxic Substances Control Act, the Clean Air Act, the Water Pollution Control Act, the Hazardous Waste Management Act, the Mineral Lands and Leasing Act, the Surface Mining Control and Reclamation Act, U.S. Department of Transportation Regulations, and all similar state and local laws, regulations, all as now or hereafter amended.

     "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

     "Equipment": as defined in Section 3.01 hereof.

     "Equity Payment": any distribution of earnings or capital to any Owner, or any redemption of stock or other ownership interests, either directly or indirectly, whether in cash or property or in obligations of Borrower.

     "Event of Default": any of the events specified in Section 9.01 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, under Section 9.01 or otherwise, has been satisfied.

     "FCC": the Federal Communications Commission of the United States of America, and any successor, in whole or in part, to its jurisdiction.

     "Financing Termination Date": as defined on Schedule 2.02 hereto.

     "First Borrowing Date": the date of the first borrowing by Borrower hereunder.

     "Fixed Charges": for any fiscal period of Borrower, its Debt Service, plus non-financed capital expenditures.

     "GAAP": subject to Section 1.02 hereof, generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Borrower's independent certified public accountants concur), applied both to classification of items and amounts.

     "General Intangibles": as defined in Section 3.01 hereof.

     "Governmental Actions": actions by any Governmental Authority.

     "Governmental Authority": the federal government, any state or political subdivision thereof, any city or municipal entity, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indebtedness": as to any Person, at a particular time, (a) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss, (b) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss (c) obligations of such Person to purchase or repurchase accounts receivable, chattel paper or other payment rights sold or assigned by such Person, and (d) indebtedness or obligations of such Person under or with respect to letters of credit, notes, bonds or other debt instruments.

     "Initial Payment Date": as defined on Schedule 2.02 hereto.

     "Interest Rate": as defined on Schedule 2.02 hereto.

     "Landlord Consent": a consent substantially in the form of Exhibit E hereto or in other form acceptable to Lender, to be executed by the owner/landlord, sublessor and/or licensor (including carriers) of any real property where any of the Collateral is to be located.

     "Law": any law (including common law), constitution, statute, regulation, rule, ordinance, order, injunction, writ, decree or award of any governmental body or court of competent jurisdiction or of any arbitrator (including but not limited to ERISA, the Code, the UCC, any applicable tax law, product safety law, occupational safety or health law, Communications Law, Environmental Law and/or securities laws).

     "Lender's Expenses": as defined in Section 2.10 hereof.

     "Lien": any mortgage, pledge, hypothecation, lien (statutory or other), judgment lien, security interest, security agreement, charge or other encumbrance, or other security arrangement of any nature whatsoever, including, without limitation, any installment contract, conditional sale or other title retention arrangement, any sale of accounts receivable or chattel paper, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and the filing of any financing statement under the UCC or comparable law of any jurisdiction.

     "Loan": each of the loans and loan facilities described in Section 2.01 hereof and all Advances pursuant hereto.

     "Loan Documents": a collective reference to this Agreement, the Note, the Security Documents, and all other documents, instruments, agreements and certificates evidencing or securing any advance hereunder or any obligation for the payment or performance thereof and/or executed and delivered in connection with any of the foregoing.

     "Mandatory Prepayments": as defined in Section 2.04(b) hereof.

     "Material Adverse Effect": or "Material Adverse Change": a material adverse effect on, or material adverse change in, (i) the business, operations or financial condition of Borrower, (ii) the ability of Borrower to perform its obligations under this Loan Agreement, the Note, or the other Loan Documents, or
(iii) Lender's ability to enforce the rights and remedies granted under this Agreement or the other Loan Documents, in all cases whether attributable to a single circumstance or event or an aggregation of circumstances or events.

     "Mortgagee's Consent": a consent substantially in the form of Exhibit F hereto, to be executed by any Person holding a lien on real property leased or otherwise provided to Borrower, on which any of the Equipment is located.

     "Maturity Date": the date defined on Schedule 2.02 hereto, on which all principal, interest, premium if any, expenses, fees, penalties and other amounts due under the Note shall be finally due and payable.

     "Nortel": Northern Telecom Inc., a Delaware corporation.

     "Nortel Equipment": the equipment and licensed or sub-licensed software manufactured or supplied by Nortel to Borrower with respect to which Advances hereunder are used directly or indirectly to finance the acquisition cost thereof at any time pursuant to the Nortel Purchase Agreement or any purchase order issued by Borrower to Nortel or otherwise, including installation and construction services provided by Nortel pursuant thereto.

     "Nortel Purchase Agreement": the Nortel Purchase Agreement identified on
Schedule 4.31 hereto, together with any amendments or supplements thereto, and any other purchase agreement between Nortel and Borrower and all purchase orders and invoices issued pursuant thereto, all subject to the approval of Lender.

     "Note": collectively, one or more promissory notes issued by Borrower to Lender pursuant to this Agreement, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

     "Obligations": all indebtedness, liabilities and obligations of Borrower to Lender of any class or nature, arising under or in connection with this Agreement and/or the other Loan Documents, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses, lease obligations, indemnities or otherwise, including, without limitation, future advances of any sort, all future advances made by Lender for taxes, levies, insurance and/or repairs to or maintenance of the Collateral, the unpaid principal amount of, and accrued interest on, the Note, and any expenses of collection or protection of Lender's rights, including reasonable attorneys' fees.

     "Organizational Documents": with respect to a corporation, the articles of incorporation and by-laws of such corporation; with respect to a partnership, the certificate of partnership (or limited partnership, as applicable) and partnership agreement, together with the analogous documents for any corporate or partnership general partner; with respect to a limited liability company, the articles of organization and operating agreement of such limited liability company; and in any case, any other document governing the formation and conduct of business by such entity.

     "Owners": all presently existing and future shareholders of Borrower and all other Persons with direct ownership interests in Borrower.

     "Payment Date": as defined on Schedule 2.02 hereto.

     "Payment Schedule": as defined on Schedule 2.02 hereto.

     "PBGC": the Pension Benefit Guaranty Corporation established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to its functions.

     "Permits": all consents, licenses, notices, approvals, authorizations, filings, orders, registrations, and permits required by any Governmental Authority for the construction and operation of the Equipment (excluding Regulatory Authorizations), issued or obtained as and when required in accordance with all Requirements of Law.

     "Permitted Encumbrances": the Liens permitted under Section 8.02 hereof.

     "Person": an individual, corporation, limited liability company, partnership, business or other trust, unincorporated association, joint venture, joint-stock company, Governmental Authority or any other entity.

     "Plan": any employee pension benefit plan to which Section 4021 of ERISA applies and (i) which is maintained for employees of Borrower or (ii) to which Borrower made, or was required to make, contributions at any time within the preceding five (5) years.

     "Proceeds": as defined in Section 3.01 hereof.

     "PUC": the public utilities commission for the state or any other jurisdiction in which Borrower operates its telecommunications business or any portion of the Equipment is located, or any successor agency, and any successor, in whole or in part, to its functions or jurisdictions, and any other Persons specified as such on Schedule 2.02 hereto.

     "Purchase Agreement": individually and collectively, the Nortel Purchase Agreement and the Vendor Purchase Agreement.

     "Regulatory Authorizations": all approvals, authorizations, licenses, filings, notices, registrations, consents, permits, exemptions, registrations, qualifications, designations, declarations, or other actions or undertakings now or hereafter made by, to or in respect of any telecommunications governmental or other regulatory authority, including, without limitation, any certificates of public convenience and all grants, approvals, licenses, filings and registrations from or to the FCC or PUC or under any Communications Law necessary in order to enable Borrower to own, construct, maintain and operate the Equipment, and any authorizations specified on Schedule 4.05 hereto.

     "Regulatory Event": any of the following events: (i) Lender becomes subject to regulation as a "carrier," a "telephone company," a "common carrier," a "public utility" or otherwise under any applicable law or governmental regulation, federal, state or local, solely as a result of the transactions contemplated by this Agreement and the other Loan Documents, or (ii) Borrower becomes subject to regulation by any Governmental Authority in any way that is materially different from the regulation existing at the Closing Date and that could materially adversely affect Borrower's ability to perform its material obligations under the Loan Documents or Lender's rights thereunder, or (iii) the FCC or PUC issues an order revoking, denying or refusing to renew, or recommending the revocation, denial or non-renewal of, any Regulatory Authorization.

     "Reportable Event": (i) a reportable event described in Section 4043 of ERISA and regulations thereunder, (ii) a withdrawal by a substantial employer from a Plan to which more than one employer contributes, as referred to in
Section 4063(b) of ERISA, or (iii) a cessation of operations at a facility causing more than twenty percent (20%) of Plan participants to be separated from employment, as referred to in Section 4062(f) of ERISA.

     "Required Consents": the Governmental Authority approvals or consents of other Persons required with respect to Borrower's execution, delivery and performance of this Agreement and the other Loan Documents, as described in
Section 4.04 hereto.

     "Requirement of Law": as to any Person, the Organizational Documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or transactions or to which such Person or any of its property or transactions is subject, including without limitation, all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies, all Permits or Regulatory Authorizations issued to Borrower, all Communications Laws, and all Environmental Laws.

     "Responsible Officer": with respect to a corporation, its President or any Vice President or Treasurer; with respect to a partnership, its general partner (or the President, any Vice President or Treasurer of any corporate general partner, as applicable); with respect to a limited liability company, a member or manager (or the President, any Vice President or Treasurer of any corporate member or manager), or the President or any Vice President of any other Person.

     "Security Documents": this Agreement, the Consents, all financing statements, and any other documents granting, evidencing, or perfecting any security interest or Lien with respect to or securing any of the Obligations.

     "Site(s)": any of the sites where Equipment is or is to be located.

     "Software" and "Software Licenses": any software now or hereafter owned by, or licensed to, Borrower or with respect to which Borrower has or may have license or use rights.

     "Subordinated Indebtedness": Indebtedness of Borrower for money borrowed for the use of Borrower, payment of which is fully subordinated to the payment of all Obligations of Borrower to Lender upon terms and provisions reasonably acceptable to Lender.

     "Subordination Agreement": one or more Subordination Agreements reasonably acceptable to Lender.

     "Subsidiary": as to any Person, any corporation or other entity that is an Affiliate of such Person and of which shares of stock or equity interests having ordinary voting power with respect to the election of one or more directors or other managers of such corporation are at the time directly or indirectly owned or controlled by such Person (regardless of any contingency which does or may suspend or dilute the voting rights of such class).

     "System": Borrower's complete telecommunications network or system constructed and/or operated by Borrower, of which the Equipment forms a part, as described on Schedule 2.02 hereto.

     "UCC": the Uniform Commercial Code as the same may from time to time be in effect in the State of Tennessee, or the Uniform Commercial Code of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

     "Vendor" means any manufacturer or supplier of Vendor Equipment or licensor or supplier of Software, in each case other than Nortel.

     "Vendor Equipment" means any equipment, upgrades, switches and licensed or sub-licensed Software manufactured, or supplied to Borrower, by a Vendor.

     "Vendor Purchase Agreement": any purchase agreement, together with any amendments or supplements thereto, between a Vendor and Borrower or an assignor of Borrower and all purchase orders and invoices issued pursuant thereto for the sale of Vendor Equipment, all subject to the approval of Lender, not to be unreasonably withheld or delayed.

     1.02. Accounting Principles; Subsidiaries. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), consistently applied, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. If at any time Borrower has any Subsidiaries, all accounting and financial terms herein shall be deemed to include references to consolidated and consolidating principles, and covenants, representations and agreements with respect to Borrower and its properties and activities shall be deemed to refer to Borrower and its consolidated Subsidiaries collectively.

     1.03. UCC Terms. Except as otherwise provided or amplified (but not limited) herein, terms used in this Agreement that are defined in the UCC shall have the same meanings herein.

     1.04. General Construction; Captions. All definitions and other terms used in this Agreement shall be equally applicable to the singular and plural forms thereof, and all references to any gender shall include all other genders. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The captions and table of contents in this Agreement and the other Loan Documents are for convenience only, and in no way limit or amplify the provisions hereof.

     1.05. References to Documents and Laws. All defined terms and references in this Agreement or the other Loan Documents with respect to any agreements, notes, instruments, certificates or other documents shall be deemed to refer to such documents and to any amendments, modifications, renewals, extensions, replacements, restatements, substitutions and supplements of and to such documents. All references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations.

                                ARTICLE 2: LOANS
                                ----------------

     2.01. Commitment. Subject to the terms and conditions herein provided, and so long as no Default has occurred and is continuing hereunder, Lender agrees to lend to Borrower from time to time before the Financing Termination Date, an aggregate principal amount not to exceed the amount set forth on Schedule 2.01 hereto as the maximum principal amount (the "Commitment"). All amounts advanced hereunder shall be used solely for the purchase of Nortel Equipment and related services from Nortel, and amounts not exceeding the amount (if any) specified on
Schedule 2.01 hereto may be used for legal fees, charges, expenses and closing costs and other expenses incurred by Borrower or incurred by Lender and payable by Borrower under Section 2.10 hereof, provided, however, that up to thirty percent (30%) of the Commitment hereunder may be used for purchases of Vendor Equipment and related services, provided, further, that in each case such amount has been approved by Nortel prior to the date of the Advance therefore.

     2.02.  Note and Payment Terms.

          (a) Promissory Note. The Loans shall be evidenced by one or more Notes substantially in the form of Exhibit A hereto, with appropriate insertions. The Note shall be executed by Borrower, payable to the order of Lender, and shall evidence the obligation of Borrower to repay all principal amounts advanced under or pursuant to this

     Agreement, together with interest and all other amounts due thereunder. The Note shall be dated the Closing Date, have a stated maturity that is the Maturity Date, and bear interest at the Interest Rate specified on Schedule
     2.02 applicable to each Advance thereunder from the applicable Borrowing Date until the Note or any amount thereunder is paid in full (whether on the Maturity Date, by acceleration or otherwise). All schedules attached to the Note shall be deemed a part thereof. Any such schedule may be amended by Lender from time to time to reflect changes in the amounts includable thereon, but the failure to attach or amend any schedule shall not diminish the obligation of Borrower to repay all amounts due hereunder or on the Note.

          (b) Interest Payments. Interest shall continue to accrue on the principal amount outstanding on the Note at the Interest Rate and shall be payable, in arrears, on each Payment Date, with the principal payments described below.

          (c) Principal Payments. All principal amounts due with respect to the Note shall be payable in installments in accordance with the Payment Schedule set forth on Schedule 2.02 hereto, commencing on the Initial Payment Date and on each Payment Date thereafter until the Maturity Date. The principal payment amounts shall be recalculated by Lender if any Advances are made hereunder after the Initial Payment Date, based on the aggregate amount of all Advances made at any time. Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount of the Note and any other principal and interest amounts outstanding will be added to the final payment on the Maturity Date. In any event, the entire outstanding principal amount of the Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Maturity Date.

          (d) Late Payments and Default Rate. Notwithstanding the foregoing, if Borrower shall fail to pay within ten (10) days after the due date any principal amount or interest or other amount payable under this Agreement or under the Note, Borrower shall pay to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at the Default Rate (instead of the Interest Rate), from the due date until such overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under Section 9.01 hereof. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest
     Rate) until such amounts are paid in full or such Event of Default is waived in writing by Lender.

          (e) Excess Interest. Notwithstanding any provision of the Note, this Agreement or any other Loan Document to the contrary, it is the intent of Lender and Borrower that Lender or any subsequent holder of the Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable Law, as amended or enacted from time to time. In the event Lender, or any subsequent holder of the Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such, or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be applied to any other outstanding indebtedness of Borrower due to Lender, and if none is outstanding, shall be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, Lender or any subsequent holder of any Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     2.03.  Procedures for Borrowing.

          (a) Timing of Advances. Advances shall not be made more than once per calendar month, and all Advances in any calendar month shall be made on the same Borrowing Date. Each Advance (other than the last Advance) shall be in an aggregate principal amount of not less than $25,000. No amounts may be borrowed hereunder on or after the Financing Termination Date. Lender is hereby authorized to retain from each Advance all amounts of Lender's Expenses accrued and unpaid by Borrower, for which invoices have been sent to Borrower at least two (2) Business Days before such Advance. In any event, all outstanding Commitment Fee installments, legal fees, charges and expenses not paid by Borrower prior to any Borrowing Date shall be paid before any Advance is made or concurrently with such Advance.

          (b) Borrowing Certificates. To request an Advance hereunder, Borrower shall send to Lender, at least ten (10) Business Days prior to the requested Borrowing Date, a completed Borrowing Certificate, along with invoices and such other supporting documentation as Lender may reasonably request. Lender is hereby authorized to add to any Borrowing Certificate all amounts payable by Borrower to Lender in respect of legal fees, charges and expenses arising or incurred by Lender, to the extent such fees, charges and expenses have then been incurred or charged and may be paid from proceeds of the Loan.

            (c) Transmission of Advances. Advances shall be made by wire transfer to the account(s) specified in the applicable Borrowing Certificate, except that (i) proceeds of the Loans may be transmitted, at Lender's option, directly to a Nortel or Vendor account for payment of any unpaid Nortel or Vendor invoices, and (ii) Advances shall be made to Borrower only to the extent that Borrower provides Lender with satisfactory evidence that the amount of such Advance has been paid to Nortel or the Vendor. No further authorization shall be necessary for any such direct disbursements, and each such Advance shall satisfy pro tanto the obligations of Lender under this Agreement.

            (d) Borrowing Dates. Advances shall be made by Lender on the Borrowing Date specified in the applicable Borrowing Certificate if all conditions for such Advance have been satisfied, or on such later Business Date as all conditions for such Advance shall have been satisfied, as reasonably determined by Lender.

            (e) Advances After Default. At its option, after the occurrence and continuance of a Default, Lender may but shall not be obligated to make advances of portions of the Loan proceeds to any Person (including without limitation Nortel and any Vendor, suppliers, sub-contractors and materialmen) to whom Lender in good faith determines payment is due with respect to the Equipment, and any proceeds so disbursed by Lender shall be deemed disbursed as of the date on which the Person to whom payment is made receives the same. No further authorization from Borrower shall be necessary to warrant such direct advances, and the execution of this Loan Agreement by Borrower shall, and hereby does, constitute an irrevocable authorization and power of attorney so to advance proceeds hereunder.

     2.04.  Prepayments.

            (a) Voluntary Prepayments. Borrower may, at its option, at any time and from time to time after the first anniversary of the first Advance under any Note, prepay such Note in whole or in part, upon at least thirty
     (30) Business Days prior written notice to Lender specifying the date and amount of prepayment, in a minimum amount of $50,000, plus the premium described below, and all accrued but unpaid interest thereon. Such notice shall be irrevocable and the principal amount specified in such notice shall be due and payable on the date specified together with accrued interest on the amount prepaid. Any such prepayment shall be subject to a prepayment premium equal to a percentage of the amount prepaid as follows: three percent (3%) if the prepayment is made prior to the second anniversary of the date of the first Advance, one and one half percent (1-1/2%) if the prepayment is made after the second but prior to the third anniversary of the date of the first Advance, and without a premium if the prepayment is made thereafter. Amounts prepaid may not be reborrowed and shall be applied to the amortization schedules as requested by Borrower and otherwise as provided in Section 2.04(c). Mandatory Prepayments, excess interest payments under Section 2.02(e) or prepayments made from insurance proceeds pursuant to Section 6.03 or with any condemnation proceeds shall not be subject to a prepayment premium.

            (b) Mandatory Prepayments. Upon Lender's written demand, within five
     (5) days of such demand, Borrower shall be required to prepay, without premium, the Obligations hereunder as follows: (i) all Obligations if a Change in Control occurs, or (ii) Obligations arising from Advances for Equipment and/or Software financed for purchase under the Nortel Purchase Agreement if that Agreement is terminated prior to the completion and acceptance of such Equipment and related Software ("Mandatory Prepayments").

            (c) Application of Prepayments. Any prepayments shall be applied first to interest, then to premium, then to expenses, and then to the installments of principal in reverse chronological order.

     2.05. Computation of Interest. Interest shall be calculated daily on the basis of a 365-day year for the actual days elapsed in the period during which it accrues.

     2.06. Payments. All payments and prepayments to be made in respect of principal, interest, prepayment premiums or other amounts due from Borrower hereunder or under the Note shall be payable on or before 1:00 p.m., Nashville time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such payments shall be made to Lender at Lender's office at 501 Corporate Centre Drive, Franklin, Tennessee 37067, or such other location specified in writing by Lender, in immediately available funds, without setoff, recoupment, counterclaims or any other deduction of any nature.

     2.07. Indemnity. Borrower hereby indemnifies Lender against any losses, claims, penalties, expenses, actions, suits, obligations, liabilities and Liens (and all costs and expenses, including reasonable attorneys' fees incurred in connection therewith), that Lender has sustained or incurred or may sustain or incur in connection with any of the Collateral, or the enforcement, performance or administration of the Loan Documents, or as a consequence of any default by Borrower in the performance or observance of any covenant or condition contained in this Agreement or the Loan Documents, including without limitation, the breach of any representation or warranty, any failure of Borrower to pay when due (by acceleration or otherwise) any principal, interest, fee or any other amount due hereunder or under the Note, and any failure of Borrower to comply with all applicable Requirements of Law (collectively, "Claims") except to the extent of any Claims caused solely by Lender's gross negligence or willful misconduct. Borrower's obligations under this Section 2.07 shall be part of the Obligations and shall be secured by the Collateral. Borrower agrees that upon written notice by Lender of the assertion of any Claims, Borrower shall, at Lender's option, either assume full responsibility for, or reimburse Lender for the reasonable costs and expenses of, the defense thereof. Lender shall have no liability for consequential or incidental damages of any nature. The provisions of this Section 2.07 shall survive the termination of this Agreement and payment of the Obligations.

     2.08. Use of Proceeds. The proceeds of the Advances hereunder shall be used by Borrower only for the purposes and in the amounts described in Section
2.01 hereof, and no amounts repaid may be reborrowed (except for any voluntary prepayments as permitted pursuant to Section 2.04(a).

     2.09. Fees. Borrower shall pay Lender the fees described on Schedule 2.09 hereto in connection with this Agreement.

     2.10. Lender's Expenses. Borrower agrees (a) to pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred or arising in connection with the negotiation, review, preparation and execution of this Agreement, the Loan Documents, any commitment or proposal letter, or any amendment, supplement, waiver, modification to, or restructuring of this Agreement, the Obligations or the other Loan Documents, including, without limitation, reasonable legal fees and disbursements, expenses, document charges and other charges and expenses of Lender, (b) to pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred in connection with the administration of the Loans or the enforcement, protection or preservation of any rights under or in connection with this Agreement or any other Loan Documents, including, without limitation, reasonable legal fees and disbursements, audit fees and charges, and all out-of-pocket expenses, (c) to pay, indemnify, and to hold Lender harmless from, any and all recording and filing fees and taxes and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes (excluding income and franchise taxes and taxes of similar nature), if any, which may be payable or determined to be payable in connection with the execution and delivery or recordation or filing of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Loan Documents. All of the amounts described in this Section are referred to collectively as the "Lender's Expenses", shall be payable upon Lender's demand, and shall accrue interest at the Interest Rate in effect when such demand is made from five (5) days after the date of demand until paid in full. All Lender's Expenses, and interest thereon, shall be part of the Obligations and shall be secured by the Collateral. The agreements in this Section 2.10 shall survive repayment of the Obligations. All Lender's Expenses that are outstanding on any Borrowing Date shall be paid before or with such advance. If Borrower has not paid to Lender the amount of all Lender's Expenses billed to Borrower at least five (5) Business Days before such Borrowing Date, Lender shall be authorized to retain from any Advance on such Borrowing Date the amount of such Lender's Expenses that remain unpaid. Borrower's obligation to pay Lender's Expenses shall not be limited by any limitation on the amount of the Commitment that may be designated as available for such purposes, and any amounts so designated shall be used to pay Lender's Expenses accrued at the time of any Advance before any of Borrower's legal fees or similar expenses.

                  ARTICLE 3: COLLATERAL AND SECURITY AGREEMENT
                  --------------------------------------------

     3.01. Grant of Security Interest. Borrower (as debtor) hereby assigns to Lender as collateral, and grants to Lender (as secured party) a continuing security interest in and to, all of Borrower's right, title and interest in and to the following kinds and types of property, whether now owned or hereafter acquired or arising, wherever located, together with all substitutions therefor and all accessions, replacements and renewals thereof, and in all proceeds and products thereof (collectively, the "Collateral"):

                 (a) All Nortel Equipment financed or refinanced with proceeds of an Advance and all Vendor Equipment financed or refinanced with proceeds of an Advance, and in each case any and all additions, substitutions, and replacements to or of any of the foregoing, together with all attachments, components, parts, improvements, upgrades, and accessions installed thereon or affixed thereto, including installation services provided by Nortel or any other Vendor in connection therewith (collectively, "Equipment") and Borrower's rights under each Nortel Purchase Agreement and each Vendor Purchase Agreement relating to such Equipment;

                 (b) All general intangibles and intangible property (including all contracts and contract rights) constituting part of, or provided by or through Nortel or any Vendor in connection with, the Equipment or associated with the System which are necessary for the proper operation of the Equipment, including without limitation insurance proceeds and amounts due under insurance policies, licenses, license rights, rights in intellectual property, Software, Software Licenses, computer programming (including source codes, object codes and all other embodiments of computer programming or information), refunds, warranties and indemnification rights, and all amounts owed at any time to Borrower by Lender or Nortel or by a Vendor in connection with a Vendor Purchase Agreement relating to Equipment (collectively, "General Intangibles"); and

                 (c) All proceeds of any of the foregoing, including without limitation (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), and (iii) any and all cash proceeds and non-cash proceeds in the form of equipment, inventory, contracts, accounts, general intangibles, chattel paper, documents, instruments, securities, or other proceeds (collectively, "Proceeds").

     3.02. Priority of Security Interests. The security interests granted by Borrower to

Lender are and shall be continuing and indefeasible first-priority security interests in the Collateral, subject to no Liens except for Liens permitted under Section 8.02 hereof.

     3.03. Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, and at the sole expense of Borrower, Borrower shall promptly execute, deliver and record any documents, instruments, agreements and amendments, and take all such further action, as Lender may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing statements or amendments under the UCC. Borrower also hereby authorizes Lender to file any such financing statement or amendment thereto, without the signature of Borrower, or with a copy or telecopy of Borrower's signature, to the extent permitted by applicable law, or to execute any financing statement or amendment thereof on behalf of Borrower as Borrower's attorney-in-fact. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument or any certificated securities, such note, instrument or certificate shall be immediately pledged and delivered to Lender hereunder, duly endorsed in a manner satisfactory to Lender.

     3.04. Further Identification of Collateral. Borrower shall furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

     3.05. Remedies. Lender shall have all the rights and remedies of a secured party under the UCC, and shall be entitled to exercise any and all remedies available under Article 9 hereof or otherwise available at law or in equity upon the occurrence of an Event of Default.

     3.06. Standard of Care. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but Lender's failure to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     3.07. Advances to Protect Collateral. All insurance expense and all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including, without limitation, all rent payable by Borrower to any landlord of any premises where any of the Collateral may be located), and, any and all taxes shall be borne and paid by Borrower. Lender may (but shall not be obligated to) make advances to preserve, protect or obtain any of the Collateral, including advances to cure defaults under any lease agreements for Sites or advances to pay taxes, insurance and the like, and all such advances shall become part of the Obligations owing to Lender hereunder and shall be payable to Lender on demand, with interest thereon from the date of such advance until paid at the Default Rate in effect on the date of such advance.

     3.08. License to Use. Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any tangible or intangible property or rights of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower's rights under all licenses and franchise agreements with respect to the Collateral shall inure to Lender's benefit.

     3.09. Subsidiary Guaranties. Payment of the Borrower's Obligations shall also be unconditionally guaranteed by all existing Subsidiaries of the Borrower listed on Schedule 1.01 (b), as well as all future Subsidiaries of the Borrower, pursuant to the form of Guaranty Agreement attached as Exhibit G to this Agreement.


                   ARTICLE 4: REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

     Borrower hereby represents and warrants to Lender as follows:

     4.01. Organization and Qualification. Borrower is duly organized, validly existing and in good standing as a corporation under the laws of its state of organization. Borrower is duly qualified to do business and in good standing in each jurisdiction in which the failure to receive or retain such qualification would have a Material Adverse Effect.

     4.02. Authority and Authorization. Borrower has all requisite corporate right, power, authority and legal right to execute and deliver and perform its obligations under this Agreement, to make the borrowings provided for herein, and to execute and deliver and to perform its obligations under the Note. Borrower's execution, delivery and performance of the Basic Agreements have been duly and validly authorized by all necessary corporate proceedings on the part of Borrower.

     4.03. Execution and Binding Effect. This Agreement, the Note and all other Basic Agreements have been or will be duly and validly executed and delivered by Borrower, and constitute or, when executed and delivered will constitute, the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights generally.

     4.04.  Governmental Authorizations. Except for the consents identified on
Schedule 4.04 hereto (the "Required Consents"), no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority (other than the filing of financing statements and continuation statements) is or will be necessary in connection with execution and delivery of this Agreement, the Note or any other Loan Documents by Borrower, consummation of the transactions herein or therein contemplated, performance of or compliance by Borrower with the terms and conditions hereof or thereof or the legality, validity and enforceability hereof or thereof.

     4.05. Regulatory Authorizations. Borrower holds all authorizations, permits and licenses required by the FCC or the PUC or any Communications Law for the construction and operation of the System, and all such Regulatory Authorizations are in full force and effect, are subject to no further administrative or judicial review and are therefore final. Lender will not by reason of the execution, delivery and performance (other than the enforcement of remedies) of any of the Loan Documents, be subject to the regulation or control of either the FCC or the PUC. The Regulatory Authorizations are described on
Schedule 4.05.

     4.06. Material Agreement; Absence of Conflicts. The execution and delivery of this Agreement, the Note and the other Loan Documents, the consummation of the transactions herein or therein contemplated and the performance of or compliance with the terms and conditions hereof or thereof by Borrower will not
(a) materially violate any applicable Law; (b) conflict with or result in a material breach of or a default under the Organizational Documents of Borrower or any agreement or instrument to which Borrower is a party or by which Borrower or its properties is bound; or (c) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of Borrower except as otherwise contemplated by this Agreement.

     4.07. No Restrictions. Borrower is not a party or subject to any contract, agreement, or restriction in its Organizational Documents that materially and adversely affects its business or the use or ownership of any of its properties or operation of its business. Borrower is not a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Schedule 4.07, none of which prohibit Borrower's execution of or compliance with this Agreement. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien that is not a Permitted Encumbrance.

     4.08. Financial Statements. Borrower has furnished to Lender the most recent annual and quarterly financial statements of Borrower, audited in the case of annual financial statements, and certified by a Responsible Officer of Borrower, including balance sheets and related statements of income and retained earnings and changes in financial position, as described on Schedule 4.08 hereof. Such financial statements (including the notes thereto) present fairly the financial condition of Borrower on a consolidated basis as of the end of such fiscal period and the results of its operations and the changes in its financial position for the fiscal period then ended, all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal period. Any projections and pro forma financial statements delivered by Borrower to Lender were prepared in good faith, based on reasonable assumptions, including without limitation, the cost of capital.

     4.09. Financial Accounting Practices. Borrower has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect its respective transactions and dispositions of its assets, and Borrower shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.10. Accurate and Complete Disclosure. No representation or warranty made by Borrower under this Agreement and no statement made by Borrower or by any Owner in any financial statement, certificate, report, exhibit or document furnished by Borrower or any Owner to Lender pursuant to or in connection with this Agreement (including without limitation any filings with the Securities Exchange Commission, the FCC or the PUC) is or was false or misleading as of the date made in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading). There are no facts that evidence or create a Material Adverse Effect, or, so far as Borrower can now foresee, will evidence or create a Material Adverse Effect, which has not been set forth in the financial statements referred to in Section 4.08 hereof or otherwise disclosed in writing to Lender prior to the First Borrowing Date.

     4.11. No Event of Default; Compliance with Material Agreements. No event has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default after giving effect to the Advance to be made on the First Borrowing Date. As of the date hereof, Borrower is not in violation of any term of its material agreements or instruments to which it is a party or by which it or its properties is bound.

     4.12. Litigation. Except as set forth in Schedule 4.12, there is no pending action, suit or threatened proceeding by or before any Governmental Authority against or affecting Borrower or any of its properties, rights or licenses which if adversely decided would have a Material Adverse Effect.

     4.13. Rights to Property; Intellectual Property. Borrower has good and marketable title, subject only to the Permitted Encumbrances, to the Collateral and to all personal and real property purported to be owned by it as reflected in the most recent balance sheet referred to in Section 4.08 hereof (except as sold or otherwise disposed of in the ordinary course of business as no longer used or useful in the conduct of the business). Borrower owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, know-how, franchises, software and software licenses which in the Borrower's best judgement are necessary for the operation of its business, free from burdensome restrictions.

     4.14. Financial Condition. As of the date hereof, Borrower's financial condition is accurately described in the most recent financial statements provided to Lender by Borrower pursuant hereto.

     4.15.  Taxes. Borrower's federal tax identification number is set forth on
Schedule 1 hereto. All tax returns required to be filed by Borrower have been properly prepared, executed and filed, and all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its respective properties, incomes, sales or franchises which are shown to be due and payable thereon have been paid, other than taxes or assessments the validity or amount of which Borrower is contesting in good faith. The reserves and provisions for taxes on the books of Borrower are adequate for all open years and for its current fiscal period.

     4.16. No Material Adverse Change. Since the date of the financial statements referenced in Section 4.08, there has been no Material Adverse Change.

     4.17. No Regulatory Event. No Regulatory Event has occurred and is continuing.

     4.18. Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any Carrier, any labor organizations, any customer or any group thereof whose agreements with Borrower or use of the System individually or in the aggregate are material to the business of Borrower, or with any material Supplier, and there exists no present condition or state of facts or circumstances which would have a Material Adverse Effect or prevent Borrower from conducting its business after the consummation of the transaction contemplated by this Agreement.

     4.19. No Brokerage Fees. No brokerage or other fee, commission or compensation is to be paid by Borrower to any Person in connection with the loans to be made hereunder. Borrower hereby indemnifies Lender against any claims brought against Lender for brokerage fees or commissions of any Person based on an agreement with Borrower and agrees to pay all expenses incurred by Lender in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions.

     4.20. Margin Stock; Regulation U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. The making of the Advances and the use of the proceeds thereof will not violate Regulations U or X of the Board of Governors of the Federal Reserve System.

     4.21. Investment Company; Public Utility Holding Company. Borrower is not an "investment company" or a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     4.22. Personal Holding Company; Subchapter S. Borrower is not a "personal holding company" as defined in Section 542 of the Code, and Borrower is not a "Subchapter S" corporation within the meaning of the Code.

     4.23. ERISA. (i) With respect to any Plan, there is no Reportable Event currently under consideration by the PBGC which may reasonably result in any material liability to the PBGC with respect to any Plan which is likely to cause a Material Adverse Effect, (ii) no Plan has been terminated, (iii) no trustee has been appointed by any United States District Court to administer any Plan which is likely to cause a Material Adverse Effect, (iv) the PBGC has not instituted proceedings to terminate any Plan or to appoint a trustee to administer any such Plan which is likely to cause a Material Adverse Effect, (v) neither Borrower nor any Affiliate has withdrawn, completely or partially, from any Plan which is likely to cause a Material Adverse Effect and (vi) neither Borrower nor any Affiliate has incurred secondary liability for withdrawal liability payments under any Plan which is likely to cause a Material Adverse Effect.

     4.24. Environmental Warranties. Borrower is in compliance in all material respects with all Environmental Laws applicable to Borrower or its business or to the real or personal property owned, leased or operated by Borrower. Borrower has not received notice of, and is not aware of, any violations or alleged violations, or any liability or asserted liability, under any such Environmental Laws, with respect to Borrower or its business or its properties.

     4.25. Security Interests. The provisions of Article 3 hereof are effective to create in favor of Lender a legal, valid and enforceable Lien on or security interest in all of the Collateral, and, when the recordings and filings described on Schedule 4.25 hereto have been effected in the public offices listed on said Schedule 4.25, this Agreement will create a perfected first-priority security interest in all right, title, estate and interest of Borrower in the Collateral, and subject to no other Liens except for Permitted Encumbrances. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral will have been duly taken prior to the First Borrowing Date. The recordings and filings shown on said Schedule
4.25 are all the actions necessary or advisable in order to establish, protect and perfect the interest of Lender in the Collateral.

     4.26. Place of Business. The chief executive offices of Borrower are identified on Schedule 1 hereto. Borrower's principal place of business in the state(s) where the Equipment is located is identified on Schedule 4.26 hereto. Borrower's records concerning the Collateral are kept at one or both of these addresses.

     4.27. Location of Collateral. The Collateral is and will be kept at the locations identified on Schedule 4.26 hereto or such other locations as may be permitted under Section 8.10.

     4.28. Clear Title To Collateral. Borrower is the sole owner of each item of the Collateral, having good and marketable title thereto, free and clear of any and all Liens, claims, or rights of others, except for the security interest granted herein to Lender and the other Permitted Encumbrances.

     4.29. Assumed Names. Except as set forth on Schedule 4.29 hereto, Borrower does not conduct business under any assumed names or trade names, and has not conducted business under any other names, or any assumed names or trade names, at any time prior to the date hereof.

     4.30.  Intentionally Omitted.

     4.31. Nortel and Vendor Purchase Agreement. The Nortel Purchase Agreement for Nortel Equipment already acquired has been duly executed and delivered by Borrower and Nortel, is in full force and effect, and a true, correct and complete copy thereof (including all annexes, attachments and amendments thereto) has been delivered to Lender, and there are no other side letters, waivers or other agreements affecting the terms thereof.

     4.32. Subsidiaries of Borrower. A true and correct list of all direct and indirect Subsidiaries of the Borrower, together with the jurisdiction of formation of each Subsidiary, appears on Schedule 1.01(b) to this Agreement.

                        ARTICLE 5: CONDITIONS OF CLOSING
                        --------------------------------

     On or before the Closing Date, the following conditions shall have been satisfied unless listed on Schedule 6.02 hereto:

     5.01 Borrower's Certificate. A certificate of Borrower signed by a duly authorized Responsible Officer, certifying as to (i) true copies of Organizational Documents of Borrower in effect on such date; (ii) true copies of all corporate action taken by Borrower relative to this Agreement, the Note(s) and the other Loan Documents; (iii) the names, true signatures and incumbency of the Responsible Officers of Borrower authorized to execute and deliver this Agreement, the Note and the other Loan Documents; (iv) a Certificate of Good Standing (or equivalent certificate) for Borrower duly issued by the Secretary of State of each state in which Borrower intends to do business; and (v) such other matters as Lender shall request.

     5.02 Opinions of Counsel. Lender shall have received the following opinions, all dated as of the Closing Date and in form and substance satisfactory to Lender:

            (a) A written opinion of counsel to Borrower and of any Subsidiary that will own or possess any Collateral, substantially in the form of Exhibit C hereto;

            (b) A written opinion of regulatory counsel for Borrower, substantially in the form of Exhibit D hereto; and

     5.03. Closing Documents. Lender shall have received the following documents, all in form and substance satisfactory to Lender:

            (a) Agreement. This Agreement, duly executed by Borrower;

            (b) Note(s). One or more Note(s), as required, duly executed by Borrower;

            (c) Financing Statements. All UCC-1 financing statements necessary to perfect the Liens granted hereby, each duly executed by Borrower, and duly recorded in all the offices identified on Schedule 4.25 hereto;

            (d) Guaranty Agreements. A Guaranty Agreement, duly executed by all of the existing Subsidiaries of the Borrower, in the form attached as Exhibit G to this Agreement.

            (e) Purchase Agreement. Lender shall have received a copy of the executed Nortel Purchase Agreement and a Vendor Purchase Agreement of any Vendor with respect to which proceeds of an Advance shall be used to acquire Equipment on or about the First Borrowing Date.

            (f) Insurance. Policies and certificates of insurance required by
     Section 7.07, accompanied by evidence of the payment of the premiums therefor;

            (g) Financial Statements. The financial statements described in
     Section 4.08 hereof;

            (h) Balance Sheet. A balance sheet of Borrower, dated as of the end of the month preceding the Closing Date, certified by a Responsible Officer as fairly presenting the financial condition of Borrower.


                        ARTICLE 6: CONDITIONS OF LENDING
                        --------------------------------

     6.01. Conditions for Initial Advance. On or before the First Borrowing Date, the following conditions shall have been met to Lender's satisfaction or waived:

            (a) Form UCC-1 Financing Statements. Lender shall have received executed Ucc-1 Financing Statements satisfactory to it for all jurisdictions reasonably determined by Lender to be appropriate, for filing in those jurisdictions.

            (b) Required Consents. Lender shall have received satisfactory evidence of Borrower's obtaining the Required Consents.

     6.02. Conditions for All Advances. The obligation of Lender to make any Advance hereunder is subject to Borrower's performance of its obligations hereunder on or before the date of such Advance, and to the satisfaction of the following further conditions on or before the Borrowing Date for any Advance, including the first Advance:

            (a) Filings, Registrations and Recordings. Any financing statements or other recordings required hereunder shall have been properly prepared for filing, registration or recordation in each office in each jurisdiction required in order to create in favor of Lender a perfected first-priority Lien on the Collateral, subject to no other Lien; when filed Lender shall receive acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing officer; and Lender shall receive results of searches of such filing offices, and satisfactory evidence that any other Liens (other than Permitted Encumbrances) on the Collateral have been duly released, that all necessary filing fees, recording fees, taxes and other expenses related to such filings, registrations and recordings have been paid in full.

            (b) Borrowing Certificate. Lender shall have received a duly executed Borrowing Certificate in the form of Exhibit B, including a detailed itemization of all costs of goods and services to be paid with the proceeds of the Advance and accompanied by supporting documentation satisfactory to Lender.

            (c) Reporting Requirements. Borrower shall have provided Lender with all relevant reports and information required under Article 7 hereof.

            (d) No Regulatory Event. No Regulatory Event (in either Borrower's or Lender's reasonable determination) shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date.

            (e) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date.

            (f) No Material Adverse Change. No Material Adverse Change shall have occurred, or would occur after giving effect to such Advance, since the date of the last financial statements delivered to Lender pursuant to
     Section 4.08 or 7.01 hereof.

            (g) Representations and Warranties. The representations and warranties contained in Article 4 hereof shall be true on and as of the date of each such Advance hereunder.

            (h) Lender's Expenses. All closing costs, and other Lender's Expenses shall have been paid in full (or shall be paid first from such Advance as provided in Section 2.03 hereof).

            (i) Details, Proceedings and Documents. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory to Lender and Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to Lender, as Lender may from time to time request.

            (j) Consents. Lender shall have received Consents duly executed by all parties and in form satisfactory to Lender.

            (k) Fees. Lender shall have received the fee(s) described in Section
     2.09 hereof.

            (l) Purchase Agreement. Lender shall have received a copy of an executed Vendor Purchase Agreement with respect to which proceeds of an Advance shall be used to acquire Equipment, and Lender shall have reviewed and approved the Equipment to be acquired with proceeds of an Advance.

     6.03. Affirmation of Representations and Warranties. Any Borrowing Certificate or other request for any Advance hereunder shall constitute a representation and warranty that (a) the representations and warranties contained in Article 4 hereof are true and correct on and as of the date of such request with the same effect as though made on and as of the date of such request and (b) on the date of such request no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to such Advance (for this purpose such Advance being deemed to have been made on the date of such request). Failure of Lender to receive notice from Borrower to the contrary before such Advance is made shall constitute a further representation and warranty by Borrower that (x) the representations and warranties of Borrower contained in the first sentence of this Section 6.03 are true and correct on and as of the date of such Advance with the same effect as though made on and as of the date of such Advance and (y) on the date of the Advance no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to such Advance.

     6.04. Deadline for Funding Conditions. Lender shall have no obligation to make any Advances hereunder if all of the conditions set forth in Article 5 and in Sections 6.01 and 6.02 hereof have not been fully satisfied or waived by Lender, and the first Advance made hereunder, within the period of twelve (12) calendar months following the Closing Date.

                        ARTICLE 7: AFFIRMATIVE COVENANTS
                        --------------------------------

     Borrower hereby agrees that as long as the commitment hereunder remains in effect, the Note remains outstanding or unpaid or any other amount is owing to Lender hereunder or under any of the Loan Documents, Borrower shall keep and perform fully each and all of the following covenants:

     7.01.  Reporting and Information Requirements.
            --------------------------------------

          (a) Annual Audit Reports. As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year of Borrower, Borrower shall furnish or cause to be furnished to Lender audited statements of income, statements of cash flow and retained earnings for such fiscal year and Borrower's balance sheet as of the close of such fiscal year, and notes to each, all in reasonable detail, and setting forth in comparative form the corresponding figures for the preceding fiscal year, with such statements and balance sheet to be certified without qualification by independent certified public accountants of recognized regional or national standing selected by Borrower and reasonably satisfactory to Lender.

          (b) Quarterly Reports. Within forty-five (45) days after the end of each fiscal quarter, Borrower shall furnish to Lender unaudited consolidated statements of income, statements of cash flow and retained earnings for Borrower for such quarter and for the period from the beginning of Borrower's then current fiscal year to the end of such quarter, and an unaudited consolidated balance sheet of Borrower as of the end of such quarter, all in reasonable detail and certified by a Responsible Officer of Borrower as presenting fairly the financial position of Borrower as of the end of such quarter and the results of its operations and the changes in its financial position for such quarter, in conformity with GAAP (except for accompanying notes thereto), subject to year-end audit adjustments.

          (c) Compliance Certificates. Within forty-five (45) days after the end of each fiscal quarter, Borrower shall deliver to Lender a certificate dated as of the end of such fiscal quarter, signed on behalf of Borrower by a Responsible Officer of Borrower (i) stating that as of the date thereof no Event of Default has occurred and is continuing or exists, or if an Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by Borrower; (ii) stating that the signer has personally reviewed this Agreement and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate; and
     (iii) calculating and certifying Borrower's compliance with the financial covenants set forth in Section 7.15 hereof.

          (d) Accountants' Certificate. Each set of year-end audited consolidated statements and balance sheet delivered pursuant to Section 7.01(a) hereof shall be accompanied by a certificate or report dated the date of such statement and balance sheet by the accountants who certified such statements and balance sheet stating in substance that they have reviewed this Agreement and that in making the examination necessary for their certification of such statements and balance sheet they did not become aware of any Default, or if they did become so aware, such certificate or report shall state the nature and period of existence thereof.

          (e) Press Releases. Promptly upon their becoming available to Borrower, Borrower shall deliver to Lender copies of all press releases issued by or concerning Borrower or the System.

          (f) Further Information. Borrower will promptly furnish to Lender such other information (including any report by independent auditors) in such form as Lender may reasonably request.

     7.02. Other Notices. Promptly upon a Responsible Officer of Borrower becoming aware of any of the following, Borrower shall give Lender notice thereof, together with a written statement of a Responsible Officer of Borrower setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Borrower:

          (a)  a Default or Event of Default;

          (b)  any Material Adverse Change;

          (c) a material default or breach by Borrower under any other contractual obligation to which it is a party or by which it or its properties is bound, if the consequences of such breach or default are material to the business, operations or financial condition of Borrower and is likely to have a Material Adverse Effect;

          (d) any event that Borrower reasonably determines would constitute a Regulatory Event;

          (e) the commencement, existence or threat of any proceeding by or before any Governmental Authority against Borrower which, if adversely decided, would have a Material Adverse Effect;

          (f) Borrower's receipt of any notice of violation of, or liability under, any Environmental Laws affecting Borrower or any of its properties;

          (g) any Change in Control or any material change in the management of Borrower; or

          (h) any change in the location or ownership of Collateral.

     7.03. Notice of Pension-Related Events. Borrower shall promptly furnish Lender with written notice upon the receipt by Borrower or the administrator of any Plan of any notice, correspondence or other communication from the PBGC, the IRS, the Secretary of Treasury, the Department of Labor, or any other Person, as the case may be, relating to (i) any Reportable Event, (ii) any funding deficiency with respect to any Plan, (iii) any liability, either primary or secondary, with respect to complete or partial withdrawal from any Plan, (iv) proceedings to terminate any Plan or (v) the appointment of a trustee for any Plan. Such notice shall be accompanied by any pertinent documents including, but not limited to, the relevant notice, correspondence or other communication and a statement of a Responsible Officer of Borrower describing the event or the action taken and the reasons therefor.

     7.04. Inspection Rights. Borrower shall upon reasonable notice and during regular business hours permit such persons as Lender may designate to visit and inspect the Collateral or any other properties of Borrower, to examine its books and records and take copies and extracts therefrom and discuss its respective affairs with its officers, employees and independent engineers at such times and as often as Lender may reasonably request. Borrower hereby authorizes such officers, employees, and independent engineers to discuss with Lender the affairs of Borrower.

     7.05. Preservation of Corporate Existence and Qualification. Borrower shall maintain its existence, good standing and rights in full force and effect in its jurisdiction of organization. Borrower shall qualify to do business and remain qualified and in good standing and shall obtain all necessary authorizations to do business in each jurisdiction in which failure to receive or retain such would have a Material Adverse Effect.

     7.06. Continuation of Business. Borrower shall continue to engage solely in the business described on Schedule 1 hereto, and shall acquire and maintain in full force and effect all rights, privileges, franchises and licenses necessary for the operation and maintenance of the System (including, without limitation any license or authorization required by the FCC or any PUC).

     7.07.  Insurance.

          (a) Borrower shall provide and maintain or cause to be maintained at all times insurance in such forms and covering such risks and hazards and in such amounts and with an insurance corporation with a Best rating of "A" or above, licensed to do business in the states where the System and Borrower are located, as may be satisfactory to Lender, as shown on
     Schedule 7.07 hereto, and otherwise as may be required by the Security Documents.

          (b) Borrower shall cause (i) all liability insurance policies to name Lender as an additional insured, (ii) all physical damage insurance policies to contain a lender's or mortgagee's loss payable provision acceptable to Lender with respect to the Collateral, (iii) all insurance policies to provide that no assignment, cancellation, modification, reduction in amount or adverse change in coverage thereof shall be effective until at least thirty (30) days after receipt by Lender of written notice thereof, (iv) all insurance policies to insure the interests of Lender with respect to the Collateral regardless of any breach of or violation by Borrower of any warranties, declarations or conditions contained therein and (v) all insurance policies to provide that Lender shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance. Lender shall be under no obligation to verify the adequacy or existence of any insurance coverage. Borrower shall furnish Lender copies of, or acceptable certificates with respect to, all such policies prior to the Closing Date, and shall provide to Lender, at least thirty days prior to each policy expiration date, evidence of the insurance being maintained by Borrower in compliance with this Section 7.07(b). Certificates for insurance required under subsection (i) above shall be in ACORD Form 27 (attached hereto at Schedule 7.07), and all certificates shall be satisfactory in form and substance to Lender.

          (c) If the Collateral is partially or totally damaged or destroyed, Borrower shall give prompt notice to Lender, and all insurance proceeds, less the costs of collection thereof, shall be paid to or retained by Lender. Settlements, adjustments or compromises of any claims for loss, damage or destruction to the Collateral shall be made by Borrower and Lender as long as no Event of Default has occurred and is continuing, and otherwise shall be made solely by Lender. Borrower hereby authorizes and directs any affected insurance company to pay such proceeds directly to Lender, and to rely on Lender's statement as to whether an Event of Default has occurred. Borrower shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. If no Default or Event of Default has occurred and is continuing on the date the Collateral is partially or totally damaged or destroyed, Lender shall make available to Borrower the proceeds of any physical damage insurance actually paid to Lender in respect of such damage or destruction of the Collateral (after deducting therefrom any sums retained by Lender in reimbursement for costs of collection) to pay the cost of restoration, and Borrower shall proceed promptly with the work of restoration of the Collateral and shall pursue the work of restoration diligently to completion. If any Default or Event of Default has occurred and is continuing either on the date of such damage or destruction or on the date such insurance proceeds are paid, or if any Default or Event of Default shall occur prior to completion of such work of restoration, then Lender, at its option, may apply such insurance proceeds in payment of any of the Obligations, in such order as Lender may elect in its sole discretion. Any insurance proceeds remaining after completion of work or restoration shall, at Lender's election, be applied in accordance with Section 2.04(c) hereof (but without prepayment premium), or paid over to

     Borrower. Upon completion of any restoration, Borrower shall deliver to Lender a certificate stating that the restoration has been duly completed and accounting for the use of any insurance proceeds in such restoration.

     7.08. Payment of Taxes, Charges, Claims and Current Liabilities. Borrower shall pay or discharge:

          (a) on or prior to the date on which penalties thereto accrue, all taxes, assessments and other government charges or levies imposed upon it or any of its properties or income (including such as may arise under Section 4062, Section 4063 or Section 4064 of ERISA, or any similar provision of law);

          (b) on or prior to the date when due, all lawful claims which are overdue longer than thirty (30) days of materialmen, mechanics, carriers, warehousemen, and other like persons which if unpaid could result in creation of a Lien upon any such property (other than permitted encumbrances);

          (c) on or prior to the date when due, all other lawful claims which are overdue for longer than thirty (30) days and which, if unpaid, might result in the creation of a Lien upon any such property (other than Permitted Encumbrances) or which, if unpaid, might give rise to a claim entitled to priority over general creditors of Borrower in a case under Title 11 (Bankruptcy) of the United States Code, as amended, or in any insolvency proceeding or dissolution or winding-up involving Borrower; and

          (d) all other current liabilities so that none is overdue more than sixty (60) days.

     Notwithstanding the foregoing, Borrower shall be entitled to contest or appeal the requirements of any Law or Governmental Authority or the payment of any tax, assessment, charge, levy or claim, or any judgment entered against Borrower (collectively, in this Section 7.08, the "requirements"), as long as
(i) such requirements are being contested in good faith by appropriate proceedings diligently conducted; (ii) Borrower has given Lender written notice of such requirements and its intent to contest them, with supporting reasons for such contest, before the addition of any interest or penalties that may accrue on such requirements; (iii) Borrower maintains adequate cash reserves and makes other appropriate provisions as may be required by GAAP to provide for any liability arising from such requirements; (iv) the contesting of, or failure to comply with, such requirements does not in any way jeopardize Borrower's ability or authority to operate all or any part of the Collateral or the continuing priority of Lender's security interests in the Collateral; (vi) the contesting of, or failure to comply with, such requirements does not have a Material Adverse Effect; and (vii) any foreclosure, attachment, execution, sale or similar proceeding against Borrower or any of its properties in connection with any such requirements is duly stayed by posting of a bond or security deposit or by other action sufficient under applicable law to stay such foreclosure, attachment, execution, sale or other proceedings.

     7.09. Financial Accounting Practices. Borrower shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     7.10. Compliance with Laws. Borrower shall comply in all material respects with all Laws applicable to Borrower, provided that Borrower shall not be deemed to be in violation of this Section 7.10 as a result of any failure to comply which would not result in any liability or exposure to Lender or any fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would materially affect the business, operations or financial condition of Borrower or the ability of Borrower to perform its obligations under this Agreement or the Note.

     7.11. Use of Proceeds. Borrower shall use the proceeds of Advances hereunder only as set forth in Section 2.01 hereof.

     7.12. Government Authorizations; Regulatory Authorizations, Etc. Borrower shall at all times obtain and maintain in force all Regulatory Authorizations and all other authorizations, permits, consents, approvals, licenses, exemptions and other actions by, and all registrations, qualifications, designations, declarations and other filings with, any Governmental Authority necessary in connection with the execution and delivery of this Agreement or the Note, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity and enforceability hereof or thereof.

     7.13. Contracts and Franchises. Borrower shall comply with all agreements or instruments to which it is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound and shall maintain any and all franchises it may have or hereafter acquire, provided that Borrower shall not be deemed to be in violation of this Section 7.13 as a result of any failure to comply with any agreement if such failure would not have Material Adverse Effect.

     7.14. Consents. Borrower shall obtain such Landlord's Consents, Mortgagee's Consents and other third party consents as Lender shall reasonably request to protect its Liens and its access to the Collateral.

     7.15. Financial Covenants. Borrower shall comply with the financial covenants set forth on Schedule 7.15 hereto.

     7.16. Construction and Storage. The Collateral shall be installed and equipped in full compliance with the Requirements of Law affecting the Collateral except to the extent a failure to so comply would not have a Material Adverse Effect on the construction or operation of the Collateral. All Equipment financed with the proceeds of the Loan shall be safeguarded and stored until installed in appropriate storage facilities owned or leased by Borrower. In the event of any cessation of construction for more than fifteen (15) successive calendar days, Borrower shall make adequate provision, reasonably acceptable to Lender, for the protection of all materials stored on site against deterioration, loss or damage.

     7.17. Upgrade Equipment. Borrower shall update the software customarily used in equipment of the same type as the Equipment within two releases of the most current batch change supplement release. Borrower shall maintain the Equipment in good working order in accordance with established maintenance procedures such that the Equipment performs to published specifications and shall upgrade its functionality to include batch change supplements releases generally available to customers of Nortel or the applicable Vendor, as the case may be, and batch change supplements upgrades included in the original purchase price of the Purchase Agreement in the form in effect on the date of the Closing Date, and in any event within two of the manufacturer's latest "Product Computing Loads."

                         ARTICLE 8: NEGATIVE COVENANTS
                         -----------------------------

     Borrower hereby agrees that so long as the Commitment hereunder remains in effect or the Note remains outstanding and unpaid or any other amount is owing to Lender hereunder or under any of the Loan Documents, Borrower shall not directly or indirectly without prior written consent of Lender, do or permit to exist any of the following:

     8.01. Additional Indebtedness. Create, incur, assume or suffer to exist at any one time any Indebtedness that would cause Borrower not to comply with the ratios set forth in Schedule 7.15 hereto.

     8.02. Restrictions on Liens and Sale of Collateral. Create or suffer to exist any Lien on the Collateral, or any part thereof, whether superior or subordinate to the Lien of the Security Documents, or assign, convey, sell or otherwise dispose of or encumber its interest in the Collateral, or any part thereof (including, without limitation, execution of any lease), nor permit any such action to be taken, except for the following permitted dispositions and encumbrances (the "Permitted Encumbrances"): (i) the Lien created hereby; (ii) Liens for taxes not yet due, or which are being contested in good faith and by appropriate proceedings in accordance with Section 7.08 hereof; (iii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are overdue for a period not longer than thirty (30) days or which are being contested in good faith and by appropriate proceedings in accordance with Section 7.08 hereof; (iv) pledges or liens in connection with workers' compensation, unemployment insurance and other social security legislation; (v) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vi) easements, rights-of-way, restrictions and other similar encumbrances that are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower; (vii) judgment liens with respect to which execution has been stayed within ten (10) days by appropriate judicial proceedings and the posting of adequate security which may not be any of the Collateral; and (viii) specific liens, if any, identified on Schedule 8.02 hereto. Any of the foregoing Liens shall remain "Permitted Encumbrances" as long as they are being contested by Borrower in compliance with Section 7.08 hereof.

     8.03. Limitation on Contingent Obligations. Agree to, or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any Contingent Obligation except for those created or contemplated by the Loan Documents, and except for those that would not cause Borrower to fail to meet its financial covenants set forth in Schedule 7.15 hereto.

     8.04. Prohibition of Mergers, Acquisitions, Name, Office or Business Changes, Etc.

          (a) Enter into or become the subject of, any transaction of merger, acquisition or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of Borrower's business or assets, whether now owned or hereafter acquired.

          (b) Change its name or corporate structure without giving Lender at least ten (10) days advance written notice of such change, and ensuring that any steps that Lender may deem necessary to continue the perfection and priority of Lender's security interests in the Collateral shall have been taken.

          (c) Change the fiscal year end of Borrower from December 31, except with the prior written consent of Lender, which consent shall not be unreasonably withheld.

          (d) Amend, restate or otherwise modify, or violate any terms of, its Organizational Documents without ten (10) days advance written notice thereof and in the event the Lender reasonably concludes that such amendment, restatement, modification or violation would cause a Material Adverse Effect and Lender so informs the Borrower within five (5) Business Days of receipt of such notice

          (e) Become or agree to become a general or limited partner in any general or limited partnership, or a member in a limited liability company or a joint venturer in any joint venture other than in the telecommunications business.

          (f) Acquire or purchase substantially all of the stock, partnership, membership or other ownership interests in, or substantially all of the business, assets, customers or operations of, any other entity other than in the telecommunications business.

          (g) Enter into any new business or make any material change in any of Borrower's business objectives, purposes and operations from those currently undertaken.

     8.05. Limitation on Equity Payments. Make any Equity Payment, except that, as long as no Default or Event of Default has occurred and is continuing, or would be caused thereby, and if no other provision contained herein will be violated by the disbursement of such Equity Payment, Borrower may make Equity Payments described on Schedule 8.06 hereto. Before making any Equity Payment in accordance with this Section 8.06, Borrower shall deliver to Lender a certificate of a Responsible Officer of Borrower, setting forth in detail the calculation supporting Borrower's compliance with the financial covenants, stating that no Material Adverse Change has occurred since the date of the latest financial statement delivered pursuant to Section 7.01(a), and stating that no Default or Event of Default has occurred and is continuing or will be caused by such Equity Payment.

     8.06. Limitation on Investments, Advances and Loans. Organize, create, acquire, capitalize or own any Subsidiaries without Lender's prior written consent, or make or commit to make any advance, loan, guarantee of any Indebtedness, extension of credit or capital contribution to, or hold or invest in or purchase or otherwise acquire any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person including, without limitation, any officers of Borrower, any Affiliate of Borrower or any Owner, or any officers of any Affiliate of Borrower other than in the telecommunications business.

     8.07. Capital Expenditures. Directly or indirectly make or commit to make any expenditure in respect of the purchase or other acquisition (including installment purchases or capital leases) of fixed or capital assets, except for expenditures in accordance with its current operations and normal replacements and maintenance which are properly charged to current operations and except for expenditures that would not cause Borrower to fail to meet its financial covenants set forth on Schedule 7.15 hereto.

     8.08. Limitation on Leases. Enter into any agreement, or be or become liable under any agreement, not in existence as of the date hereof and reflected on Borrower's financial statements, for the lease, hire or use of any real or personal property in excess of $100,000 in the aggregate, including, without limitation, capital or operating leases, that would cause Borrower not to comply with the ratios set forth in Schedule 7.15 hereto.

     8.09. Termination of Nortel Purchase Agreement. Fail to satisfy its purchase obligations under a Purchase Agreement or terminate any Purchase Agreement prior to the completion of the installation of Equipment and related Software at a particular Site.

     8.10. Removal of Collateral. Remove or permit the removal of any material part of the Collateral from the locations identified on Schedule 4.26, without giving Lender thirty (30) days prior written notice of such move and ensuring that any steps Lender may deem necessary to continue the perfection and priority of Lender's security interest in the Collateral shall have been taken.

     8.11. Assumed Names. Without notice to Lender to transact or engage in business under any assumed name, fictitious name, tradestyle or "d/b/a" except those identified on Schedule 4.29.


                   ARTICLE 9: EVENTS OF DEFAULT AND REMEDIES
                   -----------------------------------------

     9.01. Events of Default. An Event of Default shall mean the occurrence or existence of one or more of the following events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of Law):

          (a) Payment Default. If Borrower fails to pay any sum, whether of principal or interest on the Note or any prepayment premiums, or any other amount due hereunder or under the Note within five (5) calendar days after such amount becomes due; or

          (b) False Statement. If any statement, representation or warranty made by Borrower or any Owner in any Loan Document or made in any financial statement, certificate, report, exhibit or document furnished to Lender pursuant to any Loan Document, proves to have been untrue, incomplete, false or misleading in any material respect as of the time when made (including by omission of material information necessary to make such representation, warranty or statement not misleading) and such untruth, falsity, misleading statement or omission shall not have been corrected or remedied to the satisfaction of Lender within ten (10) calendar days after the earlier of Borrower's (or Owner's) knowledge thereof or receipt of written notice thereof from Lender; or

          (c) Covenant Defaults. If Borrower defaults in the performance or observance of any covenant or agreement in this Agreement, and such default continues for a period of ten (10) calendar days after the earlier of Borrower's knowledge thereof or receipt of written notice from Lender thereof, except for violations of Section 7.08(d), which shall become an Event of Default at the end of the sixty (60) day period stated therein and except for specific Defaults listed elsewhere in this Section 9.01, as to which no notice or cure period shall apply unless specified; or

          (d) Undischarged Judgments. If one or more judgments for the payment of money has been entered against Borrower in an amount in excess of $300,000, and such judgment or judgments have remained undischarged and unstayed for a period of thirty (30) calendar days, unless the validity thereof is contested in compliance with Section 7.08 hereof; or

          (e) Attachments, etc. If a writ or warrant of attachment, garnishment, execution, distraint or similar process has been issued against Borrower or any of its properties which has remained undischarged and unstayed for a period of thirty (30) consecutive days and is not being contested in compliance with Section 7.08 hereof; or

          (f) Default Under Third Party Agreements. If a default, or event or condition which with notice or lapse of time or both would become a default, occurs and the creditor accelerates in respect of any other obligation of Borrower for borrowed money (including lease obligations) in the amount of $300,000 in the aggregate, or under any two or more such other obligations of any amount; or

          (g) Dissolution; Discontinuance of Business, Etc. If Borrower discontinues its usual business, dissolves, winds up or liquidates itself or its business; or

          (h) Involuntary Bankruptcy or Receivership Proceedings. If a receiver, custodian, liquidator, or trustee of Borrower, or of any of its property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; or an order is entered adjudicating Borrower as bankrupt or insolvent; or any of the property of Borrower is sequestered by court order; or a petition is filed against Borrower under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or receivership law of any jurisdiction, whether now or hereafter in effect; or

          (i) Voluntary Bankruptcy. If Borrower takes affirmative steps to prepare to file, or files, a petition in voluntary bankruptcy or to seek relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

          (j) Assignments for Benefit of Creditors, Etc. If Borrower makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator of itself or of all or any part of its properties; or

          (k) Non-compliance with Governmental Requirements. If Borrower fails to comply with any requirement of any Governmental Authority within ten
     (10) calendar days after notice in writing of such requirement shall have been given to Borrower by such Governmental Authority, or such longer period of time permitted Borrower by such Governmental Authority; or

          (l) Regulatory Authorizations. If any Regulatory Authorization in connection with this Agreement or any other Loan Document or any such Regulatory Authorization now or hereafter necessary or advisable to make this Agreement or the other Loan Documents legal, valid, enforceable and admissible in evidence or to permit Borrower to conduct its business is not obtained or has ceased to be in full force and effect or has been modified or amended or has been held to be illegal or invalid or is revoked or terminated, and is not being contested by Borrower in compliance with
     Section 7.08 hereof and Lender has reasonably determined in good faith (which determination shall be conclusive) that such event or occurrence may have a Material Adverse Effect or a material adverse effect on Lender's rights under this Agreement or any other Loan Documents; or

          (m) Consents. If Borrower fails to provide any Consent required hereunder and Lender determines in its sole discretion that such failure results in a material impairment of Lender's security for the Loans; or

          (n) ERISA Defaults. If, with respect to any Plan, (i) there has occurred a Reportable Event being considered by the PBGC which may reasonably result in any material liability to the PBGC with respect to any Plan, (ii) a Plan has been terminated, (iii) a trustee has been appointed by a United States District Court to administer a Plan, (iv) a PBGC or any other person has instituted proceedings to terminate a Plan or to appoint a trustee to administer any such Plan, (v) either Borrower or any Affiliate has withdrawn, completely or partially, from any Plan (vi) either Borrower or any Affiliate has incurred secondary liability for withdrawal liability payments under any Plan or (vii) a Plan has failed to meet the minimum funding standards established under the Code or ERISA and any of the above
     (i) through (iii) is likely to cause a Material Adverse Change; or

          (o) Defaults Under Other Loan Documents. If any default, misrepresentation or breach should occur under any Security Document or other Loan Document and is not cured or waived within the time permitted therein, or any such Loan Documents should cease to be in full force and effect, or any party thereto should assert any unenforceability of, or deny liability on, or admit inability to perform under, any such Loan Document.

     9.02. Consequences of an Event of Default. If any Event of Default shall occur and be continuing or shall exist, Lender shall be under no further obligation to make Advances hereunder, at Lender's option, any remaining commitment hereunder shall immediately terminate, with no further notice, and Lender may, by notice to Borrower, declare the unpaid principal amount of the Note, interest accrued thereon and all other amounts owing by Borrower hereunder or under the Note to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such consequences shall occur automatically upon the occurrence of an Event of Default under Section 9.01 (h), (i), (j) or (k), without any notice or demand. Upon the occurrence of an Event of Default, Lender may, in its sole discretion, exercise any and all remedies available to it under this Article 9 or under any of the Loan Documents or under applicable law without further notice or period of grace or opportunity to cure.

     9.03. Exercise of Rights. Subject to any requirements for FCC or other governmental approval upon the occurrence of any Event of Default, the rights, powers and privileges provided in this Section and all other remedies available to Lender under this Agreement or by statute or by rule of law may be exercised by Lender at any time from time to time whether or not the Obligations shall be due and payable, and whether or not Lender shall have instituted any foreclosure or other action for the enforcement of this Agreement or the Note. No failure to exercise nor any delay in exercising on the part of Lender, any right, remedy, power or privilege hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege.

     9.04. Rights of Secured Party; Possession or Sale of Collateral. Without limiting the generality of the foregoing, Lender shall have all the rights and remedies of a secured party under the UCC, and Lender may, without demand and without advertisement or notice, all of which Borrower waives, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Lender deems advisable, in its sole discretion, and/or collect, or enforce the collection of, the Collateral. Lender may be the purchaser at any such sale. Upon the occurrence of an Event of Default and upon Lender's request, Borrower shall assemble, at its own expense, any or all Equipment and other Collateral at a convenient place acceptable to Lender and shall pay to Lender or reimburse Lender for, on demand, all costs of collection of all amounts due, and enforcement of all rights hereunder, including reasonable attorneys' fees and legal expenses, and expenses of any repairs to any realty or other property to which any of such Collateral may be affixed. Upon an Event of Default Lender may, to the full extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, enter upon any premises where any of the Collateral may be located and take possession of and remove such Collateral.

     9.05. Notices, Etc. Waived. Except as expressly provided in this Article 9, Borrower hereby expressly waives, to the full extent permitted by applicable law, presentment, demand, protest, any and all notices of any kind, advertisements, hearing or process of law in connection with the exercise by Lender of any of its rights and remedies upon the occurrence of an Event of Default. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if given in accordance with Section 10.06 hereto at least ten (10) days before such disposition.

     9.06. Additional Remedies. Lender's remedies upon the occurrence and during the continuance of an Event of Default shall include, in addition to, and not in lieu of, such remedies as are available at law or in equity or provided for in any of the Loan Documents, the following:

          (a) Foreclosure; Receivership. Lender shall be entitled to file one or more suits at law or in equity to collect the Obligations and/or to foreclose on Lender's Liens on and security interests created by this Agreement or the Security Documents. Lender may apply or require Borrower to apply for any necessary transfers, assignments, orders, consents or licenses in connection with the operation or abandonment of the Collateral or any part thereof, and Lender shall also be entitled as a matter of right and without notice and without requiring bond (notice and bond being hereby waived), without regard to the solvency or insolvency of Borrower at the time of application and without regard to the value of the Collateral at that time, to have a receiver appointed by a court of competent jurisdiction in order to manage, protect, and preserve the Collateral and to continue the operation of the business of Borrower, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership until the sale or other final disposition of the Collateral. Borrower hereby consents to the appointment of such receiver.

          (b) Right to Cure. If Borrower fails in any material respect to perform or comply with any of its agreements contained herein or in any of the other Loan Documents, Lender may take whatever actions it may deem appropriate to perform or comply or otherwise cause performance or compliance with such agreement, all at the risk, cost and expense of Borrower.

          (c) Setoff. If the unpaid principal amount of the Note, interest accrued thereon or any other amount owing by Borrower hereunder or under the Note shall have become due and payable (by acceleration or otherwise), Lender shall have the right, in addition to all other rights and remedies available to it, without notice to Borrower, to setoff against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of, Borrower by Lender. Such right shall exist whether or not Lender shall have given notice or made any demand hereunder or under the Note, whether or not such debt owing to or funds held for the account of Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to Lender. Borrower hereby consents to and confirms the foregoing arrangements and confirms Lender's rights of setoff.

     9.07. Application of Proceeds. Any proceeds of any of the Collateral, received by Lender through sale or disposition of the Collateral or otherwise, may be applied by Lender toward the payment of the Obligations, including expenses in connection with the Collateral (including reasonable fees and legal expenses) in such order of application as Lender may from time to time elect.

     9.08. Discontinuance of Proceedings. If Lender should proceed to enforce any right or remedy under this Agreement or any other Loan Document, and then discontinue or abandon such proceeding for any reason, all rights, powers and remedies of Lender hereunder shall continue as if no such proceeding had been taken.

     9.09. Power of Attorney. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by the Loan Documents, including, without limitation, this Article 9, Borrower hereby irrevocably constitutes and appoints Lender its true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in the Loan Documents, including, without limitation, this Article 9, in the name and on behalf of Borrower, from time to time in Lender's reasonable discretion after the occurrence and during the continuance of an Event of Default, in accordance with the Loan Documents and any statute or rule of law. This power of attorney is a power coupled with an interest and cannot be revoked. Borrower hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue and in accordance with the terms hereof.

  Without limiting the generality of the foregoing, Lender may after the occurrence and during the continuance of an Event of Default do the following without notice to or assent by Borrower to accomplish the purposes of this
Agreement:

     (a) upon failure of Borrower to timely pay or discharge taxes or Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Loan Agreement or any other Loan Document, and pay all or any part of the premiums therefor and the costs thereof;

          (b) (i) direct any party liable for any payment on any Collateral to make payment of any and all monies due and to become due thereunder directly to Lender or as Lender shall direct; (ii) in the name of Borrower or its own name or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances, or other instruments for the payment of monies due under, or otherwise receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect all or any of the Collateral and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against Borrower with respect to any Collateral;
          (vi) settle, compromise or adjust any suit, action or proceeding described above upon commercially reasonable terms under the circumstances and, in connection therewith, give such discharges or releases as Lender may reasonably deem appropriate; and (vii) generally sell, use, operate, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and, at Lender's option and Borrower's expense, at any time or from time to time after the occurrence and during the continuance of an Event of Default, all other acts and things that Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Agreement and the other Loan Documents all as fully and effectively as Borrower might do.

     9.10. Regulatory Matters. Notwithstanding any provision to the contrary contained herein, Lender will not exercise any right or remedy under this Agreement that requires prior FCC or PUC approval without first obtaining such approval. If counsel to Lender reasonably determines that the consent of the FCC or PUC is required in connection with any of the actions that may be taken by Lender in the exercise of its rights hereunder or under any of the other Loan Documents, then Borrower, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Lender in any action commenced by Lender to secure such consent. Upon the occurrence and during the continuation of an Event of Default, Borrower shall promptly execute and/or cause the execution of all applications, certificates, instruments and other documents and papers that may be required in order to obtain any necessary governmental consent, approval or authorization, and if Borrower fails or refuses to execute such documents, the clerk of the court with jurisdiction may execute such documents on behalf of Borrower.

                  ARTICLE 10: GENERAL CONDITIONS/MISCELLANEOUS
                  --------------------------------------------

     The following conditions shall be applicable throughout the term of this
Agreement:

     10.01. Modifications and Waivers. This Agreement, the other Loan Documents, or any provision thereof may not be changed, waived or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver or termination is sought. No action or course of dealing on the part of Lender, its officers, employees, consultants, or agents, nor any failure or delay by Lender with respect to exercising any right, power, or privilege of Lender under the Note, this Agreement, or any other Loan Document shall operate as a waiver thereof, except as otherwise provided in this Agreement. Any waiver shall be effective only to the extent and for the instance specifically identified in such writing, and shall not be deemed to imply any future waivers or other waivers. No amendment to the Loan Documents shall be effective without written agreement signed by both Borrower and Lender.

     10.02. Advances Not Implied Waivers. No waiver of the requirements contained in any Loan Document shall be effective unless in writing duly signed by Lender. No Advance hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make further Advances nor, in the event Borrower is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as herein provided. Any Advance made by Lender and any sums expended by Lender pursuant to the Loan Documents shall be deemed to have been made pursuant to this Agreement, notwithstanding the existence of an uncured Default or Event of Default. No Advance at a time when an Event of Default exists shall constitute a waiver of any right or remedy of Lender existing by reason of such Event of Default, including, without limitation, the right to accelerate the maturity of the Indebtedness evidenced by the Note or to foreclose the Lien on the Collateral or to refuse to make further advances hereunder.

     10.03. Deviation from Covenants. The procedure to be followed by Borrower to obtain the consent of Lender to any deviation from the covenants contained in this Agreement or any other Loan Document shall be as follows:

          (a) Borrower shall send a written notice to Lender setting forth (i) the covenant(s) relevant to the matter, (ii) the requested deviation from the covenant(s) involved, and (iii) the reason for the requested deviation from the covenant(s); and

          (b) Lender, within a reasonable time, will send a written notice to Borrower, permitting or refusing the request, but in no event will any deviation from the covenants of this Agreement or any other Loan Document be effective without the express prior written consent of Lender. Lender's failure to provide such written notice shall be deemed a refusal of such request.

     10.04. Holidays. Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     10.05. Records. From time to time, Lender may send Borrower statements of the unpaid principal amount of the Note, the unpaid interest accrued thereon, the Interest Rate or rates applicable to such unpaid principal amount, the duration of such applicability, and the amount remaining available on any Loan, and each statement shall be deemed correct and conclusively binding on Borrower (absent manifest error) unless Borrower notifies Lender of an error in the statement in writing within thirty (30) days of the date of any such statement is provided to Borrower.

     10.06. Notices. All notices, requests, demands, directions and other communications (collectively, "notices") required under the provisions of this Agreement or any other Loan Document shall be in writing (including communication by facsimile transmission) unless otherwise expressly permitted hereunder and shall be sent by hand, by registered or certified mail return receipt requested, by overnight courier service maintaining records of receipt, or by facsimile transmission with confirmation in writing mailed first-class, in all cases with charges prepaid, and any such properly given notice shall be effective upon the earlier of receipt or (i) when delivered by hand, or (ii) the third Business Day after being mailed, or (iii) the following Business Day if sent by overnight courier service, or (iv) when sent by facsimile, answer back received. All notices shall be addressed as follows:

     If to Borrower, to the Notice Address set forth on Schedule 1, with copies, if any, as set forth on Schedule 1.

     If to Lender:         NTFC Capital Corporation
                           501 Corporate Centre Drive
                           Franklin, Tennessee 37067
                           Attention:  Manager, Credit
                           Telecopy:  (615) 771-6143

     With a copy to:       NTFC Capital Corporation
                           501 Corporate Centre Drive
                           Franklin, Tennessee 37067
                           Attention: Legal Department
                           Telecopy:  (615) 771-6187

     All notices shall be sent to the applicable party at the address stated above or in accordance with the last unrevoked written direction from such party to the other party hereto, given in accordance with the terms hereof.

     10.07. FCC and PUC Approval. The exercise of any rights or remedies hereunder or under any other Loan Document by Lender that may require FCC or PUC approval shall be subject to obtaining such approval. Pending the receipt of any PUC or FCC approval, Borrower shall not do anything to delay, hinder, interfere with or obstruct the exercise of Lender's rights or remedies hereunder or the obtaining of such approvals.

     10.08. Lender Sole Beneficiary. All conditions of the obligation of Lender to make any Advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make any Advances in the absence of strict compliance with any or all such conditions, and no Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so. Inspections and approvals of the System, and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on Lender, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by Lender for any reason. Lender's sole obligation hereunder is to make the Advances if and to the extent required by this Agreement or the Notes.

     10.09. Lender's Review of Information. Borrower acknowledges and agrees that any review or analysis by Lender of financial information, operating information, marketing data or other information provided to Lender by or on behalf of Borrower at any time is and shall be conducted solely for Lender's benefit and internal use and that Lender is under no duty or obligation to make the results of such review or analysis available to Borrower. Borrower is not relying, and will not rely, on Lender for financial or business advice.

     10.10. No Joint Venture. Nothing in any of the Loan Documents or in this Agreement shall be deemed to constitute any kind of partnership, joint venture or fiduciary relationship between Lender and Borrower or between Lender and any Owners.

     10.11. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement or the other Loan Documents shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof or thereof in any jurisdiction.

     10.12. Rights Cumulative. All rights, powers and remedies herein given to Lender are cumulative and not alternative, and are in addition to all statutes or rules of law.

     10.13. Duration; Survival. All representations and warranties of Borrower contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement and the other Loan Documents, any investigation by Lender, or the making of any Advances hereunder. All covenants and agreements of Borrower contained herein shall continue in full force and effect from and after the date hereof so long as it may borrow hereunder and until payment in full of the Notes, interest thereon, all fees and all other Obligations of Borrower. Without limitation, it is understood that all obligations of Borrower to make payments to or indemnify Lender shall survive the payment in full of the Notes and of all other Obligations.

     10.14. Governing Law. This Agreement and the Notes and each of the other Loan Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Tennessee except to the extent that the laws of jurisdictions where the Collateral is located may be required to apply to the Collateral.

     10.15. Counterparts. This Agreement may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     10.16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder or under the other Loan Documents (in whole or in part) without the prior written consent of Lender. Lender may assign, transfer or pledge any of its respective rights or obligations hereunder or under the other Loan Documents without notice to or the prior written consent of Borrower. Upon receipt of written notice from Lender of such assignment, Borrower shall promptly acknowledge receipt thereof in writing. If Borrower is given written notice of any assignment, it shall perform its obligations with respect to this Agreement for the ratable benefit of the applicable assignee(s), and, if so directed, shall pay all amounts due or to become due hereunder directly to the applicable assignee(s) or to any other party designated by such assignee(s). Borrower shall not assert against any such assignee any set-off, defense or counterclaim that Borrower may have against Lender or any person other than such assignee. Borrower shall also execute and deliver to Lender such documentation as any such assignee may reasonably require, including but not limited to amended promissory notes and acknowledgment of or consent to the assignment which may require Borrower to make certain representations or reaffirmations as to some of the basic terms and covenants contained herein. Lender shall not be relieved of its obligations hereunder as a result of any such sale, assignment, transfer, grant or pledge, unless such assignee specifically assumes all or part of Lender's future obligations hereunder in a writing, a copy of which shall be delivered to Borrower, in which event after the date of such assignment, Borrower's obligations to any such assignee shall be proportionately as set forth herein with respect to Lender, and Borrower shall not look to Lender to perform any of such assignee's obligations hereunder which arise after the date thereof. Any assignee shall be entitled to rely on Borrower's agreements as stated herein, as applicable, and shall be considered a third party beneficiary thereof. Except to the extent otherwise required by the context of this Agreement, the word "Lender" where used in this Agreement shall mean and include any holder of any Note originally issued to Lender hereunder, and any such holder of any Note shall be bound by and have the benefits of this Agreement the same as if such holder had been a signatory hereto.

     10.17. Participation. Lender shall have the right to enter into one or more participation agreements, syndication agreements or similar agreements with one or more participating lenders or other parties approved by Lender on such terms and conditions as Lender shall deem advisable. Borrower shall furnish a sufficient number of copies of reports and certificates to Lender so that Lender and each participating lender shall receive a copy of each such document.

     10.18. Time of Essence. Time is of the essence of this Agreement and the Note and the other Loan Documents.

     10.19.  Disclosures and Confidentiality.

          (a) Borrower agrees that it will obtain Lender's written consent before using or generating any press release, advertisement, publicity materials or other publication in which the name or logo of Lender or any of its Affiliates is used or may be reasonably inferred, and will not distribute any such materials in the absence of such prior written approval.

          (b) Borrower agrees that it will not, directly or indirectly, disclose to any third party the terms of this Agreement or the other Loan Documents or prior or future correspondence relating thereto, or the transactions contemplated hereby, or any other information regarding Lender or its Affiliates learned by Borrower during the course of negotiation thereof. The term "third party" shall exclude only Borrower, its Affiliates and their respective attorney(s) and certified public accountant(s). This
     Section 10.19(b) shall not restrict the disclosure of information if such disclosure is required by law, by order of any court or by the order, rule or regulation of any administrative agency, including without limitation any requirements of the FCC, any PUC, or any state or federal securities commissions (the "Commissions"); provided, however, that, except for disclosures required by the FCC, PUC or Commissions, Borrower shall provide Lender with advance notice of any such required disclosure of information so that Lender may seek an appropriate protective order and/or waive compliance with this Section. Borrower shall not oppose any action taken by Lender to obtain an appropriate protective order or other reliable assurance that the information will be accorded confidential treatment. The obligations set forth in this Section 10.19(b) shall survive the termination of this Agreement.

          (c) The disclosure of information by either Lender or Borrower will not be restricted under this Agreement if such information (i) has been or becomes published or is now, or in the future, in the public domain through
     (A) no fault of the parties, (B) disclosure other than unauthorized disclosure by the party to whom the information is disclosed, or (C) disclosure to third parties by the disclosing party without similar restriction; (ii) is properly (other than proposal letters, commitment letters or other correspondence between Lender and Borrower) within the legitimate possession of the receiving party prior to disclosure hereunder;
     (iii) subsequent to disclosure hereunder, is lawfully received from a third party having rights therein without restriction of the third party's or receiving party's rights to disseminate the information and without notice of any restriction against its further disclosure; (iv) is disclosed with the written approval of the other party;
     (v) is or becomes publicly available free of any obligation to keep it confidential.

          (d) Borrower authorizes Lender to discuss with and furnish to any Affiliate of Lender, to any government or self-regulatory agency with jurisdiction over Lender, to any other Governmental Authority or to any assignee, successor, participant, successor, or prospective assignee, successor or participant, all financial statements, audit reports and other information pertaining to Borrower and/or its Subsidiaries whether such information was provided by Borrower or prepared or obtained by Lender or third parties. Neither Lender nor any of its employees, officers, directors or agents make any representation or warranty to any existing or prospective assignee, successor or participant regarding any audit reports or other analyses of Borrower that Lender may distribute, whether such information was provided by Borrower or prepared or obtained by Lender or third parties, nor shall Lender or any of its employees, officers, directors or agents be liable to any Person receiving a copy of such reports or analyses for any inaccuracy or omission contained in such reports or analyses or relating thereto.

          (e) Every reference in this Agreement to disclosures of Borrower to Lender (except the financial statements), to the extent that such references refer or are intended to refer to disclosures at or prior to the execution of this Agreement, shall be deemed strictly to refer only to written disclosures delivered to Lender concurrently with the execution of this Agreement and referred to specifically in the Loan Documents. The parties intend that such disclosures are to be limited to those presented in an orderly manner at the time of executing this Agreement and are not to be deemed to include expressly or impliedly any disclosures that previously may have been delivered from time to time to Lender, except to the extent that such previous disclosures are again presented to Lender in writing concurrently with the execution of this Agreement.

     10.20. Jurisdiction and Venue. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE OBLIGATIONS, AND AGREES NOT TO CONTEST VENUE OR JURISDICTION IN ANY SUCH COURTS. In any such litigation, Borrower waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made by certified or registered mail direct to Borrower at its address set forth in
Section 10.06 hereof. Within thirty (30) days after such mailing, Borrower shall appear and answer to such summons, complaint or other process. Should Borrower fail to appear or answer within the said

30-day period, then such party shall be deemed in default and judgment may be entered against Borrower for the amount or other relief as demanded in any summons, complaint or other process so served. In the alternative, in its sole discretion, Lender may effect service upon Borrower in any other form or manner permitted by law. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce the same in any appropriate jurisdiction.

     10.21. Jury Waiver. BORROWER AND LENDER HEREBY KNOWINGLY AND WILLINGLY WAIVE THEIR RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, THE OBLIGATIONS, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     10.22. Limitation on Liability. LENDER SHALL HAVE NO LIABILITY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS FOR SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT IN ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE OBLIGATIONS, AND, EXCEPT TO THE EXTENT PROHIBITED BY LAW, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH ACTION ANY SPECIAL, EXEMPLARY, PUNITIVE, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY SORT OTHER THAN ACTUAL DAMAGES.

     10.23. Borrower Waivers. To the full extent permitted by law, Borrower hereby waives (i) presentment, demand and protest and notice of presentment, protest, default, non payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies, including the issuance of an immediate writ of possession, except as expressly required in any of the Loan Documents; (iii) any marshalling of assets, or any right to compel Lender to resort first to any Collateral or other Persons before pursuing Borrower for payment of the Obligations and any defenses based on suretyship or impairment of Collateral; (iv) the benefit of all valuation, appraisement and exemption laws; (v) any right to require Lender to terminate its security interest in the Collateral or in any other property of Borrower until termination of this Agreement and the execution by Borrower and by any person whose loans to Borrower are used in whole or in part to satisfy the Obligations, of an agreement indemnifying Lender from any loss or damage Lender may incur as the result of dishonored or unsatisfied items of any account debtor applied to the Obligations; and (vi) notice of acceptance hereof. Borrower acknowledges that the foregoing waivers are a material inducement to Lender's entering into this Agreement and that Lender is relying upon the foregoing waivers in its future dealings with Borrower.

     10.24. Schedules. The Schedules and Exhibits attached to this Agreement are an integral part hereof, and are hereby made a part of this Agreement.

     10.25. Agreement to Govern. In case of any conflict between the terms of this Agreement and any of the other Loan Documents, the terms of this Agreement shall govern.

     10.26. Entire Agreement. This Agreement, the other Loan Documents and other documents, agreements and certificates executed by the parties contemporaneously herewith or subsequent hereto constitute the entire agreement of the parties and supersede all prior understandings and agreements, written or oral, between the parties hereto relating to the subject matter hereof. Borrower is not entering into this Agreement in reliance on statements or representations made by any Person other than as set forth herein.

     10.27. Construction. The parties acknowledge that each party and/or its legal counsel have reviewed and made revisions to this Agreement. The rule of construction requiring the resolution of any ambiguities in this Agreement against the drafting party shall not apply to the construction of this Agreement or any schedules or exhibits to this Agreement.

        [END OF GENERAL TERMS AND CONDITIONS. NEXT PAGE IS SCHEDULE 1.]

                        [SIGNATURES ARE ON COVER PAGE.]

                                                                   SCHEDULE 1 TO
                                                                   -------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              BORROWER INFORMATION
                              --------------------

Borrower: FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation

Borrower's federal employer/tax identification number:   36-4167094
                                                         ----------
Borrower's chief executive offices (including county):

     200 North LaSalle Street,
     Chicago, Illinois 60601

Borrower's Notice Address:

     200 North LaSalle Street,
     Chicago, Illinois 60601
     Attention: General Counsel

     with copies to:
     Sonnenschein Nath & Rosenthal
     8000 Sears Tower
     Chicago, Illinois  60606
     Attention: Michael Devine

                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                             SCHEDULE 1.01(a) TO
                                                             -------------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                          SUBSIDIARY EXECUTION PAGE(S)
                          ----------------------------

     By executing this Schedule attached to and forming a part of the Loan and Security Agreement dated as of December ____, 1998 (the "Agreement"), by and among NTFC CAPITAL CORPORATION, FOCAL COMMUNICATIONS CORPORATION (the "Borrower"), each direct or indirect Subsidiary of the Borrower listed below represents and warrants that it is a Subsidiary of the Borrower, joins as a party to the Loan Agreement for the purpose of granting a security interest in the Collateral to the extent of its interest therein.

     Each of the undersigned further acknowledges and agrees that: (i) future Subsidiaries of the Borrower may be required to grant security interest(s) under the Agreement without the consent of any other Subsidiary by the execution of a form of the Annex to this Schedule of Subsidiary Execution Page(s); (ii) the Lender is willing to extend certain credit to the Borrower, subject to the terms and conditions set forth in the Agreement, including the condition that the undersigned will provide the Guaranties they have provided and by granting the security interest(s) granted hereby; (iii) without this condition, Lender would not be willing to extend credit to the Borrower; and (iv) the undersigned are related entities, and the undersigned expect to increase their respective businesses, and to benefit directly and indirectly, through the use of the Collateral owned or to be acquired by it and the other Subsidiaries with the proceeds of the Advances to be made pursuant to the Agreement.

     This Schedule of Subsidiary Execution Page(s) to the Agreement is attached to and forms a part of the Agreement, and shall be construed in accordance with and governed by the laws of the jurisdiction specified in Schedule 2.02 to the Agreement under the caption "Governing Law" except to the extent the internal laws of another jurisdiction are required to be applied in connection with the exercise of rights pertaining to Collateral in that jurisdiction. Capitalized terms used in this Schedule without definition shall have the meanings set forth in the Agreement to which this Schedule is attached and forms a part.

     This Schedule may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same document.

                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

     IN WITNESS WHEREOF, the below Subsidiaries have executed this Schedule by their duly authorized representatives all as of the effective date of the Agreement stated in the Preamble to it:



SUBSIDIARIES:
-------------
1.   Focal Communications of Pennsylvania         /s/ Joseph A. Beatty
                                                  -----------------------------------
                                                  Name:  Joseph A. Beatty
                                                  Title: Executive Vice President and
                                                         Chief Financial Officer


2.   Focal Communications of California           /s/ Joseph A. Beatty
                                                  -----------------------------------
                                                  Name:  Joseph A. Beatty
                                                  Title: Executive Vice President and
                                                         Chief Financial Officer


3.   Focal Communications of the Mid-Atlantic     /s/ Joseph A. Beatty
                                                  -----------------------------------
                                                  Name:  Joseph A. Beatty
                                                  Title: Executive Vice President and
                                                         Chief Financial Officer


4.   Focal Communications of Washington           /s/ Joseph A. Beatty
                                                  -----------------------------------
                                                  Name:  Joseph A. Beatty
                                                  Title: Executive Vice President and
                                                         Chief Financial Officer


5.   Focal Communications of Michigan             /s/ Joseph A. Beatty
                                                  -----------------------------------
                                                  Name:  Joseph A. Beatty
                                                  Title: Executive Vice President and
                                                         Chief Financial Officer



                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                  ANNEX A TO SCHEDULE 1.01(a) TO
                                                  ------------------------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                     ANNEX TO SUBSIDIARY EXECUTION PAGE(S)
                     -------------------------------------

     By executing this Annex to the Schedule of Subsidiary Execution Page(s) attached to and forming a part of the Loan and Security Agreement dated as of December ____, 1998 (the "Agreement"), by and between NTFC CAPITAL CORPORATION and FOCAL COMMUNICATIONS CORPORATION, each direct or indirect Subsidiary of the Borrower listed below represents and warrants that it is a Subsidiary of the Borrower, joins as a party to the Agreement for the purpose of granting a security interest in the Collateral to the extent of its interest therein.

     Each of the undersigned further acknowledges and agrees that: (i) future Subsidiaries of the Borrower may be required to grant security interest(s) under the Agreement without the consent of any other Subsidiary by the execution of a form of this Annex; (ii) the Lender is willing to extend certain credit to the Borrower, subject to the terms and conditions set forth in the Agreement, including the condition that the undersigned will provide the Guaranties they have provided and by granting the security interest(s) granted hereby; (iii) without this condition, Lender would not be willing to extend credit to the Borrower; and (iv) the undersigned are related entities, and the undersigned expect to increase their respective businesses, and to benefit directly and indirectly, through the use of the Collateral owned or to be acquired by it and the other Subsidiaries with the proceeds of the Advances to be made pursuant to the Agreement.

     This Annex to Schedule of Subsidiary Execution Page(s) is attached to and forms a part of the Agreement, and shall be construed in accordance with and governed by the laws of the jurisdiction specified in Schedule 2.02 to the Agreement under the caption "Governing Law" except to the extent the internal laws of another jurisdiction are required to be applied in connection with the exercise of rights pertaining to Collateral in that jurisdiction. Capitalized terms used in this Schedule without definition shall have the meanings set forth in the Agreement to which this Schedule is attached and forms a part.

     This Annex may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same document.

                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

     IN WITNESS WHEREOF, the undersigned has executed this Annex to Subsidiary Execution Page(s) by its duly authorized officer or representative this ___ day of _______________, _____:


Subsidiary:
----------

----------------------------------



BY:_______________________________

TITLE:____________________________

                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                             SCHEDULE 1.01(b) TO
                                                             -------------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                             SUBSIDIARY INFORMATION
                             ----------------------



                                 [SEE ATTACHED]

                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 2.01 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                              MAXIMUM LOAN AMOUNTS
                              --------------------


Maximum principal amount of all Loans: Up to Twenty-Five Million (US) Dollars
                               ($25,000,000)

                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 2.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                        PAYMENT TERMS AND GOVERNING LAW
                        -------------------------------


     "Closing Date": December 30, 1998

     "Financing Termination Date": December 31, 1999.

     "Governing Law": The internal laws of the State of Tennessee shall govern the construction and enforcement of the Loan Documents except to the extent that the laws of jurisdictions where the Collateral is located may be required to apply to the Collateral.

     "Initial Payment Date": The first Business Day of the month beginning at least 30 days after the each applicable Borrowing Date.

     "Interest Rate": For each Advance, a fixed rate equal to the five (5) year Swap rate as shown on the Telerate screen page 19901 on the Borrowing Date of the Advance, plus 395 basis points. Interest shall accrue monthly based on a 365 day year. The Interest Rate is subject to adjustment as follows: When the Borrower has met the conditions set forth below for two consecutive fiscal quarters, the 395 basis point margin stated above will be reduced to the applicable margin as set forth in the table below, and the new margin will apply so long as the required Cash Flow Coverage continues to exist. Should the Borrower fail to maintain the required Cash Flow Coverage that permitted the reduced margin for one fiscal quarter, then the margin shall return to the appropriate margin until a reduction is again permitted hereunder.

                             Condition                             Margin
                             ---------                             ------

          Cash Flow Coverage (greater than or equal) 1:1 350 Basis Points Cash Flow Coverage (greater than or equal) 1.5:1 325 Basis Points Cash Flow Coverage (greater than or equal) 2:1 300 Basis Points Cash Flow Coverage (greater than or equal) 2.5:1 275 Basis Points

     For purposes of this provision, Cash Flow Coverage is defined as (EBITDA + Interest Income)/Scheduled Principal Payments + Required Interest Payments on all outstanding Debt)

     "Maturity Date": The Sixtieth (60th) Payment Date, on which date all then-outstanding principal, interest, premium, expenses, fees, penalties and other amounts due under the Note shall be finally due and payable.

     "Payment Date": The Initial Payment Date and the First (1st) Business Day of each month thereafter.


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

     "Payment Schedule": For each Note, Borrower shall repay the Indebtedness represented thereby according to an amortization table prepared by Lender which requires even payments of principal and interest monthly in arrears on each Payment Date until the Maturity Date.

     "PUC": PUC includes any public utility commission or similar state or territorial regulatory body having jurisdiction over the Borrower or any Subsidiary thereof

     "System": Borrower's Competitive Local Exchange Carrier networks and all Equipment therein in each location in which Borrower conducts business at any time during the Term of this Agreement.

     "Term": From the Closing Date through the Maturity Date.


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 2.09 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                                      FEES
                                      ----


     Commitment Deposit: A Commitment Deposit of $90,000 has been deposited with Lender, and is non-refundable.

     Commitment Fee: A Commitment Fee of one percent (1%) of the Total Commitment has been earned by Lender and shall be due and payable in installments equal to one percent (1%) of each Advance on each Borrowing Date. The Commitment Deposit shall be applied toward the Commitment Fee until it is exhausted. The Commitment Fee shall be non-refundable.


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 4.04 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                               REQUIRED CONSENTS
                               -----------------

                                     [NONE]


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 4.05 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                           REGULATORY AUTHORIZATIONS
                           -------------------------


                                     [NONE]


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 4.07 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                             RESTRICTIONS ON LOANS
                             ---------------------


                                     [NONE]


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 4.08 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              FINANCIAL STATEMENTS
                              --------------------


                             [Separately Provided]


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 4.12 TO
                                                               -----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                               PENDING LITIGATION
                               ------------------


              [To be completed by Borrower and approved by Lender]


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 4.25 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                               UCC FILING OFFICES
                               ------------------


     Illinois Secretary of State, UCC Division
     Howlett Bldg., Room 030
     2nd and Edwards St.
     Springfield, IL 62756

     Pennsylvania Department of State
     UCC Division
     308 North Office Bldg.
     Harrisburg, PA  17120

     Philadelphia County
     Office of the Prothonotary
     Broad & Mkt.
     Philadelphia, PA 19107

     Michigan Department of State
     UCC Division
     P.O. Box 30197
     Lansing, MI  48909-7697

     Secretary of State, UCC Division
     1500 11th Street
     Sacramento, CA 95814-1738

     Recorder of Deeds, D.C.
     515 "D" St., NW, Room 310
     Washington, D.C.  20001

     Department of Licensing, UCC Section
     P.O. Box 9660
     Olympia, Washington 98507-9660


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 4.26 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                  PRINCIPAL OFFICES AND LOCATION OF COLLATERAL
                  --------------------------------------------

Name                               Address                County
----------------------  -----------------------------  -------------

Focal Communications    701 Market St.                 Philadelphia
 of Pennsylvania        Philadelphia, PA 19106

Focal Communications    1200 W. 7th St., Suite L2-250  Los Angeles
 of California          Los Angeles, CA 90017

                        650 Townsend, Suite 200        San Francisco
                        San Francisco, CA 94103

Focal Communications    Decatur Building               King
 of Washington          1511 6th Avenue
                        Seattle, WA 98101

Focal Communications    1120 Vermont Ave.
 of Mid-Atlantic        Washington, D.C.  20005

Focal Communications    23800 West Ten Mile Road       Oakland
 of Michigan            The Vanguard Center
                        Southfield, MI 48034


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 4.29 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                                 ASSUMED NAMES
                                 -------------


                                     [NONE]


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                              SCHEDULE 4.31 TO
                                                              ----------------
                                                   LOAN AND SECURITY AGREEMENT
                                                   ---------------------------

                           NORTEL PURCHASE AGREEMENT
                           -------------------------

     Networks Products Purchase Agreement Number JRD0197FCC dated January 21, 1997, executed by and between Northern Telecom Inc. and Borrower as may be amended, modified or supplemented from time to time.


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 6.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                               POST-CLOSING ITEMS
                               ------------------

     The following closing conditions shall be satisfied as indicated:

     1.   The Opinion of Regulatory Counsel shall be delivered within fourteen
(14) days of Closing.

     2. Landlord Consents required hereunder shall be obtained on a reasonable best efforts basis and delivered as promptly as reasonably possible, but in any event within the later of thirty (30) days of Closing or the date of location of Equipment having a value exceeding $100,000 at a Site by Borrower or a Subsidiary thereof.

     3. Any other Required Consents or Consents required for Closing or initial funding hereunder not supplied at Closing shall be delivered as promptly as reasonably possible, but in any event within thirty (30) days of Closing unless the Lender extends the time therefor in writing.


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

                                                                SCHEDULE 7.07 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                                   INSURANCE
                                   ---------


                         [See attached certificate(s)]

                                                                SCHEDULE 7.15 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              FINANCIAL COVENANTS
                              -------------------

1. Total Secured Debt to Total Capitalization. At the time of each advance and at the end of each fiscal quarter, Borrower shall maintain a ratio of Total Secured Debt to Total Capitalization of not more than *** to ***. For purposes of this ratio, the following definitions apply:

     Total Capitalization:  All equity as shown on the balance sheet of Borrower plus all funded Indebtedness of Borrower.
     Total Secured Debt: Indebtedness of Borrower secured by a lien on assets of the Borrower, excluding Indebtedness secured by accounts receivable.

2. Cash Flow Coverage Ratio. Borrower shall maintain a minimum Cash Flow Coverage Ratio (measured at the end of each fiscal quarter for the past four fiscal quarters) of at least ***, beginning in the last fiscal quarter of fiscal year 2001. For purposes of this ratio, the following definitions apply:

     Cash Flow Coverage Ratio: At the end of any fiscal period, the ratio of Borrower's Cash Flow (as defined in the agreement) plus interest income for such fiscal period to Borrower's Debt Service for such fiscal period.

     Debt Service: For any fiscal period of Borrower, the sum of all principal and interest payments that Borrower is required to make during such period on account of all its Indebtedness including, without limitation,
        (a) amounts due during such period on account of capitalized leases, (b) the then current portion of any long term Indebtedness, including any Subordinated indebtedness, (c) amounts due on short term Indebtedness, and (d) amounts due under the NTFC Agreement and the Note.

3. Minimum Revenues: Borrower shall maintain minimum revenues in an amount equal to or greater than 85% of the levels set forth below:

       Fiscal Year Ended          Projected Revenues
       -----------------          ------------------
       December 31, 1999          $ ***
       December 31, 2000          $ ***
       December 31, 2001          $ ***
       December 31, 2002          $ ***
       December 31, 2003          $ ***
       December 31, 2004          $ ***

4. Minimum EBITDA. Borrower shall maintain minimum EBITDA in an amount equal to or greater than the levels set forth below:


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____

---------------
***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

       Fiscal Year Ended             Projected EBITDA
       -----------------             ----------------

       December 31, 1999             $ ***
       December 31, 2000             $ ***
       December 31, 2001             $ ***
       December 31, 2002             $ ***
       December 31, 2003             $ ***
       December 31, 2004             $ ***

So long as Borrower maintains a cash balance of at least $***, the Minimum EBITDA covenant for 1999 will not apply. In its place, Borrower will be required to maintain a minimum gross margin of ***% of revenues for 1999. Gross margin is defined as revenues less settlement expenses.


                                                        Borrower's Initials:____

                                                        Lender's Initials: ____


---------------
***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                                SCHEDULE 8.02 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                        PERMITTED SPECIFIC ENCUMBRANCES
                        -------------------------------

                                     [NONE]


                                                        Borrower's Initials: ___
                                                        Lender's Initials: ___

                                                                SCHEDULE 8.06 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                           PERMITTED EQUITY PAYMENTS
                           -------------------------

Borrower may make Equity Payments which, in the aggregate, will not cause Borrower to fail to meet its financial covenants set forth in Schedule 7.15 to the Agreement and which do not involve the payment, exchange, repurchase or redemption of more than five percent (5%) of the then outstanding capital stock of Borrower, in the aggregate.

                                                        Borrower's Initials: ___
                                                        Lender's Initials: ___

                                PROMISSORY NOTE

US$25,000,000.00                                               December 30, 1998

     FOR VALUE RECEIVED, FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation with its principal place of business at 200 North LaSalle Street, Chicago, Illinois 60601 ("Borrower") promises and agrees to pay to the order of NTFC CAPITAL CORPORATION, a Delaware corporation, its successors, assigns or any subsequent holder of this Note (the "Lender") at its offices located at 501 Corporate Centre Drive, Franklin, Tennessee 37067, or at such other place as may be designated in writing by Lender, in lawful money of the United States of America in immediately available funds the lesser of Twenty-five Million Dollars and 00/100 ($US$25,000,000.00), or all amounts advanced hereunder pursuant to
Section 2.02 of the Loan Agreement (defined below), as noted on any and all amortization schedules attached hereto, together with interest thereon and other amounts due as provided below. The amortization schedules attached hereto are for convenience only, and the failure of the Lender to attach an amortization schedule, or any error or incorrect notation by the Lender on any amortization schedule, shall not diminish the obligations of the Borrower under this Note. This Note shall mature on the later of (i) January 1, 2004, (ii) the sixtieth
(60th) Payment Date, or (iii) the first Business Day of the sixty-first (61st) month after the first Advance hereunder (the "Maturity Date").

     This Note is issued pursuant to that certain Loan and Security Agreement dated December ___, 1998, by and between Borrower and Lender (as it may be modified, amended or restated from time to time, the "Loan Agreement"). Any term not otherwise defined in this Note shall have the same meaning as in the Loan Agreement. Reference is made to the Loan Agreement, which, among other things, permits the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. This Note is secured by, among other things, the Collateral described in the Loan Agreement and the Security Documents.

     Each Advance hereunder shall bear interest from the date of such Advance until such amount is due and payable (whether on any Payment Date, at the Maturity Date, by acceleration, or otherwise) based on a rate equal to the five
(5) year "Swap Rate" as shown on the Telerate screen page 19901 on the date of such Advance hereunder, plus 395 basis points (the "Interest Rate"). Interest shall be paid monthly with principal, and shall accrue based on a 365 day year. The Interest Rate is subject to adjustment as follows: When the Borrower has met the conditions set forth below for two consecutive fiscal quarters, the 395 basis point margin stated above will be reduced to the applicable margin as set forth in the table below, and the new margin will apply so long as the required Cash Flow Coverage continues to exist. Should the Borrower fail to maintain the required Cash Flow Coverage that permitted the reduced margin for one fiscal quarter, then the margin shall return to the appropriate margin until a reduction is again permitted hereunder.

                             Condition                            Margin
                             ---------                            ------

         Cash Flow Coverage  greater than or equal to 1:1    350 Basis Points
         Cash Flow Coverage  greater than or equal to 1.5:1  325 Basis Points
         Cash Flow Coverage  greater than or equal to 2:1    300 Basis Points
         Cash Flow Coverage  greater than or equal to 2.5:1  275 Basis Points

     For purposes of this provision, Cash Flow Coverage is defined as (EBITDA + Interest Income)/Scheduled Principal Payments + Required Interest Payments on all outstanding Debt)

     Commencing with the Initial Payment Date (defined below), principal amounts outstanding hereunder on each Advance and interest thereon at the applicable Interest Rate shall be amortized and paid in sixty (60) monthly equal installment payments, commencing on the first Business Day of the first Calendar Month to commence at least thirty (30) days after the date of such Advance (the "Initial Payment Date") and on the first Business Day of each calendar month thereafter (each, a "Payment Date"), in accordance with a separate amortization schedule attached hereto. In the event of any additional Advances hereunder an additional amortization schedule will be attached for each additional Advance, reflecting the principal amount of such Advance and the applicable Interest Rate. All such amortization schedules shall provide for equal monthly amortization of principal and interest through the Maturity Date. If any principal, interest, or other charge or expense remains outstanding on the Maturity Date, such amount shall be added to the payment due on the Maturity Date.

     Notwithstanding the foregoing, if Borrower shall fail to pay within ten
(10) days after the due date any principal amount or interest or other amount payable under this Note, Borrower shall pay to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at a rate equal to the lesser of three percent (3%) higher than the then applicable interest rate or the maximum permissible interest rate under applicable law (the "Default Rate") (instead of the Interest Rate), from the due date until such overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under the Loan Agreement. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full or such Event of Default is waived in writing by Lender.

     Notwithstanding any provision of this Note or the Loan Agreement to the contrary, it is the intent of the Lender and the Borrower that the Lender or any subsequent holder of this Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, as amended or enacted, from time to time. In the event Lender, or any subsequent holder of this Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such (except that no prepayment premium will be payable thereon), or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by the Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the Lender or any subsequent holder of the Note shall refund to the Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, the Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     All amounts received for payment under this Note shall at the option of Lender be applied first to any unpaid expenses due Lender under this Note or under any other documents evidencing or securing the obligations of Borrower to Lender, then to any unpaid late charges, then to any unpaid interest accrued at the Default Rate, then to all other accrued but unpaid interest due under this Note and finally to the reduction of outstanding principal due under this Note.

     Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement (each, an "Event of Default"), all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Loan Agreement, without further notice, at the option of the Lender. Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one, but one waiver shall not imply any additional or subsequent waiver. Time is of the essence of this Note.

     Demand, presentment, notice and protest are expressly waived, except for notices to Borrower otherwise expressly required in the Loan Agreement. Borrower and any and all endorsers, guarantors and other parties liable on this Note, and any and all general partners of Borrower or any endorsers, guarantors or other parties liable on this Note (collectively, the "Obligors") jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly consent to (i) any and all delays, extensions, renewals or other modifications of this Note or any waivers of any term hereof, (ii) any release or discharge by Lender of any of the Obligors, (iii) any release, substitution or exchange of any security for the payment hereof, (iv) any failure to act on the part of Lender, and (vi) any indulgence shown by Lender from time to time (without notice or further assent from any of the Obligors) and hereby agree that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any of the Obligors.

     BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH, INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER, AND AGREES NOT TO CONTEST OR CHALLENGE VENUE IN ANY SUCH COURTS.

     Borrower irrevocably consents to the service of process of any such courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt such mailing. However, nothing herein shall affect the right of Lender or Borrower to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender or Borrower in any other jurisdiction.

     BORROWER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. BORROWER AGREES THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF BORROWER'S EXPRESS WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN ANY ACTION TO ENFORCE THIS NOTE, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES.

     In the event this Note is placed in the hands of one or more attorneys for collection or enforcement or protection of the holder's rights described herein or in the Loan Agreement or the other Loan Documents, the Borrower agrees to pay all reasonable attorneys' fees and all court and other out-of-pocket costs incurred by the holder hereof (as of which shall be due on demand and shall bear interest at the rate then payable hereunder from five (5) days after such demand is made until paid).

     This Note is governed by and shall be construed in accordance with the internal laws of the State of Tennessee. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

     This Note may not be changed, extended or terminated except in writing. No waiver of any term or provision hereof shall be valid unless in writing signed by Lender.


     Executed as of December 30, 1998.


                         FOCAL COMMUNICATIONS CORPORATION



                         By: /s/ Joseph A. Beatty
                             --------------------
                         Title: Exec VP/CFO
                                -----------------

                                                                     EXHIBIT B
                                                                     ---------

                                    FORM OF
                             BORROWING CERTIFICATE


     Pursuant to Section 2.03(b) of the Loan and Security Agreement dated as of December 30, 1998, between FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation (the "Borrower"), and NTFC CAPITAL CORPORATION (the "Lender"), (as amended, modified or supplemented from time to time, the "Loan Agreement"), the undersigned Responsible Officer of the Borrower hereby certifies as set forth below. Capitalized terms used herein which are defined in the Loan Agreement shall have their defined meanings when used herein (unless otherwise indicated).

     1. The Borrower hereby represents and warrants that its representations and warranties contained in Article 4 of the Loan Agreement are true and correct on and as of the date of this Certificate.

     2. Immediately prior to and immediately after the making of the Advance requested hereunder, no Default or Event of Default has or will have occurred and will be continuing under the Loan Agreement.

     3. All other applicable conditions of Article 6 of the Loan Agreement have been satisfied; all applicable covenants contained in Article 7 of the Loan Agreement have been met; and no violations of Article 8 have occurred and remain uncured.

     4. The Borrowing Date on which the Advance is requested is _______________________________, 199_______.

     5. The total amount of the Advance requested hereunder is $_______________________, to be disbursed and allocated as follows:

          (a) $__________________________, to be paid directly to NTI for the purchase by the Borrower of Equipment provided in accordance with the Purchase Agreement (evidenced by the copies of unpaid NTI invoices attached to this Certificate);

          (b) $__________________________, to be paid to the Borrower as reimbursement for amounts paid to NTI under the Purchase Agreement by Borrower, as evidenced by the attached invoices and copies of Borrower's cancelled checks in payment thereof;

          (c) $__________________________, to be paid either to other Suppliers for the purchase by the Borrower of Equipment and Services provided by other Suppliers or for other direct construction costs (evidenced by the copies of unpaid invoices attached to this Certificate);

          (d) $___________________________, to be paid to the Borrower as reimbursement for amounts paid to other Suppliers by Borrower, as evidenced by the attached invoices and copies of Borrower's cancelled checks in payment thereof;

          (e) $___________________________, to be paid to the Lender, as reimbursement for Lender's Expenses; and

          (f) $___________________________, to be paid to Borrower to pay
     Borrower's legal fees and closing costs, as evidenced by the attached invoices and statements.

     6. The amount of the Advance described in 5(a) above (if any) is equal to the amount due and owing on the date hereof under the Purchase Agreement.

     7. The Advance requested on the date hereof is for a proper purpose as set forth in Section 2.02 of the Loan Agreement.
             ============

     8. Wire instructions for Advances to be disbursed to Borrower are as follows:

     Account Number:____________________________________________________
     Account Name:______________________________________________________
     Bank:______________________________________________________________
     ABA routing number:________________________________________________

     IN WITNESS WHEREOF, the undersigned has duly executed this Borrowing Certificate in the name of the Borrower as of the ______ day of _______________, 199___.


                              FOCAL COMMUNICATIONS CORPORATION


                              By:_______________________________________________


                              Title:____________________________________________

                         Sonnenschein Nath & Rosenthal

                               8000 SEARS TOWER

                         CHICAGO, ILLINOIS 60606-6404             (312) 876-8000
                                                                     FACSIMILE
                                                                  (312) 876-7934


                              Victoria A. Gilbert
                                (312) 876-8203

                               December 30, 1998


NTFC Capital Corporation
501 Corporate Centre Drive
Suite 600
Franklin, TN 37067

     Re: Loans to Focal Communications Corporation

Gentlemen:

     We have acted as counsel to Focal Communications Corporation, a Delaware corporation (the "Borrower"), in connection with that certain Loan and Security Agreement dated December 30, 1998, between NTFC Capital Corporation ("Lender") and Borrower (the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings given such terms in the Loan Agreement. In that capacity, we have examined, among other things, the following agreements, instruments and documents (hereinafter referred to as the "Documents"):

     a. the Loan Agreement;

     b. $25,000,000 Note dated December 30, 1998 made by Borrower payable to Lender;

     c. Guaranty Agreement; and

     d. the Uniform Commercial Code Financing Statements in the forms attached hereto as group Exhibit A ("UCCs") executed in connection with the foregoing.


     In addition to the foregoing, we have examined (a) the original or certified, conformed or photostatic copies of the Borrower's (i) Certificate of Incorporation, as amended to date; (ii) qualifications to do business and certificates of good standing in all states in which the Borrower is qualified to do business; (iii) By-Laws, as amended to date; (iv) records of corporate proceedings relating to the Documents; and (v) such other documents, records and legal matters as we have deemed necessary or relevant for purposes of issuing the opinions hereinafter expressed.




        CHICAGO     KANSAS CITY     LONDON     LOS ANGELES     NEW YORK
                SAN FRANCISCO    ST. LOUIS    WASHINGTON, D.C.

                         Sonnenschein Nath & Rosenthal

NTFC Capital Corporation
December 30, 1998
Page 2

     In all such examinations, we have assumed the genuineness of all signatures (other than those of the Borrower), the accuracy and completeness of all documents and records we have reviewed, the authenticity of documents submitted to us as originals and the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies.

     The lawyers in this firm representing the Borrower in connection with this transaction are licensed only to practice law in Illinois. We note that the Documents are governed by the laws of the state of Tennessee. With your permission, we have assumed for purposes of our opinions with regard to enforceability contained herein, that Tennessee law is identical to Illinois law. We have examined such questions of law under the laws of the State of Illinois, the corporate laws of the State of Delaware and the federal laws and regulations of the United States of America as we have considered necessary or appropriate in order to render the opinions set forth below. In addition, we express no opinion herein concerning any statutes, ordinances, administrative decisions, rules or regulations of any county, town, county municipality or special political subdivision (whether created or enabled through legislative action at the federal, state or regional level).

     We have further assumed that:

          (i) All natural persons involved in the transaction contemplated by the Loan Agreement (the "Transaction") have sufficient legal capacity to enter into and perform their respective obligations under the Documents or to carry out their roles in the
                Transaction:

          (ii) The Lender and each Subsidiary is duly organized, existing and in good standing under the laws of its jurisdiction of organization and has power (corporate and otherwise) to enter into the Documents;

          (iii) All authorizations and actions and all consents or approvals by any person or party necessary for each of the Lender and the Subsidiaries to enter into, execute or deliver the Documents have been taken or obtained;

          (iv) The Documents have been duly executed and delivered by the Lender and each of the Subsidiaries and are the valid, binding and enforceable obligations of the Lender; and

          (V) The Borrower and each of the Subsidiaries holds the requisite title and rights to any of their respective property involved in the Transaction

                         Sonnenschein Nath & Rosenthal

NTFC Capital Corporation
December 30, 1998
Page 3



     In rendering this opinion as to questions of fact material to this opinion we have relied to the extent we have deemed such reliance appropriate, without investigation, on certificates and other communications from public officials and from officers of the Borrower and the Subsidiaries and on representations of the Borrower and the Subsidiaries set forth in the Documents.

     Wherever we indicate that our opinion with respect to the existence or absence of facts is based on our knowledge, our opinion is based solely on the current actual knowledge of the attorneys in this firm who are representing the Borrower in connection with the Transaction, and we have conducted no special investigation of factual matters in connection with this opinion.

     The opinions set forth in paragraphs 4, 5, and 6 below are subject to the following additional assumptions and qualifications:

     (a) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other similar laws and any judicial decisions, heretofore or hereafter enacted or decided, relating to or affecting the rights of creditors generally, now or hereafter enacted;

     (b) limitations imposed by general principals of equity upon the availability or enforceability of any of the rights, remedies, waivers, convenants or other provisions of the Documents, and upon the availability of specific performance and other equitable remedies generally (regardless of whether sought in proceedings at law or in equity);

     (c) we have assumed that the Lender has given "value" to the Borrower as defined in Section 1-201(44) of the Uniform Commercial Code as effect in the State of Illinois;

     (d) we call to your attention that the security interest of the Lender in proceeds is limited to the extent set forth in Section 9-306 of the Illinois Uniform Commercial Code and to a property of a type subject to the Illinois Uniform Commercial Code;

     (e) we express no opinion regarding the security interest of the Lender in any item of the Collateral (i) not subject to Article 9 of the Illinois Uniform Commercial Code including items of a type listed in Section 9-104 of the Illinois Uniform Commercial Code, (ii) any interest in or claim in or under any insurance policy, or (iii) proceeds of the foregoing items;

     (f) we express no opinion with respect to the priority of any security interest granted to the Lender by the Borrower or any Subsidiary;

                         Sonnenschein Nath & Rosenthal

NTFC Capital Corporation
December 30, 1998
Page 4

     (g) we call to your attention that the perfection of the security interest of the Lender will be terminated as to any of the Collateral acquired by the Borrower or a Subsidiary more than four months after such party changes its name, identity or corporate structure so as to make the UCCs seriously misleading unless new appropriate financing statements indicating the new name, identity or corporate structure of the Borrower are properly filed before the expiration of such four months. The Illinois Uniform Commercial Code requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the filing of the original UCCs or the filing of any continuation statement in order to maintain the effectiveness of the original UCCs;

     (h) we express no opinion with respect to chattel paper in a case where a purchaser who gives new value acquires possession thereof;

     (i) certain remedial provisions of the Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Documents and the Documents contain adequate provisions for enforcing payment of the obligations of the Borrower and the Subsidiaries under the Documents;

     (j) we express no opinion regarding (i) any interest in or claim in or under any insurance policy, (ii) any interest in goods which are covered by a certificate of title, (iii) any interest which constitutes real estate or fixtures or (iv) proceeds of the foregoing; and

     (k) we express no opinion regarding the security interests in any goods which are an accession to, or commingled or processed with other goods to the extent that the security interests are limited by Section 9-314 or 9-315 of the Uniform Commercial Code in effect in Illinois.

     Based on the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, it is our opinion that:

          1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, has full power and authority to own and lease its properties and to carry on its business as presently conducted and as presently proposed to be conducted.

          2. The Borrower has the full right, power and authority to execute and deliver the Documents and to perform its obligations thereunder. The execution, delivery and performance of the Documents by the borrower will not conflict with, or result in a breach of, the Borrower's Certificate of Incorporation or By-Laws. The execution, delivery and performance of the Documents by the Borrower will not result in a

                         Sonnenschein Nath & Rosenthal

NTFC Capital Corporation
December 30, 1998
Page 5

     breach or other violation of any of the terms, conditions or provisions of any law or any of the terms, conditions or provisions of any material agreement, instrument or document to which the Borrower is a party or by which the Borrower or its properties is bound and of which we are aware.

          3. The execution and delivery of each Document and the performance of the transactions contemplated thereby have been duly authorized and approved by all requisite action on the part of the Borrower.

          4. Each of the Documents to which the Borrower is a party has been duly executed and delivered by a duly authorized officer of the Borrower. Each of the Documents constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary a party thereto enforceable in accordance with its terms.

          5. The provisions of the Loan Agreement are sufficient to create in favor of the Lender a security interest in all right, title and interest of the Borrower and the Subsidiaries in those items and types of collateral described in the Loan Agreement in which a security interest may be created under Article 9 of the Illinois Uniform Commercial Code.

          6. By the filing of the UCCs in the jurisdictions indicated thereon, the security interest granted to the Lender under the terms of the Loan Agreement shall be perfected in those items and types of Collateral located (or deemed located) in Illinois and described in the Loan Agreement in which a security interest may be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in the State of Illinois ("Illinois UCC") and, assuming the Uniform Commercial Code applicable in other jurisdictions where the UCCs are to be filed is identical to the Illinois UCC, the security interest purported to be granted to Lender under the Loan Agreement shall be perfected in those items and types of Collateral described in the Loan Agreement in which a security interest may be perfected by the filing of a financing statement.

          7. To the best of our knowledge, except as set forth in Schedule 4.12 of the Loan Agreement, no judgments are outstanding against the Borrower, nor, except as otherwise disclosed in the Loan Agreement, is there now pending or threatened, any litigation, contested claim or governmental proceeding by or against the Borrower or affecting the Borrower or any of their respective properties which if decided adversely to Borrower would have a material adverse effect on the Borrower's ability to perform its obligations under the Documents. To the best of our knowledge, the Borrower is not in default with respect to any order, writ, injunction of decree of any

                        Sonnenschein Nath & Rosenthal

NTFC Capital Corporation
December 30, 1998
Page 6


     court, governmental or regulatory authority or in default under any law, order, regulation or demand of any governmental agency or instrumentality, a default under which would have a material adverse effect on the Borrower or its financial condition or properties.

     This opinion is given as of the date hereof and we assume no obligation to advise you of changes that may hereafter be brought to our attention. This opinion is being provided to you in connection with the Loan Agreement and may not be relied upon by you for any other purpose. Except as may be required by law or by order of any court or governmental body, this opinion may not be relied upon, by, or furnished, quoted, copied, distributed, delivered or disclosed to, anyone other than the Lender, any participants in the Loan Agreement, and their respective attorneys or legal representatives, nor is it to be filed with any governmental agency or any other person without our prior written consent.



                                                 Very truly yours,

                                                 SONNENSCHEIN NATH & ROSENTHAL


                                                 By: /s/ Victoria A. Gilbert

                                                     Victoria A. Gilbert

--------------------------------------------------------------------------------
1. DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)
   Focal Communications Corporation
--------------------------------------------------------------------------------
1A. SOCIAL SECURITY OR FEDERAL TAX NO.
    36-4167094
--------------------------------------------------------------------------------
1B. MAILING ADDRESS
    200 North LaSalle Street, Suite 800
--------------------------------------------------------------------------------
1C. CITY, STATE
    Chicago, IL
--------------------------------------------------------------------------------
1D. ZIP CODE
    60601
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY)(LAST NAME FIRST--IF AN INDIVIDUAL)

--------------------------------------------------------------------------------
2A. SOCIAL SECURITY OR FEDERAL TAX NO.

--------------------------------------------------------------------------------
2B. MAILING ADDRESS

--------------------------------------------------------------------------------
2C. CITY, STATE

--------------------------------------------------------------------------------
2D. ZIP CODE

--------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)

--------------------------------------------------------------------------------
3A. FEDERAL TAX NUMBER

--------------------------------------------------------------------------------
4. SECURED PARTY

   NAME NTFC Capital Corporation

   MAILING ADDRESS 501 Corporate Centre Drive, Suite 600

   CITY  Franklin          STATE  TN        ZIP CODE  37067
--------------------------------------------------------------------------------
4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.
    62-1105522
--------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)

   NAME

   MAILING ADDRESS

   CITY                     STATE                   ZIP CODE
--------------------------------------------------------------------------------
5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.


--------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   See Exhibit A attached

--------------------------------------------------------------------------------
7. CHECK IF APPLICABLE    [X]
--------------------------------------------------------------------------------
7A. PRODUCTS OF COLLATERAL ARE ALSO COVERED   [  ]
--------------------------------------------------------------------------------
7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(A) ITEM:

    [ ] (1)   [ ] (2)  [ ] (3)   [ ] (4)
--------------------------------------------------------------------------------
8. CHECK IF APPLICABLE  [X]
--------------------------------------------------------------------------------
[X] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S) 9105 (i) (n)

--------------------------------------------------------------------------------
9. /s/ Joseph A Beatty                 Date: 12/30/98
SIGNATURE(S) OF DEBTOR(S)
--------------------------------------------------------------------------------
Focal Communications Corporation
TYPE OR PRINT NAMES OF DEBTOR(S)
--------------------------------------------------------------------------------
SIGNATURE(S) OF SECURED PARTY(IES)

--------------------------------------------------------------------------------
NTFC Capital Corporation
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------
10. THIS SPACE FOR USE OF FILING OFFICER
    (DATE, TIME, FILE NUMBER, FILING OFFICER)
    CODE

    1                             6
    2                             7
    3                             8
    4                             9
    5                             0
--------------------------------------------------------------------------------
11. Return copy to:

    NAME       Robert D. Tuke


    ADDRESS    Tuke Yopp & Sweeney

    CITY       414 Union Street, Suite 1100

    STATE      Nashville, Tennessee

    ZIP CODE   37219
--------------------------------------------------------------------------------
FORM UCC-1
Approved by the Secretary of State
--------------------------------------------------------------------------------
(1) FILING OFFICER COPY

                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:
Focal Communications Corporation
200 North LaSalle Street, Suite 800
Chicago, Il   60601

36-4167094                                                                     1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:


                                                                              1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:



                                                                              1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:
NTFC Capital Corporation
501 Corporate Centre Drive, Suite 600
Franklin, TN  37067

62-1105522                                                                     2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party(ies) name(s) (last name first if individual) and address for security interest information;


                                                                              2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):
[_] The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor", respectively.

[_] The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively

[x] Debtor is a Transmitting Utility.

                                                                               3
--------------------------------------------------------------------------------
                          SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------
This statement is filed with only the Secured Party's signature to perfect security interest in collateral (check applicable box(es))-

a. [_] acquired after a change of name, identity or corporate structure of the debtor.

b. [_] as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- [_] when the collateral was moved to this county.
      [_] when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- [_] when the collateral was moved to Pennsylvania.
      [_] when the Debtor's location was moved to Pennsylvania.

e. [_] which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).

                          Secured Party Signature(s)
                 (required only if box(es) is checked above):

NTFC Capital Corporation
---------------------------
---------------------------
---------------------------                                                    4
--------------------------------------------------------------------------------
                              FINANCING STATEMENT
                      Uniform Commercial Code Form UCC-1
            IMPORTANT - Please read instructions before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):   Date, Time, Filing office (stamped by
                                                               filing officer):



                                                                               5
--------------------------------------------------------------------------------
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):
[x] Secretary of the Commonwealth
[_] Prothonotary of _________________________ county.
[_] real estate records of __________________ county.
                                                                               6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any):                                          7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters):                          8
--------------------------------------------------------------------------------
                                  COLLATERAL
--------------------------------------------------------------------------------
  Identify collateral by item and/or type:
See Exhibit A attached




[_] (check only if desired) Products of the collateral are also covered.       9
--------------------------------------------------------------------------------
Identify related real estate, if applicable: The collateral is, or includes (check appropriate box(es))-
a. [_] crops growing or to be grown on -
b. [_] goods which are or are to become fixtures on -
c. [_] minerals or the like (including oil and gas) as extracted on -
d. [_] accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on -

the following real estate:
Street Address:
Described at: Book___of (check one) [_] Deeds [_] Mortages, at Page(s)_____
for _________________ County. Uniform Parcel Identifer ____________________
[_] Described on Additional Sheet.
Name of record owner (required only if no Debtor has an interest of record):
                                                                              10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------
Debtor Signature(s):

1   Focal Communications Corporation
--------------------------------------------------------------------------------
1a  /s/ Joseph A. Beatty
--------------------------------------------------------------------------------
1b                                                                            11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

Robert D. Tuke
Tuke Yopp & Sweeney
414 Union Street, Suite 1100
Nashville, Tennessee  37219
                                                                              12
--------------------------------------------------------------------------------

UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

                                                            DISTRICT OF COLUMBIA

INSTRUCTIONS

1. Remove Secured Party and Debtor copies and send other 3 copies to the filing officer. Enclose filing fee.

2. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.

3. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.

4. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by a completed but unsigned set of these forms, without extra fee.

5. At the time of original filing, filing officer should return third copy as an acknowledgement. At a later time, secured party may date and sign Termination Legend and use third copy as a Termination Statement.

                                   cut here
--------------------------------------------------------------------------------
This FINANCING STATEMENT is filed presented to a filing officer for filing pursuant to the Uniform Commercial Code
--------------------------------------------------------------------------------
1 Debtor(s) (Last Name First) and address(es)
  Focal Communications Corporation
  200 North LaSalle Street, Suite 800
  Chicago, IL 60601

                          36-4167094
--------------------------------------------------------------------------------
2 Secured Party(ies) and address(es)
  NTFC Capital Corporation
  501 Corporate Centre Drive, Suite 600
  Franklin, Tn 37067

                          62-1105522
--------------------------------------------------------------------------------
3 Maturity date (if any):
  For Filing Officer (Date, Time, Number, and Filing Office)




--------------------------------------------------------------------------------
4 This financing statement covers the following types (or items) or property:
       See Exhibit A attached




--------------------------------------------------------------------------------
5 Assignee(s) of Secured Party and Address(es)




--------------------------------------------------------------------------------
Check [x] if covered:
[x] Proceeds of Collateral are also covered
[_] Products of Collateral are also covered.
No. of additional sheets presented:
--------------------------------------------------------------------------------

Filed with : Recorder of Deeds of the District of Columbia
 ................................................................................
--------------------------------------------------------------------------------

Focal Communications Corporation       NTFC Capital Corporation
 ................................       .........................................
    /s/Joseph A. Beatty
By:.............................       By:......................................
      Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

FILING OFFICER COPY - ALPHABETICAL

STANDARD FORM --- UNIFORM COMMERCIAL CODE --- FORM UCC-1
--------------------------------------------------------------------------------
                                   cut here

This UCC-1 FINANCING STATEMENT is presented for filing pursuant to the WASHINGTON UNIFORM COMMERCIAL CODE, chapter 62A.9 RCW, to perfect a security interest in the below named collateral.
                               PLEASE TYPE FORM              Filing fee: $12.00.
--------------------------------------------------------------------------------
1.   DEBTOR(S)                                                        36-4167094
[_]  PERSONAL (last, first, middle name and address)
[X]  BUSINESS (legal business name and address)
FOCAL COMMUNICATIONS CORPORATION
200 NORTH LASALLE STREET, SUITE 800
CHICAGO, IL 60601

TRADE NAME, DBA, AKA:
--------------------------------------------------------------------------------
2.   FOR OFFICE USE ONLY - DO NOT WRITE IN THIS BOX

--------------------------------------------------------------------------------
3.   SECURED PARTY(IES) (name and address)                            62-1105522
          NTFC CAPITAL CORPORATION
          501 CORPORATE CENTRE DRIVE, SUITE 600
          FRANKLIN, TN 37067

--------------------------------------------------------------------------------
4.   ASSIGNEE(S) of SECURED PARTY(IES) if applicable
     (name and address)

--------------------------------------------------------------------------------
5.   SECURED PARTY CONTACT PERSON:  ROBERT D. TUKE         Phone: (615) 313-3320
--------------------------------------------------------------------------------
6. CHECK ONLY IF APPLICABLE: (For definitions of TRANSMITTING UTILITY AND PRODUCTS OF COLLATERAL, see instructions.)
     [X] Debtor is a Transmitting Utility
     [_] Products of collateral are also covered
--------------------------------------------------------------------------------
7. THIS FINANCING STATEMENT covers the following collateral: (Attach additional 8-1/2" x 11" sheet(s) if needed.)
SEE EXHIBIT A ATTACHED

--------------------------------------------------------------------------------
8.   RETURN ACKNOWLEDGMENT COPY TO: (name and address)

          ROBERT D. TUKE
          TUKE YOPP & SWEENEY
          414 UNION STREET, SUITE 1100
          NASHVILLE, TENNESSEE  37219

--------------------------------------------------------------------------------
9.   FILE WITH:
          UNIFORM COMMERCIAL CODE
          DEPARTMENT OF LICENSING
          P.O. BOX 9660
          OLYMPIA, WA 98507-9660
          (206) 753-2523

          MAKE CHECKS PAYABLE TO THE
          DEPARTMENT OF LICENSING

--------------------------------------------------------------------------------
10.  FOR OFFICE USE ONLY    IMAGES TO
                            BE FILMED  [__]
--------------------------------------------------------------------------------
11. If collateral is described below, this statement may be signed by the Secured Party instead of the debtor. Please check the appropriate box, complete the adjacent lines and box 13, if collateral is:

     a. [_] already subject to a security in another jurisdiction when it was brought into this state or when the debtor's location was changed to this state. (complete adjacent lines 1 and 2)

     b. [_] proceeds of the original collateral described above in which a security interest was perfected. (complete adjacent lines 1 and 2)

     c. [_] listed on a filing which has lapsed. (complete adjacent lines
            1 and 2)

     d. [_] acquired after a change of name, identity, or corporate structure of the debtor(s). (complete adjacent lines 1, 2 and 3)

        1.
           -----------------------------------------
                   ORIGINAL FILING NUMBER

        2.
           -----------------------------------------
                   FILING OFFICE WHERE FILED

        3.
           -----------------------------------------
                   FORMER NAME OR DEBTOR(S)

--------------------------------------------------------------------------------
12.  DEBTOR NAME(S) AND SIGNATURE(S):

     FOCAL COMMUNICATIONS CORPORATION
     ------------------------------------------------------
     TYPE NAME(S) OF DEBTOR(S) AS IT APPEARS IN BOX 1

     /s/ Joseph A. Beatlz
     ------------------------------------------------------
     SIGNATURE(S) OF DEBTOR(S)

     ------------------------------------------------------
     SIGNATURE(S) OF DEBTOR(S)

--------------------------------------------------------------------------------
13. SECURED PARTY NAME(S) AND SIGNATURE(S) ARE REQUIRED IF BOX 11 HAS BEEN COMPLETED.

     NTFC CAPITAL CORPORATION
     ----------------------------------------------------------------
     TYPE NAME(S) OF SECURED PARTY(ES) AS IT APPEARS IN BOX 3 OR 4.

     ----------------------------------------------------------------
     SIGNATURE(S) OF SECURED PARTY(ES)

     ----------------------------------------------------------------
     SIGNATURE(S) OF SECURED PARTY(ES)

--------------------------------------------------------------------------------
           FORM APPROVED FOR USE IN THE STATE OF WASHINGTON (R/7/93)
                               WASHINGTON UCC-1
COPY 1 - FILING OFFICER - INDEX                                      LASER PRINT

--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented for filing (Please Type All Information) pursuant to the Michigan Uniform Commercial Code.
--------------------------------------------------------------------------------
Debtor(s) (Last Name First, if individual) & Address(es) Soc. Security/Tax ID# FOCAL COMMUNICATIONS CORPORATION
                                                               36-4167094

--------------------------------------------------------   ---------------------
Address
 200 NORTH LASALLE STREET, SUITE 800
--------------------------------------------------------   -----------------
City                                           State                Zip Code
  CHICAGO                                       IL              60601
--------------------------------------------------------   -----------------
Debtor(s) (Last Name First, if individual) & Address(es)
                                                           -----------------

--------------------------------------------------------   -----------------
Address

--------------------------------------------------------   -----------------
City                                           State                Zip Code

--------------------------------------------------------------------------------
               FOR FILING OFFICER

     (Date, Time, Number, and Filing Officer)
----------------------------------------------------
            DO NOT WRITE IN THIS SPACE







----------------------------------------------------

2. If filing without debtor signature.
Item a, b, c, or d must be marked         [X].
a. [ ] Collateral was already subject to the security interest in another state when it was brought into Michigan, or when the Debtor's location changed to Michigan;
b. [ ] Collateral is proceeds of the original collateral in which a security interest was perfected;
c. [ ]  A previous filing covering the collateral has lapsed.
(Prev. Filing #                                                               ).
d. [ ] The filing covers collateral acquired after a change of name identity, or corporate structure of Debtor (MCLA 440.9402(2) & (7))
FROM:
     --------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Prev. Filing #                                                               ).

-------------------------------------------------------------------------------
3. Secured Party(ies) and Address(es)                          Secured Party #

                                                              -----------------
NTFC CAPITAL CORPORATION
501 CORPORATION CENTRE DRIVE, SUITE 600
FRANKLIN, TN 37067



                        62-1105522
-------------------------------------------------------------------------------
4. MAIL ACKNOWLEDGEMENT COPY TO:

ROBERT D. TUKE
TUKE YOPP & SWEENEY
414 UNION STREET, SUITE 1100
NASHVILLE, TENNESSEE  37219




-------------------------------------------------------------------------------
5. No. of Add's Sheets                          6. State Account No.

-------------------------------------------------------------------------------
7. (Mark [X] if applicable):

   [ ]  Products of collateral are also covered.

   [X}  The debtor is a transmitting utility as defined in MCLA 440.9105 (1)(o).
-------------------------------------------------------------------------------
8. Assignee(es) (if any) and Address(es)                    Secured Party #

                                                           --------------------





-------------------------------------------------------------------------------
9. This financing statement covers the following types (or items) or property:
   SEE EXHIBIT A ATTACHED








-------------------------------------------------------------------------------
FOCAL COMMUNICATIONS CORPORATION             NTFC CAPITAL CORPORATION



X  /s/ Joseph A. Beatty                  X
--------------------------------------   --------------------------------------
Signature(s) of Debtor(s)                Signature(s) of Secured Party(ies) or
                                         Assignee(s) of Record


X                                        X
--------------------------------------   --------------------------------------
Signature(s) of Debtor(s)                Signature(s) of Secured Party(ies) or
                                         Assignee(s) of Record


IF YOU WISH THE ACKNOWLEDGEMENT COPY TO BE MAILED TO AN ADDRESS OTHER THAN THE SECURED PARTY SHOWN IN ITEM 3, PROVIDE COMPLETE MAILING INFORMATION IN ITEM 4.

                            SECRETARY OF STATE COPY

                               STATE OF ILLINOIS
          UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1


INSTRUCTIONS
1. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer. Enclose filing fee

2. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statements. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.

                                   cut here
--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
Debtor(s) (Last Name First) and address(es)   Secured Party(ies) and address(es)
 Focal Communications                         NTFC Capital Corporation
 Corporation                                  501 Corporate Centre Drive,
 200 North LaSalle Street,                    Suite 600
 Suite 800                                    Franklin, TN 37067
 Chicago, IL 60601

                 36-4167094                                  62-1105522
--------------------------------------------------------------------------------
                              For Filing Officer
                    (Date, Time, Number, and Filing Office)






--------------------------------------------------------------------------------
1. This financing statement covers the following types (or items) of property:
 See Exhibit A attached









2 [ ] Products of Collateral are also covered.  [X] Proceeds of Collateral are also covered.
--------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY




-----------------------------------
       Addition sheets presented.
------
  X    Filed with Office of Secretary of State of Illinois
------
  X    Debtor is a transmitting utility as defined in UCC (S)9-105.
------

FILING OFFICER-ALPHABETICAL

    This form of financing statement is approved by the Secretary of State. STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1 - REV. 1-75
--------------------------------------------------------------------------------
Focal Communications Corporation

By: /s/ Joseph A. Beatty
   -----------------------------------------------
          Signature of (Debtor)
                                  (Secured Party)*

    * Signature of Debtor Required in Most Cases:
      Signature of Secured Party in Cases Covered by UCC (S)9-402 (2)
--------------------------------------------------------------------------------
                                   cut here

                                    PARTIES
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:
Focal Communications Corporation of Pennsylvania
701 Market Street
Philadelphia, PA  19106

36-4187401                                                                  1
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:




                                                                             1a
--------------------------------------------------------------------------------
Debtor name (last name first if individual) and mailing address:




                                                                             1b
--------------------------------------------------------------------------------
Secured Party(ies) name(s) (last name first if individual) and address for security interest information:
NTFC Capital Corporation
501 Corporate Centre Drive, Suite 600
Franklin, TN 37067

62-1105522                                                                   2
--------------------------------------------------------------------------------
Assignee(s) of Secured Party(ies) name(s) (last name first if individual) and address for security interest information:




                                                                             2a
--------------------------------------------------------------------------------
Special Types of Parties (check if applicable):
[_] The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor", respectively.

[_] The terms "Debtor" and "Secured Party" mean "Consignee" and "Consignor," respectively.

[X] Debtor is a Transmitting Utility.
                                                                             3
--------------------------------------------------------------------------------
                          SECURED PARTY SIGNATURE(S)
--------------------------------------------------------------------------------

This statement is filed with only the Secured Party's signature to perfect a security interest in collateral (check applicable box(es))-

a. [_] acquired after a change of name, identity or corporate structure of the debtor.

b. [_] as to which the filing has lapsed.

c. already subject to a security interest in another county in Pennsylvania- [_] when the collateral was moved to this county.
       [_] when the Debtor's residence or place of business was moved to this county.

d. already subject to a security interest in another jurisdiction- [_] when the collateral was moved to Pennsylvania.
       [_] when the Debtor's location was moved to Pennsylvania.

e. [_] which is proceeds of the collateral described in block 9, in which a security interest was previously perfected (also describe proceeds in block 9, if purchased with cash proceeds and not adequately described on the original financing statement).




                          Secured Party Signature(s)
                 (required only if box(es) is checked above):


NTFC Capital Corporation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             4
--------------------------------------------------------------------------------
STANDARD FORM - FORM UCC-1 (7-89)
Approved by Secretary of Commonwealth of Pennsylvania



                              FINANCING STATEMENT
                      Uniform Commercial Code Form UCC-1
            IMPORTANT - Please read instructions before completing
--------------------------------------------------------------------------------
Filing No. (stamped by filing officer):     Date, Time, Filing Office (stamped
                                            by filing officer):




                                                                             5
--------------------------------------------------------------------------------

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code, and is to be filed with the (check applicable box):

[X] Secretary of the Commonwealth

[_] Prothonotary of                                                      County.
                   ------------------------------------------------------

[_] real estate records of                                               County.
                          -----------------------------------------------
                                                                             6
--------------------------------------------------------------------------------
Number of Additional Sheets (if any):                                        7
--------------------------------------------------------------------------------
Optional Special Identification (Max. 10 characters):                        8
--------------------------------------------------------------------------------
                                  COLLATERAL
--------------------------------------------------------------------------------
Identify collateral by item and/or type:
See Exhibit A attached









[_] (check only if desired) Products of the collateral are also covered.     9
--------------------------------------------------------------------------------
Identify related real estate, if applicable: The collateral is, or includes (check appropriate box(es))-

a. [_] crops growing or to be grown on -

b. [_] goods which are or are to become fixtures on -

c. [_] minerals or the like (including oil and gas) as extracted on -

d. [_] accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead or minehead on -

the following real estate:

Street Address:

Described at: Book      of (check one) [_] Deeds [_] Mortgages, at Page(s)
                  ------                                                  ------
for                        County. Uniform Parcel Identifier
   ------------------------                                ---------------------
[_] Described on Additional Sheet.
Name of record owner (required only if no Debtor has an interest of record):
                                                                             10
--------------------------------------------------------------------------------
                              DEBTOR SIGNATURE(S)
--------------------------------------------------------------------------------
Debtor Signature(s):


1    Focal Communications Corporation of Pennsylvania
--------------------------------------------------------------------------------

1a   Joseph A. Beatty
--------------------------------------------------------------------------------

1b                                                                           11
--------------------------------------------------------------------------------
RETURN RECEIPT TO:

  Robert D. Tuke
  Tuke Yopp & Sweeney
  414 Union Street, Suite 1100
  Nashville, Tennessee 37219




                                                                             12
--------------------------------------------------------------------------------
   FILING OFFICE ORIGINAL
NOTE - This page will not be returned by the Department of State.

--------------------------------------------------------------------------------
1. DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)
   Focal Communications Corporation of California
--------------------------------------------------------------------------------
1A. SOCIAL SECURITY OR FEDERAL TAX NO.
    36-4128832
--------------------------------------------------------------------------------
1B. MAILING ADDRESS
    650 Townsend, Suite 2119A
--------------------------------------------------------------------------------
1C. CITY, STATE
    San Francisco, CA
--------------------------------------------------------------------------------
1D. ZIP CODE
    94103
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY)(LAST NAME FIRST--IF AN INDIVIDUAL)

--------------------------------------------------------------------------------
2A. SOCIAL SECURITY OR FEDERAL TAX NO.

--------------------------------------------------------------------------------
2B. MAILING ADDRESS

--------------------------------------------------------------------------------
2C. CITY, STATE

--------------------------------------------------------------------------------
2D. ZIP CODE

--------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)

--------------------------------------------------------------------------------
3A. FEDERAL TAX NUMBER

--------------------------------------------------------------------------------
4. SECURED PARTY

   NAME NTFC Capital Corporation

   MAILING ADDRESS 501 Corporate Centre Drive, Suite 600

   CITY  Franklin          STATE  TN        ZIP CODE  37067
--------------------------------------------------------------------------------
4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.
    62-1105522
--------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)

   NAME

   MAILING ADDRESS

   CITY                     STATE                   ZIP CODE
--------------------------------------------------------------------------------
5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.


--------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   See Exhibit A attached

--------------------------------------------------------------------------------
7. CHECK IF APPLICABLE    [X]
--------------------------------------------------------------------------------
7A. PRODUCTS OF COLLATERAL ARE ALSO COVERED   [  ]
--------------------------------------------------------------------------------
7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(A) ITEM:

    [ ] (1)   [ ] (2)  [ ] (3)   [ ] (4)
--------------------------------------------------------------------------------
8. CHECK IF APPLICABLE  [X]
--------------------------------------------------------------------------------
[X] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S) 9105 (i) (n)

--------------------------------------------------------------------------------
9. /s/ Joseph A Beatty                 Date: 12/30/98
SIGNATURE(S) OF DEBTOR(S)
--------------------------------------------------------------------------------
Focal Communications Corporation of California
TYPE OR PRINT NAMES OF DEBTOR(S)
--------------------------------------------------------------------------------
SIGNATURE(S) OF SECURED PARTY(IES)

--------------------------------------------------------------------------------
NTFC Capital Corporation
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------
10. THIS SPACE FOR USE OF FILING OFFICER
    (DATE, TIME, FILE NUMBER, FILING OFFICER)
    CODE

    1                             6
    2                             7
    3                             8
    4                             9
    5                             0
--------------------------------------------------------------------------------
11. Return copy to:

    NAME       Robert D. Tuke


    ADDRESS    Tuke Yopp & Sweeney

    CITY       414 Union Street, Suite 1100

    STATE      Nashville, Tennessee

    ZIP CODE   37219
--------------------------------------------------------------------------------
FORM UCC-1
Approved by the Secretary of State
--------------------------------------------------------------------------------
(1) FILING OFFICER COPY

--------------------------------------------------------------------------------
1. DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)
   Focal Communications Corporation of California
--------------------------------------------------------------------------------
1A. SOCIAL SECURITY OR FEDERAL TAX NO.
    36-4128832
--------------------------------------------------------------------------------
1B. MAILING ADDRESS
    1200 West 7th Street #L2-250
--------------------------------------------------------------------------------
1C. CITY, STATE
    Los Angeles, CA
--------------------------------------------------------------------------------
1D. ZIP CODE
    90017
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY)(LAST NAME FIRST--IF AN INDIVIDUAL)

--------------------------------------------------------------------------------
2A. SOCIAL SECURITY OR FEDERAL TAX NO.

--------------------------------------------------------------------------------
2B. MAILING ADDRESS

--------------------------------------------------------------------------------
2C. CITY, STATE

--------------------------------------------------------------------------------
2D. ZIP CODE

--------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)

--------------------------------------------------------------------------------
3A. FEDERAL TAX NUMBER

--------------------------------------------------------------------------------
4. SECURED PARTY

   NAME NTFC Capital Corporation

   MAILING ADDRESS 501 Corporate Centre Drive, Suite 600

   CITY  Franklin          STATE  TN        ZIP CODE  37067
--------------------------------------------------------------------------------
4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.
    62-1105522
--------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)

   NAME

   MAILING ADDRESS

   CITY                     STATE                   ZIP CODE
--------------------------------------------------------------------------------
5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.


--------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   See Exhibit A attached

--------------------------------------------------------------------------------
7. CHECK IF APPLICABLE    [X]
--------------------------------------------------------------------------------
7A. PRODUCTS OF COLLATERAL ARE ALSO COVERED   [  ]
--------------------------------------------------------------------------------
7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(A) ITEM:

    [ ] (1)   [ ] (2)  [ ] (3)   [ ] (4)
--------------------------------------------------------------------------------
8. CHECK IF APPLICABLE  [X]
--------------------------------------------------------------------------------
[X] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S) 9105 (i) (n)

--------------------------------------------------------------------------------
9. /s/ Joseph A Beatty                 Date: 12/30/98
SIGNATURE(S) OF DEBTOR(S)
--------------------------------------------------------------------------------
Focal Communications Corporation of California
TYPE OR PRINT NAMES OF DEBTOR(S)
--------------------------------------------------------------------------------
SIGNATURE(S) OF SECURED PARTY(IES)

--------------------------------------------------------------------------------
NTFC Capital Corporation
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------
10. THIS SPACE FOR USE OF FILING OFFICER
    (DATE, TIME, FILE NUMBER, FILING OFFICER)
    CODE

    1                             6
    2                             7
    3                             8
    4                             9
    5                             0
--------------------------------------------------------------------------------
11. Return copy to:

    NAME       Robert D. Tuke


    ADDRESS    Tuke Yopp & Sweeney

    CITY       414 Union Street, Suite 1100

    STATE      Nashville, Tennessee

    ZIP CODE   37219
--------------------------------------------------------------------------------
FORM UCC-1
Approved by the Secretary of State
--------------------------------------------------------------------------------
(1) FILING OFFICER COPY

UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

                                                            DISTRICT OF COLUMBIA

INSTRUCTIONS

1. Remove Secured Party and Debtor copies and send other 3 copies to the filing officer. Enclose filing fee.

2. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.

3. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.

4. When a copy of the security agreement is used as a financing statement, it is requested that it be accompanied by a completed but unsigned set of these forms, without extra fee.

5. At the time of original filing, filing officer should return third copy as an acknowledgement. At a later time, secured party may date and sign Termination Legend and use third copy as a Termination Statement.

                                   cut here
--------------------------------------------------------------------------------
This FINANCING STATEMENT is filed presented to a filing officer for filing pursuant to the Uniform Commercial Code
--------------------------------------------------------------------------------
1 Debtor(s) (Last Name First) and address(es)
  Focal Communications Corporation of the Mid-Atlantic
  1120 Vermont Avenue, Terrace Level
  Washington, DC  20005

                          36-4197370
--------------------------------------------------------------------------------
2 Secured Party(ies) and address(es)
  NTFC Capital Corporation
  501 Corporate Centre Drive, Suite 600
  Franklin, Tn 37067

                          62-1105522
--------------------------------------------------------------------------------
3 Maturity date (if any):
  For Filing Officer (Date, Time, Number, and Filing Office)




--------------------------------------------------------------------------------
4 This financing statement covers the following types (or items) or property:
       See Exhibit A attached




--------------------------------------------------------------------------------
5 Assignee(s) of Secured Party and Address(es)




--------------------------------------------------------------------------------
Check [x] if covered:
[x] Proceeds of Collateral are also covered
[_] Products of Collateral are also covered.
No. of additional sheets presented:
--------------------------------------------------------------------------------

Filed with : Recorder of Deeds of the District of Columbia
 ................................................................................
--------------------------------------------------------------------------------

                                       NTFC Capital Corporation
 ................................       .........................................
   /s/ Joseph A. Beatty
By:.............................       By:......................................
      Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

FILING OFFICER COPY - ALPHABETICAL

STANDARD FORM --- UNIFORM COMMERCIAL CODE --- FORM UCC-1
--------------------------------------------------------------------------------
                                   cut here

--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented for filing
pursuant to the Michigan Uniform Commercial Code.  (Please Type All Information)
--------------------------------------------------------------------------------
Debitor(s) (Last Name First, if individual) & Address(es)      Soc. Security #
                                                               / Tax ID #
FOCAL COMMUNICATIONS CORPORATION OF MICHIGAN
                                                               36-4203095
                                                               -----------------

------------------------------------------------------------   -----------------
Address
 23800 West Ten Mile Road, The Vanguard Center
------------------------------------------------------------   -----------------
City                                   State        Zip Code
 Southfield                              MI           48034
------------------------------------------------------------   -----------------
Debtor(s) (Last Name First, if individual) & Address(es)
                                                               -----------------

------------------------------------------------------------   -----------------
Address

------------------------------------------------------------   -----------------
City                                   State        Zip Code

--------------------------------------------------------------------------------
               FOR FILING OFFICER

     (Date, Time, Number, and Filing Officer)
----------------------------------------------------
            DO NOT WRITE IN THIS SPACE







----------------------------------------------------

2. If filing without debtor signature,
item a, b, c, or d must be marked      [X].
a. [ ] Collateral was already subject to the security interest in another state when it was brought into Michigan, or when the Debtor's location changed to Michigan;
b. [ ] Collateral is proceeds of the original collateral in which a security interest was perfected;
c. [ ]  A previous filing covering the collateral has lapsed.
(Prev. Filing #                                                               );
d. [ ] The filing covers collateral acquired after a change of name identity, or corporate structure of Debtor (MCLA 440.9402(2) & (7))
FROM:
     --------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Prev. Filing #                                                               ).

-------------------------------------------------------------------------------
3. Secured Party(ies) and Address(es)                          Secured Party #

                                                              -----------------
NTFC CAPITAL CORPORATION
501 CORPORATE CENTRE DRIVE, SUITE 600
FRANKLIN, TN 37067



                        62-1105522
-------------------------------------------------------------------------------
4. MAIL ACKNOWLEDGEMENT COPY TO:

ROBERT D. TUKE
TUKE YOPP & SWEENEY
414 UNION STREET, SUITE 1100
NASHVILLE, TENNESSEE  37219




-------------------------------------------------------------------------------
5. No. of Add'l Sheets                          6. State Account No.

-------------------------------------------------------------------------------
7. (Mark [X] if applicable):

   [ ]  Products of collateral are also covered.

   [X}  The debtor is a transmitting utility as defined in MCLA 440.9105 (1)(o).
-------------------------------------------------------------------------------
8. Assignee(es) (if any) and Address(es)                    Secured Party #

                                                           --------------------





-------------------------------------------------------------------------------
9. This financing statement covers the following types (or items) of property:
   SEE EXHIBIT A ATTACHED








-------------------------------------------------------------------------------
FOCAL COMMUNICATIONS CORPORATION             NTFC CAPITAL CORPORATION
OF MICHIGAN


X  /s/ Joseph A. Beatty                      X
--------------------------------------       ----------------------------------
Signature(s) of Debtor(s)                    Signature(s) of Secured Party(ies)
                                              or Assignee(s) of Record

X                                            X
--------------------------------------       ----------------------------------
Signature(s) of Debtor(s)                    Signature(s) of Secured Party(ies)
                                              or Assignee(s) of Record

IF YOU WISH THE ACKNOWLEDGEMENT COPY TO BE MAILED TO AN ADDRESS OTHER THAN THE SECURED PARTY SHOWN IN ITEM 3, PROVIDE COMPLETE MAILING INFORMATION IN ITEM 4.

                            SECRETARY OF STATE COPY

The UCC-1 FINANCING STATEMENT is presented for filing pursuant to the WASHINGTON UNIFORM COMMERCIAL CODE, chapter 62A.9 RCW, to perfect a security interest in
the below named collateral.        PLEASE TYPE FORM          Filing fee: $12.00.
--------------------------------------------------------------------------------
1.  DEBTOR(S)                                            36-4202514
[ ] PERSONAL (last, first, middle name and address)
[X] BUSINESS (legal business name and address)
FOCAL COMMUNICATIONS CORPORATION
OF WASHINGTON
1511 6TH AVENUE, 2ND FLOOR
SEATTLE, WA 98101



TRADE NAME, DBA, AKA:
--------------------------------------------------------------------------------
2.  FOR OFFICE USE ONLY - DO NOT WRITE IN THIS BOX







--------------------------------------------------------------------------------
3.  SECURED PARTY(IES) (name and address)                    62-1105522

       [ NTFC CAPITAL CORPORATION                                       ]
         501 CORPORATE CENTRE DRIVE, SUITE 600
         FRANKLIN, TN 37067



       [                                                                ]
--------------------------------------------------------------------------------
4.  ASSIGNEE(S) of SECURED PARTY(IES) if applicable
    (name and address)






--------------------------------------------------------------------------------
5.  SECURED PARTY CONTACT PERSON: ROBERT D. TUKE          Phone: (615) 313-3320
                                  -----------------------        ---------------
--------------------------------------------------------------------------------
6. CHECK ONLY IF APPLICABLE: (For definitions of TRANSMITTING UTILITY AND PRODUCTS OF COLLATERAL, see instructions.)
    [X] Debtor is a Transmitting Utility       [ ] Products of collateral are
                                                   also covered
--------------------------------------------------------------------------------
7. THIS FINANCING STATEMENT covers the following collateral: (Attach additional 8-1/2" x 11" sheet(s) if needed.)
SEE EXHIBIT A ATTACHED






--------------------------------------------------------------------------------
8.  RETURN ACKNOWLEDGEMENT COPY TO: (name and address)

       [ ROBERT D. TUKE                                    ]
         TUKE YOPP & SWEENEY
         414 UNION STREET, SUITE 1100
         NASHVILLE, TENNESSEE  37219


       [                                                   ]
--------------------------------------------------------------------------------
9.  FILE WITH:

      UNIFORM COMMERCIAL CODE
      DEPARTMENT OF LICENSING
      P.O. BOX 9660
      OLYMPIA, WA 98507-9660
      (206) 753-2523

    MAKE CHECKS PAYABLE TO THE
    DEPARTMENT OF LICENSING
--------------------------------------------------------------------------------
10. FOR OFFICE USE ONLY          IMAGES TO  [      ]
                                 BE FILMED
--------------------------------------------------------------------------------
11. If collateral is described below, this statement may be signed by the Secured Party instead of the Debtors. Please check the appropriate box, complete the adjacent lines and box 13, if collateral is:

     a. [ ] already subject to a security interest in another jurisdiction when it was brought into this state or when the debtor's location was changed to this state. (complete adjacent lines 1 and 2)

     b. [ ] proceeds of the original collateral described above in which a security interest was perfected. (complete adjacent lines 1 and 2)

     c. [ ] listed on a filing which has lapsed. (complete adjacent lines 1 and
            2)

     d. [ ] acquired after a change of name, identity, or corporate structure of the debtor(s). (Complete adjacent lines 1, 2 and 3)

        1.
           -----------------------------------------
                   ORIGINAL FILING NUMBER

        2.
           -----------------------------------------
                   FILING OFFICE WHERE FILED

        3.
           -----------------------------------------
                   FORMER NAME OR DEBTOR(S)

--------------------------------------------------------------------------------
12.  DEBTOR NAME(S) AND SIGNATURE(S):


     FOCAL COMMUNICATIONS CORPORATION OF WASHINGTON
     ------------------------------------------------------
     TYPE NAME(S) OF DEBTOR(S) AS IT APPEARS IN BOX 1

     /s/ Joseph A. Beatlz
     ------------------------------------------------------
     SIGNATURE(S) OF DEBTOR(S)

     ------------------------------------------------------
     SIGNATURE(S) OF DEBTOR(S)

--------------------------------------------------------------------------------
13. SECURED PARTY NAME(S) AND SIGNATURE(S) ARE REQUIRED IF BOX 11 HAS BEEN COMPLETED.

     NTFC CAPITAL CORPORATION
     ----------------------------------------------------------------
     TYPE NAME(S) OF SECURED PARTY(IES) AS IT APPEARS IN BOX 3 OR 4.

     ----------------------------------------------------------------
     SIGNATURE(S) OF SECURED PARTY(IES)

     ----------------------------------------------------------------
     SIGNATURE(S) OF SECURED PARTY(IES)

--------------------------------------------------------------------------------
           FORM APPROVED FOR USE IN THE STATE OF WASHINGTON (R/7/93)
                               WASHINGTON UCC-1
    COPY 1 - FILING OFFICER - INDEX                                  LASER PRINT

                                                                       EXHIBIT G
                                                                       ---------


                             UNCONDITIONAL GUARANTY

     THIS UNCONDITIONAL GUARANTY ("Guaranty") is executed this ___ day of _______________, 19__ by ______________________________________________, a
    ___________________ corporation ("Guarantor"), in favor of NTFC CAPITAL CORPORATION, a Delaware corporation with its principal offices in Nashville,
                             Tennessee ("Lender").

                                  BACKGROUND:

     A. Guarantor desires to induce Lender to extend credit to FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation ("Borrower").

     B. Lender is willing to extend certain credit to Borrower, subject to the terms and conditions set forth in the Loan and Security Agreement executed by and between Lender and Borrower dated as of December 30, 1998 (as amended, modified, supplemented or replaced from time to time, the "Loan Agreement") and related instruments, agreements and documents executed by and between Borrower and Lender (as amended, modified, supplemented or replaced from time to time, the "Loan Documents").

     C. One of the conditions of the Loan Agreement is that Guarantor must unconditionally guarantee the obligations of Borrower to Lender. Without this Guaranty, Lender would not be willing to extend credit to Borrower.

     D. Guarantor and Borrower are related entities, and Guarantor expects to increase its business through the use of the System to be constructed by Borrower with the proceeds of the loans to be made pursuant to the Loan Agreement. Guarantor will receive significant direct and indirect benefit from Lender's extension of credit to Borrower.

     NOW, THEREFORE, in order to induce Lender to extend credit to Borrower and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                             ARTICLE I: DEFINITIONS

     1.01 Definitions in Loan Agreement. Capitalized terms used in this Guaranty without definition shall have the same meaning as in the Loan Agreement, unless the context requires otherwise.

     1.02 Certain Definitions. In addition to other words and terms defined in the preamble hereof or elsewhere in this Agreement, or on the Schedules hereto, the following words and terms shall have the following meanings unless the context otherwise clearly requires:

          "Borrower": Focal Communications Corporation, a Delaware corporation, and its successors and assigns, and includes, without limitation: (i) the Borrower as debtor-in-possession or any trustee in any bankruptcy proceeding, (ii) any trustee, receiver, custodian, conservator, or other similar appointee over Borrower or over any of Borrower's Property pursuant to any court proceeding of any kind, and (iii) any successor Person.

          "Collateral": all of the properties, rights and assets securing the Indebtedness at any time, including without limitation the "Collateral" as defined in the Loan Agreement.

          "Guarantor": As defined in the Preamble and its successors and assigns, and shall include without limitation: (i) the Guarantor as debtor-in-possession or any trustee in any bankruptcy proceeding, (ii) any trustee, receiver, custodian, conservator or other similar appointee over Guarantor or over Guarantor's Property pursuant to any court proceeding of any kind, and (iii) any successor Person.

          "Indebtedness": any and all indebtedness and obligations of any kind and character whatsoever of Borrower to Lender under and in connnection with the Loan Agreement and any and all extensions, renewals and replacements of such indebtedness, whether such indebtedness is:

               (i) for principal, interest, fees, costs, expenses or otherwise;

               (ii)   presently existing or hereafter incurred or arising;

               (iii) from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred;

               (iv) foreseen or unforeseen, direct or indirect, absolute or contingent, primary or secondary, secured or unsecured, matured or unmatured, of the same class or type or of different classes or types;

               (v) created by or arising under contract, tort, guaranty, overdraft, recovery of avoided payments or otherwise;

               (vi) contracted for by Borrower alone or jointly and severally with another or others;

               (vii) incurred by Borrower prior to, during, or after any filing by Borrower or against Borrower of any petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor, or other relief under bankruptcy, insolvency, or similar laws now or hereafter in affect in the United States of America or any state or territory thereof or any foreign jurisdiction, and notwithstanding Borrower's legal status as a debtor or a debtor-in-possession or Borrower's discharge in any such proceeding;

               (viii) created or incurred with or without notice to Guarantor; and/or

               (ix) created by an original obligation of Borrower to Lender or arises under Lender's purchase of an obligation of Borrower.

     The Indebtedness includes without limitation all indebtedness and obligations evidenced by or arising under that certain Promissory Note of even date herewith executed by Borrower in favor of Lender, in the principal amount of $25,000,0000.00, and any and all extensions, renewals, amendments, modifications, replacements, substitutions and changes in form thereof and therefor (the "Note"), the Loan Agreement, and/or the other Loan Documents, and any fees, expenses, or costs including attorneys' fees incurred by Lender in attempting to collect any of such indebtedness, whether from Borrower, Guarantor, any other guarantor, any other Person liable for the Indebtedness or any Collateral, or in protecting any of Lender's rights with respect to such indebtedness, Borrower, Guarantor, any other guarantor, any other Person liable for the Indebtedness or any Collateral.

           "Property": any and all tangible and intangible, real and personal property and property rights of Guarantor.

     1.03 Accounting Principles; Subsidiaries. Except as otherwise provided in this Guaranty, all computations and determinations as to accounting or financial matters and all financial statements shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), consistently applied, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. If at any time Guarantor has any Subsidiaries, all accounting and financial terms herein shall be deemed to include references to consolidated and consolidating principles, and covenants, representations and agreements with respect to Guarantor and its properties and activities shall be deemed to refer to Guarantor and its consolidated Subsidiaries collectively.

     1.03 UCC Terms. Except as otherwise provided or amplified (but not limited) herein, terms used in this Guaranty that are defined in the UCC shall have the same meanings herein.

     1.04 General Construction; Captions. All definitions and other terms used in this Guaranty shall be equally applicable to the singular and plural forms thereof, and all references to any gender shall include all other genders. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section, subsection, schedule and exhibit references are to this Guaranty unless otherwise specified. The captions and table of contents in this Guaranty are for convenience only, and in no way limit or amplify the provisions hereof.

     1.05 References to Documents and Laws. All defined terms and references in this Guaranty with respect to any agreements, notes, instruments, certificates or other documents shall be deemed to refer to such documents and to any amendments, modifications, renewals, extensions, replacements, restatements, substitutions and supplements of and to such documents. All references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations.

                              ARTICLE II: GUARANTY

     2.01 Guaranty of Payment. Guarantor hereby unconditionally and irrevocably guarantees to Lender the timely payment and performance of the Indebtedness.

     2.02 Guaranty Unconditional. Guarantor's guaranty of the Indebtedness is absolute and unconditional. Without limiting the foregoing, the validity of this Guaranty and Guarantor's obligations hereunder shall not be impaired by any event whatsoever, including without limitation any of the following, whether or not with notice to or consent of Guarantor:

          (a) the invalidity, irregularity, illegality or unenforceability of, or any defect in, any instrument, document, agreement or contract evidencing, comprising, securing, guarantying or otherwise relating to or executed or delivered in connection with the Indebtedness;

          (b) any present or future law, order or regulation of any government or of any governmental agency purporting to reduce, amend, vary the payment terms or otherwise affect the Indebtedness, the Borrower, any other guarantor, any other Person liable for the Indebtedness or any Collateral or any other obligation of the Borrower or any other Person liable for the Indebtedness;

          (c) any claim of immunity, defense, set-off or counterclaim (other than full and final payment of the Indebtedness) on behalf of the Borrower, any Other Guarantor or any other Person liable for the Indebtedness;

           (d) any change in the time, place or manner of payment or performance, or any release, waiver, indulgence, compromise, settlement, increase, decrease, extension, renewal, acceleration, impairment or termination (voluntary or otherwise) with respect to any or all of the Indebtedness;

          (e) any release, addition, exchange, waiver, indulgence, compromise, or settlement with respect to the Borrower, any other guarantor, any other Person liable for the Indebtedness, or any Collateral, or any failure to take, perfect or protect any lien or interest intended as Collateral;

          (f) any modification, amendment, restatement or replacement (in whole or in part) of any documents, agreements or instruments evidencing, comprising, securing, guarantying or otherwise relating to, executed or delivered in connection with the Indebtedness or of any covenants, obligations or terms set forth in such documents, agreements or instruments;

          (g) any failure by Lender to exercise diligence in the collection of the Indebtedness or perfect any interests in the Collateral, or any action, omission or delay on the part of Lender or any other Person to assert or enforce any claim, demand, right, power or remedy referred to, conferred in or arising under this Guaranty or any of the other instruments, agreements, contracts or documents evidencing, comprising, securing, guarantying or otherwise relating to, executed or delivered in connection with the Indebtedness, or any failure by Lender to file suit against Borrower for any reason, including, without limitation Borrower's insolvency or intent to leave the state;

          (h) the failure of any other Person to guarantee or grant a lien or security interest as collateral for any or all of the Indebtedness;

          (i) the voluntary or involuntary liquidation of, sale or other disposition of all or substantially all the assets of, cessation of business of, marshalling of assets and liabilities of, receivership of, financial decline of, insolvency of, bankruptcy of, assignment for the benefit of creditors of, reorganization of, arrangement of, composition with creditors or readjustment of, or other similar proceedings affecting, the Borrower or any of its subsidiaries or its assets or any allegation or contest of the validity of the Indebtedness or this Guaranty, or the disaffirmance or attempted disaffirmance of the Indebtedness or this Guaranty, in any such proceedings;

          (j) the merger, consolidation or dissolution of Borrower or a change in Borrower's form, business, operations or management;

          (k) the termination of any relationship between Guarantor and Borrower or Borrower's business, including, without limitation, any relationship of employment, ownership, management or commerce, unless this Guaranty has been terminated pursuant to Section 2.11 hereof;

          (l) the default or failure of the Guarantor fully to perform any of its obligations set forth in this Guaranty;

          (m) Lender's failure to notify Guarantor of the breach of any provisions under this Guaranty, the occurrence of any event of default or breach of any of the Indebtedness, acceleration of any of the Indebtedness, the foreclosure or sale of any Collateral, any other action by or on behalf of Lender with respect to the Indebtedness, or any of the events or circumstances listed in this Section 2.02; and/or

          (n) to the extent permitted by law, any other event, action or circumstance that would, in the absence of this paragraph, result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

     2.03 Guaranty Irrevocable. Guarantor's guaranty of the Indebtedness is irrevocable. This Guaranty cannot be cancelled by Guarantor and shall remain in full force and effect until full and final payment and discharge of the Indebtedness.

     2.04 Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand on Borrower or any other Person, or taking action against any Collateral, or instituting collection proceedings upon the Indebtedness. Guarantor's liability for the Indebtedness is hereby declared to be primary, and not secondary, and each document presently or hereafter executed by Borrower to evidence or secure an obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor. Guarantor's liability for the Indebtedness is joint and several with any Other Guarantor or Person liable for the Indebtedness, and Guarantor shall not be entitled to satisfy this Guaranty by contributing ratably with any other guarantor or otherwise paying less than the entire unpaid indebtedness. If any event occurs that would allow Lender to accelerate all or any part of the Indebtedness, but such acceleration as to Borrower is prevented by law or otherwise, Guarantor agrees that for purposes of this Guaranty the Indebtedness shall be deemed accelerated, and Guarantor shall make payment on demand to Lender as required hereunder.

     2.05 Bankruptcy and Insolvency. Without limitation, the Guarantor's obligations hereunder shall not be limited by: (a) the filing of a petition in bankruptcy by or against the Borrower or the appointment of a trustee, receiver, custodian, conservator, or other similar appointment over Borrower or any of Borrower's assets under any jurisdiction, or (b) any order, ruling, or action taken by any Person in any such proceeding or estate. In any such event or circumstance, Lender may in its discretion deal with Borrower, or the debtor-in-possession or any such trustee, receiver, custodian, conservator, or similar person as if any such person were Borrower, to modify any of the terms of the Indebtedness or to enter into cash collateral orders or post-petition financing arrangements. Any such liability shall be included as part of the Indebtedness. The Indebtedness guaranteed hereby shall also include any interest and fees (including legal fees) that would have accrued on or in connection with the Indebtedness even though the commencement of any bankruptcy case, insolvency proceeding or similar action involving the Borrower might suspend or terminate the accrual of such interest and fees as to the Borrower.

     2.06 Recovery of Avoided Payments. If any amount applied by Lender to the Indebtedness is subsequently challenged by a bankruptcy trustee or debtor-in-possession as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under state law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may, at its option and in its sole discretion, elect whether and to what extent to contest such challenge. If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys' fees, will become part of the Indebtedness. If any of the contested amounts are successfully avoided (whether through settlement or otherwise), the avoided amount will become reinstated as part of the Indebtedness hereunder. If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor-in-possession and the amount so advanced shall become part of the Indebtedness hereunder. Guarantor's obligation to reimburse Lender for amounts due under this Section shall survive the purported cancellation hereof.

     2.07 Waivers by Guarantor. Guarantor hereby knowingly, willingly, and irrevocably waives the following rights, defenses and benefits of law or equity with respect to this Guaranty and the Indebtedness:

          (a) the issuance of instruments evidencing the Indebtedness, acceptance of this Guaranty, presentment, protest, demand, notice and proof of reliance on this Guaranty, and the filing of claims with a court in the event of bankruptcy of Borrower, any other guarantor or any other Person liable for the Indebtedness;

          (a) any right to require Lender to marshal assets or proceed first against Borrower, the Collateral, any other guarantor or any other Person liable for the Indebtedness;

          (b) any claim or defense of impairment of collateral or impairment of recourse or any requirement of diligence on the part of Lender in collecting the Indebtedness or in taking, perfecting, protecting or proceeding against the Collateral;

          (c) any right of notice or consent, including without limitation notice of or consent to: (i) any release, addition, exchange, sale, waiver, indulgence, compromise, settlement, increase, decrease, extension, renewal, acceleration, impairment, or termination of or with respect to the Indebtedness, any Collateral, any other guarantor or any other Person liable for the Indebtedness; (ii) any of the other events or circumstances set forth in Section 2.02 of this Guaranty; (iii) any action taken, omission or determination not to act by Lender, Borrower, any Other Guarantor or any other Person liable for the Indebtedness with respect to the Indebtedness; (iv) dishonor, default and all other notices that may be required of Lender in connection with the Indebtedness;

          (d) any right (if any) to require Lender to advise Guarantor of any information known to Lender regarding the Indebtedness or the financial or other condition of Borrower;

          (e) any right (if any) to assert as a condition to Guarantor's performance under this Guaranty any event, circumstance, action or failure to act on the part of Lender, Borrower, any other guarantor or any other Person liable for the Indebtedness, including without limitation any of those events and circumstances set forth in Section 2.02 of this Guaranty; and

     2.09 Statute of Limitations. Guarantor acknowledges that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration, and shall not again begin to run until Lender subsequently again makes demand upon Guarantor.

     2.10 Subordination. Guarantor agrees that any presently existing or hereafter arising loan or extension of credit made by Guarantor to Borrower and any other presently existing or hereafter arising obligation of Borrower to Guarantor shall be subordinate to the Indebtedness as to both payment and collection. Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower or to allow any payment by Borrower on Guarantor's behalf until this Guaranty has been satisfied in full and terminated and released by Lender. Guarantor hereby grants Lender a security interest in all amounts owed to Guarantor by Borrower and all instruments, chattel paper and other property constituting obligations of Borrower to Guarantor. All such property in which a security interest may be perfected by possession shall be delivered to Lender immediately upon Guarantor's receipt thereof. Guarantor agrees that in the event of a bankruptcy or other insolvency proceeding involving Borrower, Guarantor will timely file a claim for the amount of the subordinated debt, in form approved by Lender. Guarantor agrees to pursue said claim with diligence and to comply with any instructions from Lender pertaining to the pursuit of the claim. The proceeds of such claim shall be delivered to Lender to the extent Guarantor owes Lender any amounts under this Guaranty.

     2.11 Termination. This Guaranty can only be terminated by Lender's delivery to Guarantor of a written instrument expressly terminating this Guaranty. Lender shall provide such a written termination in the event the Guarantor ceases to be a Subsidiary of the Borrower and no Event of Default under the Loan

Agreement exists before or would exist after the termination of this Guaranty.


            ARTICLE III: REPRESENTATIONS, WARRANTIES AND COVENANTS

     Guarantor hereby represents and warrants to Lender that as of the date hereof:

     3.01 Recitals. The recitals set forth at the beginning of this Guaranty are true.

     3.02 In Furtherance of Business Purposes. The extension of credit to Borrower by Lender is a direct financial benefit to Guarantor and the execution of this Guaranty is made in furtherance of the business purposes of the Guarantor.

     3.03 Independent Investigation. Guarantor delivers this Guaranty based solely on Guarantor's own independent investigation and in no part upon any representation or statement of Lender or its agents with respect to any matter whatsoever. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning the Indebtedness or the financial or other condition of Borrower.

     3.04 Not a Replacement or Substitute Guaranty. This Guaranty is not a substitute or replacement for any other guaranty executed by Guarantor or any other Person.

     3.05 Corporate Existence. Guarantor is a corporation duly organized, legally existing, and in good standing under the laws of the State of _______________________ and it is duly qualified as a foreign corporation in all jurisdictions in which the property owned or the business transacted by it makes such qualification necessary. Guarantor will not commence doing business in any state unless and until it shall have qualified to do business in such state.

     3.06 Corporate Power and Authorization. Guarantor is duly authorized and empowered to execute, deliver, and perform under this Guaranty; the Guarantor's board of directors (and, if necessary, its shareholders) have authorized the Guarantor to execute and perform under this Guaranty; and all other corporate and/or shareholder action on Guarantor's part required for the due execution, delivery, and performance of this Guaranty has been duly and effectively taken.

     3.07 Legal and Binding Agreement. The execution, delivery and performance of this Guaranty will not violate any provisions of the charter or bylaws of Guarantor or any judicial or administrative order or governmental law or regulation, and this Guaranty is valid and binding in every respect according to its terms, subject to no defense, counterclaim, set-off or objection of any kind, except, as to enforcement only, the effect of applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally. Lender has neither taken nor failed to take any action that subjects it to any liability to Guarantor.

     3.08 No Consent Required. Guarantor's execution and performance of this Guaranty do not require the consent of or the giving of notice to any other Person, including without limitation the PUC or FCC.

     3.09 No Burdensome Agreements. The execution and performance of this Guaranty will not cause a default under any other contract or agreement to which Guarantor or any of Guarantor's properties are subject, nor result in the creation or imposition of any lien upon any of Guarantor's properties.

     3.10 Litigation. Except as set forth on Schedule A hereto, Guarantor is not presently a defendant in any pending counterclaim, litigation, arbitration or administrative proceeding or the subject of any investigation; there is no counterclaim, litigation, arbitration, administrative proceeding or investigation threatened against Guarantor; and Guarantor is not subject to any outstanding court or administrative order. Guarantor covenants to give Lender prompt written notice of any counterclaim, litigation, administrative proceeding or investigation that may hereafter be instituted or threatened against Guarantor, whether or not Guarantor's liability under such proceeding would be covered by insurance.

     3.11 Solvency. Guarantor is solvent as of the date of execution of this Guaranty and is generally paying its debts as they become due. The fair value of Guarantor's assets substantially exceeds the sum total of Guarantor's liabilities. Guarantor has not, since the date of Guarantor's most recent financial statement delivered to Lender, experienced a material adverse change in its financial condition or sold or otherwise conveyed or assigned any material asset to any Person except pursuant to an arms-length transaction with a Person unrelated to or unaffiliated with Guarantor or Borrower for full and adequate consideration. For so long as any portion of the Indebtedness remains unpaid, Guarantor shall not make any sale, conveyance or assignment of any material assets to (i) any Person related to or affiliated with Guarantor or Borrower who is not also a Guarantor or Borrower or (ii) any independent third party except pursuant to an arms-length transaction in which Guarantor receives cash or other payment immediately upon such transfer in an amount reasonably equivalent to the value of the asset transferred.

     3.12 Capital. Guarantor now has and plans at all times hereafter to have capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage.

     3.13 No Unpaid Taxes. Guarantor is not presently delinquent in the payment of any taxes imposed by any governmental authority or in the filing of any tax return or other required report for itself, Guarantor's business or Guarantor's Properties. Guarantor is not involved in a dispute with any taxing authority over tax amounts due. Guarantor covenants that all future taxes assessed against Guarantor, Guarantor's business and Guarantor's Properties shall be timely paid and that all tax returns and reports required of Guarantor shall be timely filed.

     3.14 Compliance with Law. Guarantor's properties are maintained and Guarantor's business activities are conducted in accordance with all applicable laws and regulations, including without limitation all telecommunications, licensing, environmental and zoning laws, and Guarantor covenants to maintain its properties and conduct its business activities in compliance with all such laws and regulations.

     3.15 Filings. To the date hereof, Guarantor has filed all reports, tariffs, notices and statements required to be filed with the PUC, FCC and any other applicable governmental regulatory agencies, if any.

     3.16 No Default. Guarantor is not in violation of its articles of incorporation or bylaws or in default in any respect that affects its business, properties, operations, or condition, financial or otherwise, under any indenture, mortgage, deed of trust, credit agreement, note, agreement, or other contract to which Guarantor is a party or by which it or its Properties are bound.

     3.17 Title, Etc. Guarantor has and covenants to maintain good title to its Properties, free and clear of all liens except those referenced or reflected in the financial statements delivered to Lender. Guarantor possesses all trademarks, copyrights, trade names, patents, licenses, permits and rights therein, adequate in all material respects for the conduct of its business as now conducted and presently proposed to be conducted, without conflict with the rights or claimed rights of others.

                     ARTICLE IV: MISCELLANEOUS PROVISIONS

     4.01 No Fiduciary Relationship; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to create any partnership, joint venture or other fiduciary relationship between Lender and Borrower or Guarantor for any purpose. This Guaranty and any documents securing the Indebtedness have been executed for the sole benefit of Lender as an inducement to cause it to extend credit to Borrower, and neither Guarantor nor any other third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under any document.

     4.02 Survival. All warranties, representations, and covenants made by the Guarantor herein shall be deemed to have been relied upon by the Lender and the holder(s) from time to time of the Indebtedness and shall survive the delivery to the Lender of this Guaranty regardless of any investigation made by the Lender or the holder(s) from time to time of the Indebtedness.

     4.03 Entire Agreement; No Oral Representations Limiting Enforcement. This Guaranty represents the entire agreement between the parties concerning the liability of Guarantor for the Indebtedness, superseding any and all other agreements, promises or representations existing prior to or made simultaneously with this Guaranty. Any oral statements regarding Guarantor's liability for the Indebtedness are merged herein. Without limiting the foregoing, Guarantor acknowledges that Lender has made no oral statements to Guarantor that could be construed as a waiver of Lender's right to enforce this Guaranty by all available legal means.

     4.04 Assignment. This Guaranty shall be binding upon the heirs, successors and assigns of Guarantor, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Guarantor without the required prior consent shall be void. The Lender may assign and transfer this Guaranty in whole or in part to any assignee of all or part of the Indebtedness. The Lender's successors and assigns shall have the right to rely upon this Guaranty with respect to the Indebtedness and any additional transactions with Borrower, its successors and assigns, in reliance hereon, in the same manner and with the same force and effect as if such successor or assign were specifically named as Lender herein.

     4.05 Notices. All notices, requests, demands, directions and other communications (collectively "notices") required under the provisions of this Guaranty shall be in writing (including communication by facsimile transmission) unless otherwise expressly permitted hereunder and shall be sent by hand, by registered or certified mail return receipt requested, by overnight courier service maintaining records of receipt, or by facsimile transmission with confirmation in writing mailed first-class, in all cases with charges prepaid, and any such properly given notice shall be effective upon the earlier of receipt or (i) when delivered by hand, or (ii) the third Business Day after being mailed, or (iii) the following Business Day if sent by overnight courier service, or (iv) when sent by facsimile, answer back received. All notices shall be addressed as follows:

          If to Guarantor: _______________________________
                           _______________________________
                           _______________________________

          With a copy to:  _______________________________
                           _______________________________
                           _______________________________


          If to Lender:    NTFC Capital Corporation
                           501 Corporate Centre Drive, Suite 600
                           Franklin, Tennessee 37067
                           Attention: Legal Department
                           Telecopy:  (615) 771-6187

          With a copy to:  NTFC Capital Corporation
                           501 Corporate Center Drive, Suite 600

                         Franklin, Tennessee  37067
                         Attention:  Manager, Credit

All notices shall be sent to the applicable party at the address stated above or in accordance with the last unrevoked written direction from such party to the other party hereto.

     4.06 Cumulative Remedies. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

     4.07 Severability. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

     4.08 Applicable Law. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Indebtedness shall be determined according to the internal laws of Tennessee.

     4.09 Jurisdiction; Venue; Service of Process. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS GUARANTY, ANY OF THE INDEBTEDNESS, ANY COLLATERAL, ANY OTHER GUARANTOR, OR ANY RELATIONSHIP BETWEEN LENDER AND GUARANTOR, AND AGREES NOT TO CONTEST OR CHALLENGE VENUE IN ANY SUCH COURTS. Guarantor irrevocably consents to the service of process of any such courts in any such action or proceeding by registered or certified mail, postage prepaid, return receipt requested, to Guarantor at the address listed in this Guaranty or to such other address as Guarantor may have furnished to Lender in writing, and agrees that such service shall become effective thirty
(30) days after such mailing. However, nothing herein shall affect the right of Lender or Guarantor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender or Guarantor in any other jurisdiction.

     4.10 Jury Waiver.  EACH OF GUARANTOR AND LENDER HEREBY KNOWINGLY,
WILLINGLY AND IRREVOCABLY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, ANY OF THE INDEBTEDNESS, ANY COLLATERAL, ANY OTHER GUARANTOR OR ANY RELATIONSHIP BETWEEN THE LENDER AND GUARANTOR. GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     4.11 Waiver of Damages. Except to the extent prohibited by law, in any action or proceeding involving this Guaranty, any of the Indebtedness, any Collateral, any other guarantor or any relationship between the Lender and Guarantor, Guarantor hereby irrevocably and unconditionally waives any and all rights under the laws of any state to claim or recover any special, exemplary, punitive, consequential or other damages other than actual direct damages.

     4.12 Costs and Expenses. Guarantor agrees to pay all costs and expenses, including, without limitation, attorneys' fees and compensation for time spent by Lender's employees, that Lender may incur in enforcing the terms of this Guaranty against Guarantor, in protecting Lender's rights hereunder, or in amending or modifying any of the terms hereof.

     4.13 Indulgence Not Waiver. Lender's indulgence in the existence of a default with respect to the Indebtedness or under this Guaranty or any other departure from the terms of this Guaranty shall not prejudice any of Lender's rights, including without limitation Lender's rights to make demand and recover from Guarantor. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.

     4.14 Amendment and Waiver in Writing. No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

     4.15 Counterparts. This Guaranty may be executed in any number of counterparts (by facsimile transmission or otherwise), each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     Executed the date first written above.


                                   GUARANTOR:
                                   ----------
                                   Focal Communications of Colorado


                                   By: Joseph A. Beatty
                                   Title: Executive Vice President & Chief
                                          Financial Officer

Accepted as of _________________________, 199__

NTFC CAPITAL CORPORATION



By:____________________________________________

Title:__________________________________________

                                                                       EXHIBIT D
                                                                       ---------

              FORM OF OPINION OF REGULATORY COUNSEL FOR BORROWER
                                [FCC opinions]

                                [Closing Date]

NTFC Capital Corporation
501 Corporate Centre Drive, Suite 600
Franklin, TN 37067

     Re: Amended and Restated Loan and Security Agreement by and between NTFC Capital Corporation and _____________________

Ladies and Gentlemen:

     We have acted as special regulatory counsel for __________________, a corporation organized under the laws of the State of __________________ ("Borrower"), in connection with the execution and delivery of the Amended and Restated Loan and Security Agreement dated as of _____________________ between NTFC Capital Corporation ("Lender") and Borrower (the "Loan Agreement") and the execution and delivery pursuant thereto of the Note and other agreements executed by the Borrower. This opinion is being delivered to you pursuant to
Section 5.02 of the Loan Agreement. Capitalized terms used herein which are not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

     We have assumed (i) the genuineness of all signatures, the authenticity of documents submitted to us as originals, and the conforming to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, and (ii) the correctness of public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities.

     We are licensed to practice in the state of ___________. We express no opinion as to any laws other than the laws of the State of _____________ and federal law.

     This opinion is based upon an examination of the rules, regulations, documents, certificates, public files and records of the Federal Communications Commission ("FCC"), and of the Loan Agreement and the other Loan Documents (the "Transaction Agreements").

     We understand and assume that the Transaction Agreements have been executed and delivered as of the date hereof substantially in the form delivered to us on March __, 1997.

     In rendering the opinions herein, we have considered duly the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Act"), as they relate to the regulation of the Borrower as a provider of telecommunication and telephone services.

     Based upon the foregoing and subject to the limitations set forth herein, we are of the opinion that:

     1. No consent, approval, authorization or order of the FCC is required to be obtained, and no notice to or filing with the FCC is required to be made, in connection with the execution, delivery or enforceability of the Transaction Agreements and the consummation of the transactions contemplated therein except to the extent, if any, described on Exhibit A hereto.

     2. The Borrower and its operations [are subject to regulation under the Act, and are in full compliance therewith] [are not subject to regulation under the Act].

     3. As described on Exhibit B hereto, the Borrower has obtained all permits, licenses, authorizations and approvals from the FCC, and has made all filings with the FCC, as may be necessary for (i) the purchase, installation, construction or operation of the Equipment, or (ii) the operation of the Borrower's business in accordance with its business plan, or (iii) the execution, delivery, performance and enforcement of the Transaction Documents (collectively, the "Regulatory Authorizations").

     4. All such Regulatory Authorizations have been duly made and validly issued, are in full force and effect, and are not subject to any further administrative review, objection or appeal. There are no notices of violation, orders to show cause, or complaints issued by or before the FCC or by anyone else against Borrower, its Affiliates or the Equipment that could adversely affect any such Regulatory Authorizations.

     5. There is no action, suit, proceeding or arbitration involving the type of telecommunications business conducted by the Borrower that is pending before the FCC in which there is a reasonable possibility of an adverse decision that could reasonably be expected to materially and adversely affect the Borrower's operation of its business as contemplated in its Business Plan.

     6. The Lender will not, solely by reason of the execution and delivery of the Transaction Agreements or the consummation of the transactions contemplated therein, be subject to the jurisdiction of the FCC except to the extent, if any (as described on Exhibit A hereto) required in the event that the Lender seeks to enforce its rights as a secured party to sell or otherwise dispose of, or to operate or cease operation of, the Collateral.

     This opinion is rendered only for the benefit of the Lender and its successors and assigns, and may not be relied upon by other parties without our prior written consent.

                                                Very truly yours,

                                                 EXHIBIT A TO REGULATORY OPINION



                 REQUIRED APPROVALS FOR TRANSACTION AGREEMENTS
                 ---------------------------------------------

                                                 EXHIBIT B TO REGULATORY OPINION



                      PERMITS/AUTHORIZATIONS FOR BUSINESS
                      -----------------------------------

                                                                       EXHIBIT E
                                                                       ---------

                                    FORM OF
                         LANDLORD'S WAIVER AND CONSENT


     THIS LANDLORD'S WAIVER AND CONSENT ("Consent"), made and entered into this __ day of _____________, 199__, by ____________________, ("Landlord") in favor of NTFC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                  BACKGROUND:

     A. Landlord is the owner of certain real property located in ______ County, __________, being more particularly described on Exhibit A attached hereto (the "Premises").

     B. The Premises have been leased to _________________ ("Lessee") by Lease Agreement dated __________ (the "Lease") a memorandum of which is attached hereto as Exhibit B and is of record at Book ______, Page ____, in the Office of the [Recorder of Deeds] for ______________County, ____________.

     C. Lender will be extending loans and other financial accommodations to Lessee for the purpose of financing Lessee's acquisition, construction, installation, maintenance and operation of a fiberoptic transmission communications system (the "System"), part of which may be located on the Premises.

     D. As a condition to extending such loans and other financial accommodations, Lender has required, among other things, that Lessee grant to Lender security interests in the System and in certain of Lessee's property, including, without limitation, machinery, equipment, fixtures and inventory, whether now owned or hereafter acquired ("Collateral"), a portion of which Collateral is and may hereafter be located on or about the Premises, and that Lessee execute a leasehold mortgage or collateral assignment of lease, conveying to Lender Lessee's leasehold interest in the Premises as collateral for the loans to be made by Lender to Lessee.

     NOW, THEREFORE, in order to induce Lender to continue to extend financial accommodations to Lessee, which will aid Lessee in meeting its obligations to Landlord, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby agrees with Lender as follows:

     1. Landlord hereby consents to Lessee's granting to Lender a lien on Lessee's leasehold interest in the Premises (including any purchase option, access rights, utility easements and rights of way) and executing a leasehold mortgage, leasehold deed of trust, or collateral assignment in favor of Lender (the "Leasehold Mortgage").

     2. Landlord consents to Lessee's granting Lender a security interest in the Collateral. Lender's security interests and liens in the Collateral shall be superior to any title or interest which the Landlord may at any time have therein, and, during the term of this Agreement, Landlord will not assert against any of the Collateral any title or any statutory, common law, contractual or possessory lien, including, without limitation, rights of levy or distraint for rent, all of which Landlord hereby subordinates in favor of Lender.

     3. Landlord hereby agrees that none of the Collateral is subject to the Lease and hereby disclaims any and all right, title, interest or claim in or to the Collateral and any cash or non-cash proceeds of the Collateral (except with respect to the subordinated landlord lien referred to in Section 2 above). The Collateral may be affixed to or used in conjunction with the Premises, but shall remain the

Lessee's personal property, subject to Lender's lien, at all times. Landlord agrees not to impound or remove any of the Collateral from the Premises as long as this Consent is in effect, except as set forth herein.

     4. Landlord agrees that Lender may enter upon the Premises at any time or times, during normal business hours, with reasonable advance notice to Landlord, to inspect or to remove the Collateral therefrom, without charge, except for reimbursement for any physical damage to the Premises caused by such removal. Landlord will not hinder Lender's actions in enforcing its liens and remedies with respect to the Collateral. Landlord agrees that Lender may conduct public or private sales of the Collateral at the Premises and that interested parties will be permitted access to the Premises during normal business hours, with reasonable advance notice to Landlord, for the purpose of inspecting the Collateral prior to any such sale.

     5. Landlord agrees that as long as Landlord receives in a timely fashion all rental payments as and when due, and as long as the obligations of the Lessee to maintain the Premises are being fulfilled (whether by Lessee or, at Lender's option, by Lender or any designee of Lender), Landlord will not terminate the Lease or take any action to impound or remove the Collateral or to require Lessee, Lender or Lender's designee to surrender possession of the Premises until termination of the Lease.

     6. In the event that Lessee defaults in its obligations under the Lease, Landlord hereby agrees to give Lender written notice of default under the Lease, at the same time and in the same manner as such notice is given to Lessee and further agrees that Lender may, but shall not be obligated to, cure such defaults, at its option, within the applicable notice and cure periods and/or assume the Lease in the place of Lessee.

     7. Lender shall have no obligations under the Lease unless and until Lender delivers to Landlord written notice of assumption, if Lender elects to assume the Lease. Upon delivery of such a written notice of assumption to Landlord, then Lender (or its designee) shall be entitled to all rights and benefits of the Lease, and shall be obligated for all of Lessee's obligations thereunder. Landlord agrees that, in the event that a default occurs under the Leasehold Mortgage and Lender, or any agent or designee of Lender, takes possession of the Premises or forecloses and sells Lessee's leasehold interest in the Premises, Lender, and its designees, successors, assigns or transferees shall be permitted to use the Premises for any purpose permitted under the Lease, as long as such party does not use or occupy the Premises in violation of the laws, ordinances or regulations of any government or agency having jurisdiction or in violation of Lessor's insurance contract(s). Landlord's acceptance of Lender (or its designee) as substitute tenant shall not release Lessee from any liability.

     8. If the Lease is terminated and Lender does not elect to assume the Lease, Landlord agrees to allow the Collateral to remain on the Premises for a reasonable time not less than ninety (90) days, during which time Lender may, at its discretion, remove, sell or otherwise dispose of such Lender's Collateral as Lender may elect, as long as Landlord receives the rental payments due under the Lease, and as long as Lessee's obligations to maintain the Premises are being fulfilled.

     9. Landlord agrees that in the event of termination of the Lease by reason of any default by Lessee, or upon Lessee's rejection of the Lease in any bankruptcy or insolvency proceeding, at Lender's option, Landlord will enter into a new lease of the Premises with Lender or its designee(s), for the remainder of the term, effective as of the date of such termination, at the rent and upon the terms, provisions, covenants and agreements as contained in the Lease and subject only to the same conditions of title as the Lease is subject to on the date of the execution hereof, and to the rights, if any, of any parties then in possession of any part of the Premises.

     10. Landlord agrees and acknowledges that, in the event of a default under the Leasehold Mortgage, Lender may exercise any of the remedies contained therein and may assume or transfer to a third party the Lessee's interest in the Lease (including any purchase option, access rights, utility easements and rights of way) pursuant to the terms of the Leasehold Mortgage. Any transfer of the Lease shall be subject to Landlord's rights under the Lease.

     11. Landlord states that the Lease is presently in full force and effect, that all rentals have been paid up to date, and that the Lease is not in default.

     12. This Consent shall remain in full force and effect until all obligations of Lessee to Lender have been paid and satisfied in full and Lender has terminated its financing agreements with Lessee.

     13. The provisions of this Consent may not be modified or terminated orally, and shall be binding upon the successors and assigns of the Landlord, and upon any successor owner or transferee of the Premises and shall inure to the benefit of the Lender and its successors and assigns. Notwithstanding any other provision of this Consent or the Lease to the contrary, all of Lender's right, title and interest in and to the Lease and any obligations thereunder may be assigned and transferred to an affiliate or successor of Lender without notice to Landlord, and to other parties with notice to Landlord.

     14. All notices shall be in writing and shall be mailed by first class registered or certified mail, postage prepaid, as follows:

         (a)  If to Lender:

              NTFC Capital Corporation
              501 Corporate Centre Drive, Suite 600
              Franklin, Tennessee 37067
              Attention: Vice President, Marketing

          (b)  If to Landlord:

               ________________

               ________________

               Attention: _____

     15.  This Landlord's Consent may be recorded in any appropriate locations.

     16. This document shall in all respects be governed by and construed in accordance with the laws of the State in which the Premises are located.

     IN WITNESS WHEREOF, Landlord has executed this Landlord's Waiver and Consent on the date first above written.

                                       Landlord:


                                       ______________________________

                                       By:___________________________

                                       Title:________________________

                                                 [OR]

[LIMITED PARTNERSHIP]                  _____________________________


                                            By:___________________________
                                            Its: General Partner

                                                 By:_______________________

                                                 Title:____________________


                                                 [OR]


[INDIVIDUAL]                                __________________________
                                            Landlord

[form of notary acknowledgement] [sample: variable by state and type of entity]

[Corporation]

STATE OF ________)
COUNTY OF _________)

     Before me,______, a Notary Public of said County and State, personally appeared ______________ with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be __________ (or other officer authorized to execute the instrument) of __________, the within named bargainor, a corporation, and that he/she as such _________ executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as
______________.

     Witness my hand and seal, at Office in __________, this _______ day of ______, 19__.

                                       ______________________
                                       Notary Public



My Commission Expires:_________________




This Document Prepared By:

______________________________

______________________________

______________________________

After Recording Return To:

______________________________

______________________________

______________________________

                                                         EXHIBIT A TO LANDLORD'S
                                                              WAIVER AND CONSENT


                             Property Description

                                   EXHIBIT A

                             Property Description

                                   EXHIBIT B

                                   Mortgage

                                                                       EXHIBIT F

                                    FORM OF

                              MORTGAGEE'S CONSENT



     THIS MORTGAGEE'S WAIVER AND CONSENT ("Consent"), made and entered into this __ day of ________, 1998, by _________________, ("Mortgagee") in favor of NTFC
CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                  BACKGROUND


     A. Mortgagee holds liens on certain real property, being more particularly described on Exhibit A attached hereto (the "Premises"), owned by ______________ ("Landlord"), pursuant to the mortgage described on Exhibit B hereto (the "Mortgage").

     B. Landlord leased a portion of the Premises to FOCAL COMMUNICATIONS CORPORATION (the "Borrower") pursuant to a lease dated as of ________, 199_ executed between Landlord and the Borrower (as amended from time to time, the "Lease").

     C. Lender has extended and/or will be extending loans and other financial accommodations to the Borrower for the purpose of financing the Borrower's purchase and installation of the equipment, cabling and other materials constituting a fiberoptic telecommunications system (the "System"), part of which will be located on a portion of the Premises.

     D. As a condition to maintaining and/or extending such loans and other financial accommodations, Lender has required, among other things, that the Borrower grant to Lender security interests in the System, including all equipment, machinery, fixtures and inventory of the Borrower, whether now owned or hereafter acquired (the "Collateral"), a portion of which Collateral is and may hereafter be located on or about the Premises, and Borrower's rights under the Lease.

     NOW, THEREFORE, in order to induce Lender to continue to extend financial accommodations to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagee hereby agrees with Lender as follows:

     1. Mortgagee agrees that Lender's security interests and liens in the Collateral shall be superior to any title or interest which the Mortgagee may at any time have therein, and, during the term of this Agreement, Mortgagee will not assert against any of the Collateral any title or any statutory, common law, contractual or possessory lien, including, without limitation, rights of levy or distraint for rent, all of which Mortgagee hereby subordinates in favor of Lender.

     2. Mortgagee hereby agrees that none of the Collateral is subject to the Mortgage and hereby disclaims any and all right, title, interest or claim in or to the Collateral and any cash or non-cash proceeds of the Collateral. The Collateral may be affixed to or used in conjunction with the Premises, but shall remain the Borrower's personal property, subject to Lender's lien, at all times. Mortgagee agrees not to remove any of the Collateral from the Premises without giving Lender prior written notice.

     3. Mortgagee agrees that, if Mortgagee should foreclose upon or take possession of the Premises, Mortgagee will so notify Lender, and, so long as Mortgagee receives the rental payments due under the Lease, Lender may enter upon the Premises at any time or times within ninety (90) days after Mortgagee's taking possession, to remove the Collateral therefrom, without charge, except for reimbursement for any physical damage to the Premises caused by such removal. Mortgagee will not hinder Lender's actions in enforcing its liens and remedies with respect to the Collateral.

     4. Mortgagee agrees that, if Mortgagee should foreclose upon or take possession of the Premises, and as long as Mortgagee receives in a timely fashion all rental payments under the Lease as and when due, and as long as the obligations of the Borrower to maintain the Premises are being fulfilled (whether by Borrower or, at its option, Lender or any designee of Lender), Mortgagee will not terminate the Lease or disturb the quiet enjoyment of the Borrower, Lender or Lender's designee thereunder, or take any action to require Borrower, Lender or Lender's designee to surrender possession of the Premises or the Collateral until termination of the Lease.

     5. This Consent shall remain in full force and effect until all obligations of Borrower to Lender have been paid and satisfied in full and Lender has terminated its financing agreements with Borrower.

     6. The provisions of this Consent may not be modified or terminated orally, and shall be binding upon the successors and assigns of the Mortgagee, and upon any successor owner or transferee of the Premises and shall inure to the benefit of the Lender and its successors and assigns.

     7. All notices shall be in writing and shall be mailed by first class registered or certified mail, postage prepaid, as follows:

        (a)  If to Lender, to

             NTFC Capital Corporation
             501 Corporate Centre Drive, Suite 600
             Franklin, Tennessee 37067
             Attention: Legal Department

        (b)  If to Mortgagee, to

             _____________________

             _____________________

             _____________________

     8. This Mortgagee's Consent may be filed and recorded in the appropriate locations.

     9. This document shall in all respects be governed by and construed in accordance with the laws of the State in which the Premises are located.

     IN WITNESS WHEREOF, Mortgagee has executed this Mortgagee's Consent on the date first above written.


                                       MORTGAGEE:

                                       __________


                                       By:____________

                                       Title:_________


                      [form of corporate acknowledgment]
                [sample: variable by state and type of entity]



STATE OF ________)
COUNTY OF _________)

     Before me,___________, a Notary Public of said County and State, personally appeared ___________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be __________ (or other officer authorized to execute the instrument) of __________, the within named bargainor, a corporation, and that he/she as such __________ executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as
__________.


     Witness my hand and seal, at Office in __________, this __ day of ______ 19__.


                                         _____________
                                         Notary Public


My Commission Expires:___________________



                                       3